As filed with the U.S. Securities and Exchange Commission on January 28, 2013

Securities Act File No. 033-13863

Investment Company Act File No. 811-001090

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 48	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 59	☒

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

COPY TO:

Nomura Partners Funds, Inc. c/o State Street Bank & Trust 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Nora M. Jordan, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on [DATE] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [DATE] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Nomura Partners Funds

The World from Asia

NOMURA

Prospectus

January 28, 2013

Nomura Partners Funds, Inc.	Class A	Class C	Class I	Class S

The Japan Fund	NPJAX	NPJCX	NPJIX	SJPNX

Asia Pacific ex Japan Fund	NPAAX	NPACX	NPAIX

India Fund	NPIAX	NPICX	NPIIX

Greater China Fund	NPCAX	NPCCX	NPCIX

Global Equity Income Fund	NPWAX	NPWCX	NPWIX

Global Emerging Markets Fund	NPEAX	NPECX	NPEIX

International Equity Fund	NPQAX	NPQCX	NPQIX

High Yield Fund	NPHAX	NPHCX	NPHIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Japan Fund

Investment Objective

The Japan Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class S

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00	$20.00
*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class S

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.08%

Other Expenses	1.08%	1.09%	1.00%	1.09%

Total Annual Fund Operating Expenses	1.93%	2.69%	1.60%	1.77%

Fee Waiver and Expense Reimbursement**	(0.08)%	(0.09)%	0.00%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.85%	2.60%	1.60%	1.68%

**	The Fund’s advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.60% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares				If you did not redeem your Shares

	Share Class				Share Class

	Class A	Class C	Class I	Class S	Class A	Class C	Class I	Class S

1-Year	$752	$263	$163	$171	$752	$263	$163	$171

3-Year	$1,139	$827	$505	$549	$1,139	$827	$505	$549

5-Year	$1,550	$1,417	$871	$951	$1,550	$1,417	$871	$951

10-Year	$2,693	$3,015	$1,901	$2,077	$2,693	$3,015	$1,901	$2,077

Nomura Partners Funds	The World from Asia	:	1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Securities include common stocks, preferred stocks, convertible securities and warrants. The Fund will normally invest in common stocks. The Fund may also invest in Japanese real estate investment trusts (“J-REITs”) and Japanese exchange traded funds (“ETFs”). The Fund utilizes a “multi-manager” approach pursuant to which the Fund’s investments are allocated among experienced portfolio management teams who are responsible for large cap value, large cap growth and small cap growth/value blend investment styles. The Fund may engage in active and frequent trading in seeking to achieve its investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Geographic Concentration and Country Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Because the Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions in Japan and geopolitical conditions in Asia and the Middle East. In addition, natural disasters might have substantial economic impacts on affected regions, at least temporarily.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Growth and Value Investing Risks – Growth stocks tend to be more expensive and more sensitive to changes in their earnings than other types of stocks. The price of value stocks may not increase as anticipated, and value stocks may not pay dividends, if other investors fail to recognize the issuer’s value or favor investing in faster-growing issuers.

Exchange Traded Funds – ETFs seek to track the performance of securities indices. The market value of an ETF is expected to rise and fall with changes in the value of its underlying index, but an ETF’s return may not match the return of its underlying index as a result of expenses, cash flows and investment timing differences. Shares of ETFs have many of the same risks as direct investments in common stocks and bonds.

REIT and J-REIT Risk – Investing in real estate investment trusts (“REITs”) involves many of the same risks associated with direct ownership of real estate, such as declines in market value, shortages of mortgage funds, changes in applicable laws, overbuilding and defaults by tenants and borrowers. REITs are subject to leverage risk when they borrow to finance acquisitions. The properties owned or leased by REITs may be subject to risks that are specific to

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

certain industries or geographic regions. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk. J-REITs are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment

Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class S shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class S shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class S shares. After-tax returns for Class A, C and I shares will vary. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class S Annual Total Returns

(%) as of December 31 each year

Best Quarter 9/30/03, was 30.23%; and Worst Quarter 3/31/09 was -18.68%

Nomura Partners Funds	The World from Asia	:	3

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	5 Years	10 Years

Class S Shares

Return before Taxes		6.86	(3.88)	5.43

Return after Taxes on Distributions		6.84	(3.94)	5.33

Return after Taxes on Distributions and Sale of Fund Shares		4.88	(3.23)	4.73

Class A Shares (before taxes)	12/29/2008	0.61	–	3.15	**

Class C Shares (before taxes)	12/29/2008	5.90	–	3.89	**

Class I Shares (before taxes)	12/29/2008	6.80	–	4.91	**

The Tokyo Stock Price Index* (reflects no deductions for fees, expenses or taxes)		7.84	(3.40)	4.97

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

**	Since inception.

After-tax returns for Class A, C, and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained Nomura Asset Management Co., Ltd. (“NAM Tokyo”) to act as a sub-advisor to the Fund.

Portfolio Managers

Four individuals at NAM Tokyo share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM Tokyo

Hitoshi Nagasawa	Senior Portfolio Manager	1996

Kentaro Takayanagi	Chief Portfolio Manager	1991

Shinsuke Yauchi	Senior Portfolio Manager	1998

Akira Higashida	Senior Portfolio Manager	1999

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A, Class C and Class S shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Class S shares are available only to current Class S shareholders who were shareholders of record of Class S shares as of December 31, 2008. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon your withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	5

Asia Pacific ex Japan Fund

Investment Objective

The Asia Pacific ex Japan Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00
*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	1.10%	1.10%	1.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	3.36%	3.33%	3.08%

Total Annual Fund Operating Expenses	4.71%	5.43%	4.18%

Fee Waiver and Expense Reimbursement**	(2.96)%	(2.93)%	(2.68)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.75%	2.50%	1.50%

**	The Fund’s advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.50% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014 Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$743	$253	$153	$743	$253	$153

3-Year	$1,662	$1,361	$1,025	$1,662	$1,361	$1,025

5-Year	$2,587	$2,460	$1,912	$2,587	$2,460	$1,912

10-Year	$4,922	$5,167	$4,194	$4,922	$5,167	$4,194

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan. Investments may be made either directly or through its investments in other funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, depositary receipts and real estate investment trusts (“REITs”). Nomura Asset Management Singapore Limited (“NAM Singapore”), on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers. The Fund may invest in the Greater China Fund and the India Fund, which are also series of the Corporation, to the extent permitted by applicable law.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Geographic Concentration and Country Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Because the Fund concentrates its investments in the Asia Pacific region, exclusive of Japan, the Fund’s performance is expected to be closely tied to economic and political conditions in the Asia Pacific region and geopolitical conditions in the Asia Pacific region. In addition, natural disasters might have substantial economic impacts on affected regions, at least temporarily.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk – Investing in REITs involves many of the same risks associated with direct ownership of real estate, such as declines in market value, shortages of mortgage funds, changes in applicable laws, overbuilding and defaults by tenants and borrowers. REITs are subject to leverage risk when they borrow to finance acquisitions. The properties owned or leased by REITs may be subject to risks that are specific to certain industries or geographic regions. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Nomura Partners Funds	The World from Asia	:	7

Fund of Funds Risk – An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds, although the management fee paid to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees; provided, however, that the management fee paid to NAM USA will be calculated by including investments in money market funds that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 29.55%; and Worst Quarter 9/30/11, was -21.11%

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		9.88	16.99

Return after Taxes on Distributions		10.10	15.19

Return after Taxes on Distributions and Sale of Fund Shares		6.89	14.08

Class C Shares (before taxes)	12/29/2008	15.64	17.85

Class I Shares (before taxes)	12/29/2008	16.76	19.00

MSCI All Country (AC) Asia Pacific ex Japan Index* (reflects no deductions for fees, expenses or taxes)		22.31	21.62

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NAM Singapore to act as a sub-advisor to the Fund.

Portfolio Managers

Four individuals at NAM Singapore share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM Singapore

Tadashi Yoshimitsu	Senior Portfolio Manager (Lead)	2008

Graham Muirhead	Head of Investments and Chief Portfolio Manager	2001

Ken Leong	Senior Portfolio Manager	2004

Serene Chng	Portfolio Manager	2006

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	9

India Fund

Investment Objective

The India Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00
*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	4.66%	4.55%	4.67%

Total Annual Fund Operating Expenses	6.11%	6.75%	5.87%

Fee Waiver and Expense Reimbursement**	(4.16)%	(4.05)%	(4.17)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.95%	2.70%	1.70%

**	The Fund’s advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.70% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$762	$273	$173	$762	$273	$173

3-Year	$1,936	$1,630	$1,375	$1,936	$1,630	$1,375

5-Year	$3,084	$2,940	$2,556	$3,084	$2,940	$2,556

10-Year	$5,844	$6,020	$5,421	$5,844	$6,020	$5,421

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. A majority of the equity securities of Indian companies in which the Fund invests will be publicly-traded securities. The Fund is non-diversified and may invest a relatively high percentage of its assets in a small number of issuers. Nomura Asset Management Singapore Limited (“NAM Singapore”), on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Geographic Concentration and Country Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Because the Fund concentrates its investments in India, the Fund’s performance is expected to be closely tied to economic and political conditions in India and geopolitical conditions in India. There may be changes in the applicable laws and regulatory framework in India that may require the Fund and other entities to obtain registrations and/or make filings that are otherwise not required under the currently applicable framework.

There are restrictions on foreign investment and exchange control regulations in India. There can be no assurance that these restrictions and regulations will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Non-Diversification Risk – Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any singular event affecting those issuers than is a diversified fund.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of

Nomura Partners Funds	The World from Asia	:	11

securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 57.39%; and Worst Quarter 9/30/11, was -20.83%

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		19.53	13.48

Return after Taxes on Distributions		19.53	10.07

Return after Taxes on Distributions and Sale of Fund Shares		12.69	9.94

Class C Shares (before taxes)	12/29/2008	25.53	14.23

Class I Shares (before taxes)	12/29/2008	27.07	15.41

MSCI India Index* (reflects no deductions for fees, expenses or taxes)		25.97	18.85

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NAM Singapore to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at NAM Singapore share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM Singapore

Vipul Mehta (Lead)	Senior Portfolio Manager	2004

Vipin Kapoor	Portfolio Manager	2006

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	13

Greater China Fund

Investment Objective

The Greater China Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00
*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	5.54%	5.74%	5.59%

Total Annual Fund Operating Expenses	6.99%	7.94%	6.79%

Fee Waiver and Expense Reimbursement**	(5.04)%	(5.24)%	(5.09)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.95%	2.70%	1.70%

**	The Fund’s advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.70% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$762	$273	$173	$762	$273	$173

3-Year	$2,093	$1,850	$1,551	$2,093	$1,850	$1,551

5-Year	$3,372	$3,336	$2,879	$3,372	$3,336	$2,879

10-Year	$6,352	$6,683	$6,000	$6,352	$6,683	$6,000

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Chinese companies (companies located or having a principal trading market in China, Hong Kong or Taiwan) or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”), on behalf of the Fund, uses a proprietary quantitative investment process together with fundamental analysis. NAM Hong Kong, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Geographic Concentration and Country Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Because the Fund concentrates its investments in China, Hong Kong and Taiwan, the Fund’s performance is expected to be closely tied to economic and political conditions in those areas and geopolitical conditions in the China region. In addition, natural disasters might have substantial economic impacts on affected regions, at least temporarily.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Nomura Partners Funds	The World from Asia	:	15

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 25.27%; and Worst Quarter 9/30/11, was -24.60%

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		16.87	11.94

Return after Taxes on Distributions		16.87	10.64

Return after Taxes on Distributions and Sale of Fund Shares		11.43	10.10

Class C Shares (before taxes)	12/29/2008	23.07	12.97

Class I Shares (before taxes)	12/29/2008	24.25	13.88

MSCI Golden Dragon Index* (reflects no deductions for fees, expenses or taxes)		22.19	17.86

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NAM Hong Kong to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at NAM Hong Kong share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM Hong Kong

Queeny Ho (Lead)	Portfolio Manager	2008

Annie Tse	Portfolio Manager	2009

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	17

Global Equity Income Fund

Investment Objective

The Global Equity Income Fund’s (the “Fund”) investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00
*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.90%	0.90%	0.90%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	5.92%	5.99%	5.95%

Total Annual Fund Operating Expenses	7.07%	7.89%	6.85%

Fee Waiver and Expense Reimbursement**	(5.57)%	(5.64)%	(5.60)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.50%	2.25%	1.25%

**	The Fund’s advisor, Nomura Asset Management U.S.A Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.25% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$719	$228	$127	$719	$228	$127

3-Year	$2,070	$1,803	$1,522	$2,070	$1,803	$1,522

5-Year	$3,366	$3,288	$2,866	$3,366	$3,288	$2,866

10-Year	$6,378	$6,642	$6,013	$6,378	$6,642	$6,013

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Fund seeks to focus on income-producing equity securities, such as common and preferred dividend-paying stocks and real estate investment trusts (“REITs”). The Fund may invest in other types of securities and invests in U.S. and non-U.S. issuers. Under normal market conditions, the Fund will invest significantly (at least 40% of its assets unless market conditions are not deemed favorable by Nomura Asset Management U.K. Limited (“NAM UK”), in which case the Fund would invest at least 30% of its assets) in non-U.S. companies. The Fund may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or limited number of countries, but in no event will the Fund be invested in fewer than three different countries, as selected by NAM UK. NAM UK, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk – Investing in REITs involves many of the same risks associated with direct ownership of real estate, such as declines in market value, shortages of mortgage funds, changes in applicable laws, overbuilding and defaults by tenants and borrowers. REITs are subject to leverage risk when they borrow to finance acquisitions. The properties owned or leased by REITs may be subject to risks that are specific to certain industries or geographic regions. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Inflation Risk – The value of assets or income from the Fund’s investments may be worth less in the future if inflation decreases the value of money.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

Nomura Partners Funds	The World from Asia	:	19

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives Policies and Strategies” section in the SAI.

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 17.70%; and Worst Quarter 3/31/09, was -13.76%

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		5.53	10.10

Return after Taxes on Distributions		5.13	9.10

Return after Taxes on Distributions and Sale of Fund Shares		4.40	8.52

Class C Shares (before taxes)	12/29/2008	11.13	10.86

Class I Shares (before taxes)	12/29/2008	12.10	11.97

MSCI World Index* (reflects no deductions for fees, expenses or taxes)		15.83	13.08

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Investment Advisor

NAM USA is the investment advisor for the Global Equity Income Fund. NAM USA has retained NAM UK and Nomura Asset Management Singapore Limited (“NAM Singapore”) to act as sub-advisors to the Global Equity Income Fund. The execution of portfolio transactions will be made by NAM USA and affiliated sub-advisors (including NAM UK and NAM Singapore) in the regions in which the securities are traded.

Portfolio Managers

Two individuals at NAM UK share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM UK

Hideyuki Aoki (Lead)	Chief Fund Manager	2012

Yoshiaki Saito	Senior Fund Manager	2011

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	21

Global Emerging Markets Fund

Investment Objective

The Global Emerging Markets Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00

*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	3.71%	3.58%	3.66%

Total Annual Fund Operating Expenses	5.16%	5.78%	4.86%

Fee Waiver and Expense Reimbursement**	(3.31)%	(3.18)%	(3.26)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.85%	2.60%	1.60%

**	The Fund’s advisor, Nomura Asset Management U.S.A Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.60% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$752	$263	$163	$752	$263	$163

3-Year	$1,753	$1,438	$1,170	$1,753	$1,438	$1,170

5-Year	$2,752	$2,594	$2,179	$2,752	$2,594	$2,179

10-Year	$5,234	$5,407	$4,715	$5,234	$5,407	$4,715

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (S&P®), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets. The Fund may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or limited number of countries. The Fund will invest primarily in common stocks across countries, but in no event will the Fund be invested in fewer than three different countries, as selected by Martin Currie Inc. (“Martin Currie”). Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments.

Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Nomura Partners Funds	The World from Asia	:	23

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 28.18%; and Worst Quarter 9/30/11, was -21.63%

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		14.02	16.31

Return after Taxes on Distributions		14.12	14.55

Return after Taxes on Distributions and Sale of Fund Shares		9.51	13.66

Class C Shares (before taxes)	12/29/2008	20.05	17.16

Class I Shares (before taxes)	12/29/2008	21.24	18.32

MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)		18.23	20.41

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained Martin Currie to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at Martin Currie have primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with Martin Currie

Jeff Casson (Co-Lead)	Investment Manager	2010

Andrew Ness (Co-Lead)	Investment Manager	2010

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	25

International Equity Fund

Investment Objective

The International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00

*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees**	0.61%	0.61%	0.61%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	5.62%	5.70%	5.70%

Acquired Fund Fees and Expenses	0.45%	0.45%	0.45%

Total Annual Fund Operating Expenses***	6.93%	7.76%	6.76%

Fee Waiver and Expense Reimbursement****	(5.22)%	(5.23)%	(5.21)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement***,****	1.71%	2.53%	1.55%

**	The management fees are 0.85% of the average daily net assets, however, the fees are reduced by the assets invested in other Funds managed by the Advisor.

***	Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

****	Effective January 26, 2012, the Fund’s advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 1.40% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2014. NAM USA also has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its investment in other Funds of the Corporation through at least January 28, 2014.

Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived with the exception of the aforementioned reimbursement for the fees and expenses incurred indirectly by the Fund through its investment in other Funds of the Corporation. The arrangement may not be terminated prior to January 28, 2014 except by action of the Board of Directors of the Corporation.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by fee waiver and expense limitation agreements. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$739	$256	$158	$739	$256	$158

3-Year	$2,062	$1,803	$1,532	$2,062	$1,803	$1,532

5-Year	$3,335	$3,266	$2,858	$3,335	$3,266	$2,858

10-Year	$6,308	$6,584	$5,974	$6,308	$6,584	$5,974

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts.

The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund may also invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. In the pursuit of attractive returns across a wide variety of exciting investment opportunities Nomura Asset Management U.K. Limited (“NAM UK”) seeks to add value principally through two sources: allocation and stock selection. NAM UK, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. When investing in Japan and Asia, NAM UK may make use of other Funds which form part of the Corporation’s structure, including, but not limited to, The Japan Fund and the Asia Pacific ex Japan Fund, to the extent permitted by applicable law. NAM UK may also invest directly in Japan and Asia. In other geographic areas, NAM UK expects to invest directly.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Equity Securities Risk – The Fund will invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example,

Nomura Partners Funds	The World from Asia	:	27

political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk – Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources; their securities may trade less frequently and in more limited volume; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Fund of Funds Risk – An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expenses of the underlying funds, although the management fee paid to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees; provided, however, that the management fee paid to NAM USA will be calculated by including investments in money market funds that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Market, Exchange and Frequent Trading Risk – Foreign markets may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. In addition, active and frequent trading of securities involves higher expenses which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be 100% or more.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives, Policies and Strategies” section in the SAI.

Bar Chart and Performance Information

The bar chart and table below show the returns for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at www.nomurapartnersfunds.com.

Class A Annual Total Returns

(%) as of December 31 each year

Best Quarter 6/30/09, was 23.45%; and Worst Quarter 9/30/11, was -21.33%

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Table

	Average Annual Total Returns (%) as of December 31, 2012

	Inception date	1 Year	Lifetime

Class A Shares	12/29/2008

Return before Taxes		8.52	7.82

Return after Taxes on Distributions		8.51	6.40

Return after Taxes on Distributions and Sale of Fund Shares		6.02	6.24

Class C Shares (before taxes)	12/29/2008	14.34	8.73

Class I Shares (before taxes)	12/29/2008	15.40	9.79

MSCI EAFE Index* (reflects no deductions for fees, expenses or taxes)		17.32	10.56

*	For a description of the index, please see “Description of Fund Benchmarks” section in the Prospectus.

After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NAM UK to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at NAM UK share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM UK

Emmanuel Raymond (Lead)	Lead Portfolio Manager	2008

Michael Russell	Portfolio Manager	2005

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

Nomura Partners Funds	The World from Asia	:	29

High Yield Fund

Investment Objective

The High Yield Fund’s (the “Fund”) investment objective is to achieve current yield and capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	3.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None

Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%

Small Account Fee	$20.00	$20.00	$20.00

*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.65%	0.65%	0.65%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses**	0.85%	0.85%	0.85%

Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%

Fee Waiver and Expense Reimbursement***	(0.65)%	(0.65)%	(0.65)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement***	1.10%	1.85%	0.85%

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

***	The Fund’s advisor, Nomura Asset Management U.S.A Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 0.85% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2015. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2015 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first two years by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares

	Share Class			Share Class

	Class A	Class C	Class I	Class A	Class C	Class I

1-Year	$483	$188	$87	$483	$188	$87

3-Year	$779	$649	$342	$779	$649	$342

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Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples illustrated above, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), or Fitch, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Nomura Corporate Research and Asset Management Inc. (“NCRAM”).

The Fund defines high yield bonds to include the following (provided they are unrated or rated below investment-grade): bank loans; payment-in-kind securities; deferred payment securities; fixed, variable and floating rate obligations; asset-backed securities; convertible securities; zero-coupon bonds; and debt obligations. The Fund may invest in new issuances of high yield bonds. The Fund may invest in distressed high yield bonds.

NCRAM anticipates that the Fund will be invested in a diversified portfolio of high yield bonds. Maturity is not a consideration in selecting the Fund’s investments. The Fund may engage in active and frequent trading in seeking to achieve its investment objective.

In addition to investing in high yield bonds, NCRAM can invest up to 20% of the Fund’s assets in a wide range of securities, including investment grade bonds, common stock, preferred securities and money market instruments. Up to 20% of the Fund’s assets may be invested in securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund’s foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

High Yield Bonds Risk – The Fund’s investment in high yield bonds (also known as junk bonds) will subject the

Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce the Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

Inflation (Interest Rate) Risk – Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income.

Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund’s shares.

Credit/Default Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk – Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider

Nomura Partners Funds	The World from Asia	:	31

fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

Bank Loan Risk – The market for loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of the lending financial institutions and the underlying borrowers. Loans, like other high yield obligations, are subject to Inflation Risk, Prepayment Risk and the risk of nonpayment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the loan experiencing nonpayment and a potential decrease in the NAV of the Fund. Loans are also subject to “Limited Information Risk” because the amount of public information available with respect to loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of NCRAM than would be the case for a fund that invests primarily in rated, registered or exchange-listed securities.

Equity Securities Risk – The Fund may hold or to a limited extent invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Distressed Securities Risk – Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch. Distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Preferred Securities Risk – Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Currency Risk – When the Fund invests in securities that trade in or receive revenues in foreign (non-U.S.) currencies it will be subject to the risk that those currencies may decline in value relative to the U.S. dollar. As a result, the Fund’s investments in foreign denominated securities may reduce the returns of the Funds.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Market Risk – Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may involve market, credit, currency, liquidity, legal political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Frequent Trading Risk – Active and frequent trading of securities involves higher expenses, which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be more than 100%.

Market Risk and Selection Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by NCRAM will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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No Operating History – The Fund is a newly organized, diversified, open-end management investment company with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives Policies and Strategies” section in the SAI.

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NCRAM to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at NCRAM share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NCRAM

Stephen Kotsen (Lead)	Portfolio Manager	1998

David Crall	Portfolio Manager	1992

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary.

Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nomura Partners Funds	The World from Asia	:	33

The Japan Fund

INVESTMENT OBJECTIVE

The Japan Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) is the sub-advisor. NAM Tokyo is responsible for the day-to-day management of the Fund. Prior to November 1, 2008, The Japan Fund was managed by a different investment advisor and different sub-advisors.

WHO SHOULD INVEST IN THE FUND?

The JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Japanese companies

are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Securities include common stocks, preferred stocks, convertible securities and warrants. NAM Tokyo will normally invest the Fund’s assets in common stocks. The Fund may also invest in Japanese Real Estate Investment Trusts (“J-REITs”) and Japanese exchange traded funds (“ETFs”).

Japanese issuers are broadly defined to include any entity that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan

50% or more of its assets are located in Japan

50% or more of its revenues are derived from Japan

NAM Tokyo considers a number of factors to determine whether an investment is tied economically to Japan, including: the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; whether the investment is exposed to the economic fortunes and risks of Japan; and the source of government guarantees (if any).

NAM Tokyo utilizes a “multi-manager” approach in managing the Fund’s investments. This multi-manager approach is implemented to provide broader Japanese investment opportunities through a combination of different investment styles.

Under this approach, the Fund’s investments are initially allocated to and among three experienced portfolio management teams who are responsible for the large cap value, large cap growth and small cap blend styles; decisions as to the allocation of assets to a particular style are made by a special committee.

Stock selection decisions for each style are made as described below.

Large Cap Value. The manager makes stock selection decisions through a combination of quantitative valuation screens and fundamental analysis. The large cap value sleeve will mainly invest in securities which appear under-valued in comparison with the issuer’s intrinsic value.

Large Cap Growth. The manager seeks out companies or industry sectors whose future earnings are expected to grow at an above-average rate, undertaking research and analysis on the current and future prospects of specific issuers and industries. Fundamental valuation criteria will also be considered in the decision-making process.

Small Cap Blend. The manager makes investment decisions utilizing a bottom-up approach to screen small capitalization issuers with the potential for future capital appreciation.

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Decisions as to the allocation of assets to a particular style are made by a special NAM Tokyo investment policy committee organized specifically for this multi-manager approach. The committee is comprised of the Fund’s investment team as well as selected NAM Tokyo economists and research analysts. The investment policy committee regularly reviews the style allocation taking into consideration the investment environment as well as risk analysis.

NAM Tokyo believes that a multi-manager approach, through diversified investment styles, may minimize the risk from any one investment style.

NAM Tokyo, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Nomura Partners Funds	The World from Asia	:	35

Asia Pacific ex Japan Fund

INVESTMENT OBJECTIVE

The Asia Pacific ex Japan Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor, and Nomura Asset Management Singapore Limited (“NAM Singapore”) is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The ASIA PACIFIC ex JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Asia Pacific ex Japan companies

are willing to accept the risks of investing in a relatively small number of issuers are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan, either directly or through its investments in other funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, depositary receipts and real estate investment trusts (“REITs”). Asia Pacific ex Japan companies are broadly defined to include any entity that meets one of the following tests:

its country of organization is, or its primary business office and/or the principal trading market of its stock are located in the Asia Pacific ex Japan region, which includes, but is not limited to, China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, New Zealand, India, Pakistan, Philippines and Vietnam (“Asia Pacific ex Japan countries”)

50% or more of its assets are located in Asia Pacific ex Japan countries

50% or more of its revenues are derived from Asia Pacific ex Japan countries

The investment philosophy of NAM Singapore for the Fund is based on the belief that markets are not fully efficient and that active management based on fundamental research can add value, especially in a region where social, economic and political conditions are subject to rapid and dynamic change. Asian countries have different economic development cycles and therefore, NAM Singapore believes it is effective to have a team approach with a focus on country analysis.

NAM Singapore utilizes an investment approach that combines a top-down and bottom-up analysis with a bias towards bottom-up stock selection.

The following three steps comprise NAM Singapore’s bottom-up approach:

NAM Singapore quantitatively screens stocks by utilizing common valuation factors such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Singapore undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Singapore evaluates and rates individual stocks

In evaluating investment opportunities in various countries and sectors, NAM Singapore will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of inflation

government policies influencing business conditions

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currency and taxation factors

other financial, social and political factors

NAM Singapore then constructs the portfolio by combining the top-down and bottom-up analysis.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

The Fund may invest in the Greater China Fund and the India Fund, which are also series of Nomura Partners Funds, Inc. (the “Corporation”), to the extent permitted by applicable law.

Nomura Partners Funds	The World from Asia	:	37

India Fund

INVESTMENT OBJECTIVE

The India Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor, and NAM Singapore is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The INDIA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Indian companies

are willing to accept the risks of loss of capital, foreign investing and non-diversification in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. A majority of the equity securities of Indian companies in which the Fund invests will be publicly-traded securities. Indian companies are broadly defined to include any entity that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in India

50% or more of its assets are located in India

50% or more of its revenues are derived from India

NAM Singapore’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. The Fund’s investment performance is expected to be derived primarily from stock selection. NAM Singapore employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes common measures such as earnings, book value, cashflow, etc.

NAM Singapore then undertakes fundamental analysis, including on-site company visits, and stock selection.

Major consideration points in NAM Singapore’s stock selection include:

Short-term earnings outlook

Medium- to long-term growth potential of industry and individual company

Company’s competitiveness within its industry

Management quality and changes in business and financial strategies

Valuations

Potential risks

NAM Singapore’s fundamental analysis of industries and individual companies is a core element of the Fund’s investment process.

NAM Singapore strongly believes in a bottom-up approach supported by a high number of visits to Indian companies (including their suppliers and clients).

In addition to its bottom-up stock selection process, top-down analysis enables NAM Singapore to look for industries expected to benefit from India’s economic expansion or those with major international competitiveness.

The Fund is classified as a non-diversified open-end investment company, which means that the Fund may invest a relatively higher percentage of its assets in a

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small number of issuers than it could if it were a diversified fund . However, the Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), and thus intends to satisfy the diversification requirements of Subchapter M.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Nomura Partners Funds	The World from Asia	:	39

Greater China Fund

INVESTMENT OBJECTIVE

Greater China Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor, and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”) is the sub-advisor. NAM Hong Kong is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The GREATER CHINA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Chinese companies

are willing to accept the risks of foreign investing or loss of capital in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Chinese companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in the People’s Republic of China (“PRC”), the Hong Kong SAR (Special Administrative Region) and/or Taiwan

50% or more of its assets are located in the PRC, the Hong Kong SAR and/or Taiwan

50% or more of its revenues are derived from the PRC, the Hong Kong SAR and/or Taiwan

NAM Hong Kong’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

NAM Hong Kong utilizes a combination of top-down and bottom-up approaches with a bias toward stock selection.

The following three steps comprise NAM Hong Kong’s bottom-up approach:

NAM Hong Kong employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes consideration of common measures such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Hong Kong undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Hong Kong evaluates and rates individual stocks

In evaluating investment opportunities, NAM Hong Kong will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of

inflation government policies influencing business conditions currency and taxation factors

other financial, social and political factors

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NAM Hong Kong strongly believes in a bottom-up approach supported by a high number of visits to Chinese companies (including their suppliers and clients).

NAM Hong Kong, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

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Global Equity Income Fund

INVESTMENT OBJECTIVE

The Global Equity Income Fund’s (the “Fund”) investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Global Equity Income Fund’s investment advisor and NAM UK and NAM Singapore are the sub-advisors. The execution of portfolio transactions will be made by affiliated advisors (including NAM USA, NAM UK and NAM Singapore) in the regions in which the securities trade.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

seek dividend income

seek to grow your capital over the long-term

are looking for exposure to global markets

are willing to accept higher risks, including loss of capital, in exchange for the potential for long-term growth

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Global Equity Income Fund will invest at least 80% of its assets in equity securities. The Global Equity Income Fund seeks to focus on income-producing equity securities, such as common and preferred dividend-paying stocks and REITs. The Global Equity Income Fund may invest in other types of securities and invests in U.S. and non-U.S. issuers.

NAM UK’s investment philosophy for the Global Equity Income Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. NAM UK seeks above average market returns by investing in companies that generate cash and produce attractive levels of dividend income, and which are, in the opinion of NAM UK, undervalued or inexpensive relative to other similar investments.

NAM UK aims to deliver above average market returns in the mid- to long-term by capturing income and capital gains. NAM UK conducts quantitative screening of liquid stocks around the world, focusing on dividend yield, profitability, and past track record in increasing dividends. Then, NAM UK considers qualitative factors such as risk of dividend reduction, industry competitiveness, and sustainability of revenue growth. NAM UK considers sector and regional diversification in constructing the portfolio. NAM UK believes a disciplined stock selection process allows it to find value amongst companies of all sizes.

Under normal market conditions, the Global Equity Income Fund will invest significantly (at least 40% of its assets — unless market conditions are not deemed favorable by NAM UK, in which case the Global Equity Income Fund would invest at least 30% of its assets) in non-U.S. companies. Non-U.S. companies are broadly defined to include any entity that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

The Global Equity Income Fund may invest in companies domiciled in any country that NAM UK believes to be appropriate to the Global Equity Income Fund’s investment objective, including emerging market countries. The Global Equity Income Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Global Equity Income Fund also may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. The Global Equity Income Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on NAM UK’s ongoing assessment of market opportunities for the Global Equity Income Fund.

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NAM UK, on behalf of the Global Equity Income Fund, may engage in active and frequent trading in seeking to achieve the Global Equity Income Fund’s investment objective. The Global Equity Income Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

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Global Emerging Markets Fund

INVESTMENT OBJECTIVE

The Global Emerging Markets Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor and Martin Currie Inc. (“Martin Currie”) is the sub-advisor. Martin Currie is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EMERGING MARKETS FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to global emerging markets

are willing to accept the risks of foreign investing, investing in emerging markets and loss of capital in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.

The Fund will invest primarily in common stocks, and Fund investment performance will be derived primarily from stock selection. Martin Currie intends to allocate investments across countries; the allocations will take into consideration the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. To identify and select investments for the Fund, Martin Currie employs fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions.

Martin Currie believes that change is the central dynamic behind stock price movements. This includes change at a company level, in areas such as management, product strategy and acquisitions; and change at a macro level, concentrating on the outlook for economies, stock markets and sectors.

Martin Currie believes that its investment process enables it to identify, evaluate and exploit change at an early stage in the Fund’s portfolio:

1. Identifying change — Martin Currie is looking for processes of change that are material to share prices. Martin Currie’s Global Emerging Markets team identifies new ideas through in-house research, regular meetings with companies and industry contacts, using the best external research available, and screening stocks through the Dynamic Stock Matrix, Martin Currie’s proprietary numerical framework.

2. Evaluating change — Any stock idea is subject to rigorous bottom-up analysis using an analytical framework based on the four pillars of quality, value, growth and change, which Martin Currie believes are the long-term drivers of share price outperformance.

3. Exploiting change — Working with the Martin Currie risk management team to optimize the risk/return profile of the portfolio, Martin Currie constructs and manages a portfolio of around 50-70 positions. Although the portfolio is constructed from the bottom-up, a top-down overlay is employed to provide a framework for portfolio construction and to support the management of risk.

The underlying focus is on exploiting change, and the style is best characterized as growth at a reasonable price.

Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective.

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The Fund may invest in companies domiciled in any country that Martin Currie believes to be appropriate to the Fund’s investment objective. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on Martin Currie’s ongoing assessment of market opportunities for the Fund.

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International Equity Fund

INVESTMENT OBJECTIVE

The International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor and NAM UK is the sub-advisor. NAM UK is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to developed and emerging international markets are willing to accept the risks of investing in foreign markets, including emerging markets and the loss of capital, in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-U.S. companies are broadly defined to include any entity that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

NAM UK’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

In the pursuit of attractive returns across a wide variety of exciting investment opportunities NAM UK seeks to add value principally through two sources: allocation and stock selection.

Allocation is the choice between geographical regions, and between developed and emerging markets. NAM UK will make choices about the relative attractions of the major international developed markets (in Europe and Asia) and, at times, will also seek exposure to the emerging markets of Europe, the Middle East and Africa, Asia and Latin America. These determinations will be made by the portfolio managers in consultation with members of senior management of NAM UK’s advisory affiliates around the world.

The Fund may invest in companies domiciled in any country that NAM UK believes to be appropriate to the Fund’s investment objective. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

In pursuing the Fund’s investment objectives, NAM UK may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or special equity or fixed-income market movements). The Fund also may invest in fixed income securities, including convertible bonds.

Decisions on these structural elements will be influenced primarily by a top-down analysis of global economic trends and an interpretation of what this means for conditions in capital markets.

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Stock Selection is the second area where NAM UK will seek to add value. Decisions will be driven by a bottom-up approach, where the manager’s views are the result of detailed fundamental research.

When investing in Japan and Asia, NAM UK may make use of other Funds which form part of the Corporation’s family of investment companies, including, but not limited to, The Japan Fund and the Asia Pacific ex Japan Fund, to the extent permitted by applicable law. NAM UK may also invest directly in Japan and Asia. In other geographic areas, NAM UK expects to invest directly.

In performing the top-down and bottom-up processes described above, NAM UK will take full advantage of the global resources of the Nomura Asset Management group and its advisory subsidiaries, using the knowledge of local specialists located in Europe, Japan and other parts of Asia. These local resources in all important financial centers are a key source of Nomura’s competitive advantage.

NAM UK, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective.

Information about each Fund’s principal investments, investments strategies and principal risks appears in the individual Fund disclosure at the beginning of the Prospectus. The following information further describes certain other investment strategies and risks pertinent to each of the Funds.

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High Yield Fund

INVESTMENT OBJECTIVE

The High Yield Fund’s (the “Fund”) investment objective is to achieve current yield and capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor, and NCRAM is the sub-advisor. NCRAM is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The HIGH YIELD FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

seek current income

are willing to accept higher risks of investing in high yield and distressed securities, including loss of capital, in exchange for the potential for higher yield and capital growth

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM.

NCRAM’s investment philosophy for the Fund is based upon NCRAM’s belief that a total return investment approach driven by credit research is the best way to generate alpha in a high yield market. NCRAM will operate a long-only strategy using a bottom-up “Strong Horse” investment philosophy (a strategy of investing in those companies that it is believed can carry their debt loads through different economic cycles). Strong Horse companies demonstrate the ability to generate strong, sustainable cash flow which enables them to de-lever their balance sheets and improve their ratings. NCRAM also uses a top-down investment strategy, identifying areas of the high yield market that it believes are undervalued relative to the rest of the market.

When selecting high yield bonds, NCRAM considers, among other things, the price of the security and the issuer’s financial history, condition, management and prospects. NCRAM seeks to mitigate the risks associated with high yield bonds, by diversifying the Fund’s holdings by issuer and industry. NCRAM will actively invest the Fund in a diversified portfolio of high yield bonds.

NCRAM will actively allocate the Fund’s assets across industries, investing in a range of U.S. dollar-denominated high yield bonds, including corporate bonds, certain convertible securities, certain asset-backed securities, bank loans, zero-coupon bonds, pay-in-kind securities and deferred payment securities. These high yield bonds may be fixed, variable or floating rate. Maturity is not a consideration in selecting the Fund’s investments. The Fund may invest in distressed securities. The Fund may invest in new issuances of debt.

The Fund may invest in convertible bonds. Convertible bonds will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible bonds generally are debt securities that may be converted into common stock. Convertible bonds typically pay current income as interest. A convertible bond’s value usually reflects both the stream of current income payments and the market value of the underlying stock.

The Fund’s bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

The Fund usually will purchase assignments (“Assignments”) of portions of loans from third-parties. Loans often are secured by specific assets of the borrower,

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although the Fund may invest up to 10% of its assets in loans that are not secured by any collateral. From time to time the Fund may also invest in a loan either by participating as a co-lender at the time the loan is originated or by buying a participation interest in the corporate loan from a co-lender or a participant (“Participation Interests”). The Fund may invest in loans that pay interest at rates that are fixed, floating or variable.

The Fund may invest in zero-coupon securities (“Zeros”), pay-in-kind securities (“PIKs”) and deferred payment securities acquired at a discount. Zeros are fixed income securities that do not make regular interest payments. Instead, zeros are sold at a discount from their face value. The difference between a zero’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. PIKs are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zeros until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. These are all types of high yield bonds on which the holder does not receive periodic cash payments of interest or principal. Even though the Fund will not receive cash periodic coupon payments on these securities, the Fund will be deemed to have received income (“phantom income”) annually. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

The Fund may invest in distressed high yield bonds, which may subject to bankruptcy proceedings or may be in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of NCRAM of equivalent quality. The Fund will generally make such investments only when NCRAM believes it is reasonably likely that the issuer of the distressed security will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities.

Up to 20% of the Fund’s assets may be invested in other securities or obligations, including investment grade securities, common stock, preferred securities, money market instruments and securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund’s foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries (i.e., countries that have an emerging market as defined by Standard & Poor’s® (S&P®), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).

The Fund may initiate spot foreign exchange transactions for the purposes of settling transactions in the securities. Performance of the Fund may be influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held. NCRAM may use forward currency contracts to seek to mitigate the risk of currency fluctuations.

It is not the current intention of NCRAM to engage in derivative transactions, however, this intention may change in the future. Prior to entering into derivative transactions (other than forward currency contracts) this prospectus will be supplemented and updated risks will be added.

NCRAM may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. Under normal circumstances, NCRAM will seek to maintain a near fully invested portfolio. The Fund may invest in shares of other mutual funds or comingled investment vehicles, to the extent permitted by federal law. The Fund may enter into repurchase agreements and reverse repurchase agreements for the purpose of efficient portfolio management.

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Other Investment Strategies Pertaining To The Funds

Temporary Defensive Investments (All Funds). As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the applicable sub-advisor is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the sub-advisor believes it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Derivatives (All Funds). The Corporation, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Commodity Futures Trading Commission has adopted recent amendments to the rules under the CEA that significantly affect the exclusion available to funds. The Corporation expects each Fund to continue to qualify for the CPO exclusion.

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Principal Investment Risks

The Funds cannot guarantee that they will achieve their respective investment objectives. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer.

Following are certain risks associated with investing in the Funds. Each Fund’s summary highlights certain risks associated with investing in that Fund. With the exception of the High Yield Fund, each Fund invests principally in equity securities, and investing in equity securities and their derivatives entails risks common to each of the Funds investing principally in equities.

The principal risks of investing in a Fund may change over time as the sub-advisor adapts to changing market conditions in pursuit of that Fund’s long-term investment objective. When you sell your shares they may be worth less than what you paid for them, which means that you could lose money.

Equity Risks

Common Stock Risk. (All Funds) Common stocks are a type of equity security that stock represents an ownership interest in a company. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a sub-advisor’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-advisor’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that such sub-advisor has placed on it.

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Companies whose stock the sub-advisors believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a sub-advisor’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the sub-advisor has placed on it.

The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

The High Yield Fund invests principally in high yield bonds, but, to a limited extent, may invest in or hold common stocks.

Convertible Securities Risk. (High Yield Fund) The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Growth Investing. (Japan Fund) Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Smaller and Less Seasoned Companies Risk. (All Funds except High Yield Fund) Investments in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Value Investing. (Japan Fund) Value stocks may not increase in price or pay dividends, as anticipated by a Fund’s sub-advisor, or their value may decline below the price paid by a Fund if other investors fail to recognize the company’s value, other investors favor investing in faster-growing companies or the factors that a sub-advisor believes will increase the price do not occur.

Fixed Income Risks

Bank Loan Risk. (High Yield Fund) These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and a Fund may have difficulty selling them. Typically a Fund will acquire loans through assignments. In assignments, a Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In assignments, the rights against the borrower that are acquired by a Fund may be more limited than those held by the assigning lender.

Credit/Default Risk. (High Yield Fund) Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, a Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

High Yield Bonds Risk. (High Yield Fund) Although these investments generally provide a higher yield than higher-rated bonds, the high degree of risk involved in these investments can result in substantial or total losses. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal. High Yield Fund may invest up to 100% of its assets in high yield bonds.

•

Prices of high yield bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on other higher rated bonds.

•

Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

High yield bonds may be less liquid than higher rated bonds, even under normal economic conditions. There are fewer dealers in the high yield bonds market, and there may be significant differences in the prices quoted for high yield bonds by the dealers. Because they are less

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liquid, judgment may play a greater role in valuing certain of the Fund’s bonds than is the case with securities trading in a more liquid market.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•

The credit rating of a high yield bond does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Distressed Securities. (High Yield Fund) Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield bonds. A risk of investing in securities of distressed issuers is the difficulty of obtaining reliable information as to the true condition of such issuer. A Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Preferred Securities Risk. (High Yield Fund) Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Market and Economic Risks

Market and Exchange Trading Risk. (All Funds except High Yield Fund) Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect a Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of a Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Market Risk and Selection Risk. (High Yield Fund) Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a sub-advisor will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Inflation (Interest Rate) Risk. (Global Equity Income Fund and High Yield Fund) Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income.

Variable and floating rate securities are less sensitive to market interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income a Fund receives from such securities and the net asset value of a Fund’s shares.

Non-Diversification Risk

Non-Diversification Risk. (India Fund) Because the India Fund may invest a higher percentage of their assets in a small number of issuers, those Funds are more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Foreign Investing Risks

Currency Risk. (All Funds) Assets of a Fund may be denominated in foreign currencies, and the exchange rate between the U.S. dollar and the currency of the asset may lead to a depreciation of the value of the Fund’s assets as expressed in U.S. dollars. It may not be possible or practical to hedge against such exchange rate risk. The Fund may from time to time enter into currency exchange transactions on a spot basis in an attempt to minimize the risk of loss due to a decline in the value of an asset denominated in a foreign currency.

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Foreign Exposure Risk. (All Funds) Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign issuer than about most U.S. issuers, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors in foreign companies may be more limited than the remedies available to U.S. investors.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a sub-advisor may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund, although each Fund (other than the India Fund and the

High Yield Fund) generally expects to make an election to “pass through” to its shareholders any foreign income taxes paid. If such an election is made, the electing Funds’ shareholders will be treated as receiving and paying their pro rata shares of foreign taxes paid and may, subject to certain limitations, be entitled to a deduction or foreign tax credit as described under “Taxes — United States Federal Income Taxation — Foreign Taxes” in the Statement of Additional Information (“SAI”).

Certain of these risks also may apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional U.S. tax considerations may apply to a Fund’s foreign investments, as described in the SAI.

Each of the Funds other than the High Yield Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

Geographic Concentration. (The Japan Fund, Asia Pacific ex Japan Fund, India Fund, High Yield Fund, and Greater

China Fund) Certain of the Funds will invest primarily in securities of issuers located in a single country or a limited number of countries; however, with the exception of the High Yield Fund, each of the Funds may invest a substantial

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amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries other than the U.S. The High Yield Fund will invest primarily in U.S. dollar-denominated obligations. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Emerging Markets Risks. (All Funds) The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Risks associated with investment in developing or emerging economies and markets may include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed and constantly evolving legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Many developing countries in which certain of the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies; including confiscatory taxation; and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The operating expense ratios of the Funds may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to

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expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. The Funds may therefore have more difficulty asserting shareholder rights than they would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Investment in equity securities of issuers operating in certain emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain emerging market countries and may increase the costs and expenses of the Funds. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

From time to time, certain of the companies in which certain of the Funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Risks of Investing, Risks of Other Investment Vehicles

Fund of Funds Risk. (Asia Pacific ex Japan Fund and International Equity Fund) An investment in the Asia Pacific ex Japan Fund or International Equity Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. Each Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in each Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expenses of the underlying funds that the Fund holds, although as described further in “Management of the Funds — Investment Advisory Compensation,” the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If a Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

J-REIT Risk. (The Japan Fund) The Japan Fund may invest in J-REITs. Investing in J-REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property

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taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. In addition, many real estate companies, including J-REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk. J-REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

J-REITs are also subject to the risk of failing to satisfy certain requirements under Japanese tax regulations. Some of these requirements are very complex or difficult to interpret or apply, and if the relevant governmental agencies failed to interpret certain tax laws and regulations in a manner consistent with the J-REIT’s interpretation, the J-REIT would not be able to take advantage of the tax treatment available to qualifying J-REITs. In that case, the J-REIT would not be able to deduct distributions made on its units when computing its taxable income. Instead, it would have to pay distributions after its taxable income had been subject to Japanese corporate income tax at a rate of approximately 40%. A J-REIT’s failure to satisfy the complex series of regulations necessary to qualify for the special tax benefits available to qualifying J-REITs would reduce amounts available for distribution to unitholders of such J-REIT.

REIT Risk. (The Japan Fund, Asia Pacific ex Japan Fund, Global Equity Income Fund) A Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. REITs are also subject to the risk that they may fail to qualify for certain favorable tax treatments that may otherwise be available to REITs within their respective taxing jurisdictions. U.S. REITs are subject to the risk that they may fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

New Fund Risk

No Operating History. (High Yield Fund) The High Yield Fund is a newly organized, diversified, open-end management investment company with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Operating and Trading Risks

Liquidity Risk. (High Yield Fund) Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Frequent Trading Risk. (All Funds) A Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect that Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and a Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. Each Fund’s portfolio turnover rate may be 100% or more.

Other Risks

Investment in the Funds entails certain other risks that are not principally related to the Funds’ pursuit of its investment strategy. Certain of the risks cited above as principal risks of one or more of the Funds may to some extent pertain to the other Funds. Recited below are other risks associated with investing in the Funds:

Borrowing Risk. (All Funds) Although the Funds may borrow only for temporary or emergency purposes, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Confidential Information Access Risk. (High Yield Fund) In managing the Fund, NCRAM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed bank loans considered by the Fund may offer to provide NCRAM with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, NCRAM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and

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sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other NCRAM clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, NCRAM’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. NCRAM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If NCRAM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Defensive Investment Strategies. (All Funds) In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Dividend-Paying Equities. (All Funds) A Fund, including the Global Equity Income Fund (which seeks to provide current income) may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. In addition, dividend-paying equity securities, in particular those whose market price are closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, the value of such securities may decline. A Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

Issuer-Specific Changes. (All Funds) Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Legal and Regulatory Risk. (All Funds) Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating the ability of market participants to continue to implement certain strategies or manage the risk of their outstanding positions. In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effects of such restrictions on the Funds’ strategies.

Market Disruption and Geopolitical Risk. (All Funds) The aftermath of the war in Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. See “Legal and Regulatory Risk” above.

Money Market Funds, Exchange Traded Funds and Other Commingled Investment Vehicles. (All Funds) The Funds may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations and may sweep cash into certain pooled investment vehicles (known as money market funds) that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended. Exchange-traded index funds seek to track the performance of various securities indices.

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Money market funds seek to maintain a stable $1.00 per share net asset value while also seeking current income. Shares of money market funds have certain risks such as interest rates, credit and liquidity that impact the money market fund’s ability to maintain a stable $1.00 per share net asset value. In addition, each Fund may invest in other commingled investment vehicles (“CIVs”). Shares of ETFs and CIVs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF or CIV, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs, CIVs and money market funds.

Overweighting in Certain Market Sectors Risk. (All Funds) The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the relevant sub-advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s net asset value.

Repurchase Agreements and Reverse Repurchase Agreements Risks. (All Funds) If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security, and the market value of the security declines, the Fund may lose money. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Risks of the Asia Pacific Region. (All Funds except High Yield Fund) In addition to the country-specific risks discussed below, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. Many of the economies of the Asia Pacific countries are intertwined, which may cause them to experience recessions at the same time. The limited size of the markets for some Asia Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Certain Asia Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of a Fund’s portfolio.

Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions, political instability and less efficient markets. The economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Since 1953, the United States has maintained a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such negotiations or efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions.

Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly China, Japan and South Korea. Consequently, any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Following are risks associated with countries and regions within Asia, which may affect a Fund to the extent that it concentrates its investments within that country or region.

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China. The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 25 years. Although the strongest message sent by the new leadership is that they are committed to forge ahead with reforms and open up, the process is certainly going to be a very gradual one as the parties with vested interest will surely oppose. Military conflicts, in response to either internal social unrest or conflicts with other countries, could disrupt economic development at certain times, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years (e.g. the Diaoyu Islands incident), which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Domestically, there is increasing dissatisfaction over different aspects of life (e.g. continuously rising property prices). The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors.

Hong Kong. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself. In addition, the Hong Kong dollar trades within a fixed rate band in relation to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. In view of the continuous rise in property prices from “hot money” inflow, the Hong Kong government has been introducing measures intended to cool down the market.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption within the Indian government have a significant effect on the economy and could adversely affect market conditions, deter economic growth and impact the profitability of private enterprises. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family controlled companies’ corporate governance standards may be weaker and less transparent, which increases the potential for loss to and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. Although the two nations are contemplating various measures to ease the tension, including Pakistan granting full most favored nation status by to India, the environment continues to remain volatile. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), which have escalated in the recent past, the results could destabilize the economy. In addition, terrorist attacks, such as the 2008 and 2011 Mumbai attacks, and cross-border disputes could weaken regional security, thereby hurting investor sentiments.

Foreign investment in the securities of issuers in India continues to be subject to some restrictions (including exchange control-related) though significant liberalization has been achieved in the recent past. Foreign Institutional Investors (“FIIs”), such as NAM Singapore, and their registered sub-accounts, are required to observe certain investment restrictions, including an account ownership ceiling of 5% (or 10%, based on the nature of registration) of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs may not exceed 24% of the issued share capital of any one Indian company (subject to the company increasing the same up to the sectoral cap on Foreign Direct Investment applicable to it, subject to director and shareholder authorization and intimation to the Reserve Bank of India, along with a certificate from the company secretary stating that all the relevant provisions of the extant Foreign Exchange Management Act, 1999 regulations and the Foreign Direct Policy, as amended from time to time, have been complied

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with). There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Japan. Although many major Japanese firms have recovered and improved their profitability and international competitiveness, there are many small firms and family-operated businesses (including farmers) which have been protected by government regulations. However, now their survival is under threat by competition from larger domestic firms and imported products, particularly from emerging economies such as China. Since many workers are still working for small firms, the government may intensify its intervention and protectionism to protect them. Such actions may restrict the business opportunity of larger firms and the growth potential of the Japanese economy as a whole.

Geopolitical developments in Asia and the Middle East may significantly affect Japan’s economic prospects.

Natural disasters, such as earthquakes and typhoons, might have significant economic impacts on affected regions, at least temporarily.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. The continuing hostility between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States has remained a key export market. Accordingly, Taiwan is affected by changes in the economies of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Selection Risk. (All Funds) Selection risk is the risk that the securities that a Fund’s sub-advisor selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s sub-advisor’s expectations regarding particular stocks are not met, a Fund may not achieve its investment objective.

Segregation and Coverage Risk. (All Funds) Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or purchasing securities on a when-issued or delayed delivery basis, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Standby Commitment Agreements. (All Funds) Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Stock Market Volatility. (All Funds except High Yield Fund) The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and growth stocks can react differently from value stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Suitability Risks. (All Funds) Suitability risk is the risk that a Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. All equities are sensitive to market movements, and price fluctuations may not be 100% related to the fundamental characteristics of the companies issuing securities. Each Fund is revalued daily and net asset value will fluctuate. There is always a risk that a shareholder may lose the entire amount invested in a Fund. Certain investments and concentration in any one country, industry, sector or type of security may not be suitable for some shareholders. A shareholder may wish to redeem shares when the net asset value of a Fund has declined, thus the shareholder may receive less than the original purchase price. There is no guarantee that a Fund will outperform the market or its benchmark at any given time, during any specified period or over time.

Valuation Risk. (High Yield Fund) The Fund may invest some of its assets in illiquid and/or unquoted securities or instruments. Such investments or instruments will be valued in accordance with procedures adopted by the Corporation’s Board of Directors (the “Board”), as described in the section “Pricing of Fund Shares.” Such investments are inherently difficult to value and are the subject of substantial uncertainty. There is no assurance that the estimates resulting from the valuation process will reflect the actual sales or “close-out” prices of such securities.

When Issued and Delayed Delivery Securities and Forward Commitments. (All Funds) Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist.

There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zeros, PIK and Deferred Payment Securities Risks. (High Yield Fund) Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, it will be deemed to have received income (“phantom income”) annually. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification as a “regulated investment company” and avoid federal corporate income tax and excise tax, the Fund is required to distribute virtually all of its net income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to borrow the cash, to satisfy these distribution requirements as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.

Changes in Policies and Additional Information

Changes in Policies. The Board may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

With respect to (i) The Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan, (ii) the Asia Pacific ex Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan, (iii) the India Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics, (iv) the Greater China Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics, (v) the Global Equity Income Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities, (vi) the Global Emerging Markets Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets, (vii) the International Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds, and (viii) the High Yield Fund’s policy to invest, under normal circumstances, will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM, the applicable Fund will give shareholders at least 60 days notice of any change to these policies.

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Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain by contacting Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”). (See back cover for address and phone number.)

Description of Fund Benchmarks

The Tokyo Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region excluding Japan.

The MSCI India Index is an unmanaged free-float weighted equity index representing about 59 companies in India.

The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the China region.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

One cannot invest directly in an index.

Disclosure of Portfolio Holdings. The Funds disclose their calendar quarter-end portfolio holdings on the Corporation’s public website, www.nomurapartnersfunds.com, 30 to 60 days after calendar quarter-end. Each Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website. A description of the Funds’ policies and procedures for disclosing its holdings is available in the Corporation’s SAI.

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Management of the Funds

The Investment Advisor

Effective November 1, 2008, NAM USA became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds except for High Yield Fund. NAM USA became the investment adviser for the High Yield Fund on December 10, 2012. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of NAM Tokyo. NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes well known U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan. NAM USA had approximately $1.7 billion in assets under management as of December 31, 2012. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976.

Under its investment advisory agreements with the Funds (the “Investment Advisory Agreements”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. In addition, NAM USA has agreed to place orders with respect to the North American and South American equity portfolio of the Global Equity Income Fund. A discussion of the basis of the Board’s approval of the Funds’ investment advisory arrangements will be available in the Corporation’s annual report to shareholders for the period ended March 31, 2013.

The Sub-Advisors

Nomura Asset Management Co., Ltd.

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as a sub-advisor for The Japan Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Tokyo, NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of The Japan Fund.

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, provides investment advisory services to institutional clients and collective investment vehicles (such as Japanese investment trusts, U.S. closed-end investment companies, and other pooled vehicles). Its client base includes Japanese and international pension plans, government agencies and other institutions. NAM Tokyo was established in 1997 through the merger of Nomura Securities Investment Trust Co., Ltd. and Nomura Investment Trust Co., Ltd. NAM Tokyo was originally formed as Nomura Securities Investment Trust Co., Ltd. in 1959. Accounts managed by NAM Tokyo had combined assets under management as of December 31, 2012, of approximately $296.9 billion.

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Nomura Asset Management Hong Kong Limited

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Hong Kong, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the Greater China Fund. Pursuant to the sub-advisory agreement between NAM USA and NAM Hong Kong, NAM Hong Kong has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Greater China Fund’s portfolio. NAM Hong Kong, a Hong Kong corporation with its principal office located at 32/F, Two International Finance Centre, 8 Finance Street, Hong Kong, provides investment advisory services for Hong Kong, China and international clients. NAM Hong Kong manages assets for institutions and pooled investment vehicles, including a U.S. closed-end investment company. Nomura Asset Management (Asia) Limited, the predecessor firm to NAM Hong Kong, commenced operations in 1988. NAM Hong Kong had approximately $1.3 billion in assets under management as of December 31, 2012.

Nomura Asset Management Singapore Limited

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Singapore, a wholly-owned subsidiary of NAM Tokyo, to act as a sub-advisor for the Asia Pacific ex Japan Fund, the India Fund and the Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Singapore, NAM Singapore has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Asia Pacific ex Japan Fund’s portfolio and the India Fund’s portfolio, and will approve or reject recommendations and place orders relating to the Asia portfolio of the Global Equity Income Fund. NAM Singapore, a Singaporean corporation with its principal office located at 10 Marina Boulevard, Marina Bay Financial Centre Tower 2, # 33-03, Singapore 018983, provides investment advisory services for South East Asian and international clients. Nomura Capital Management (Singapore) Pte Ltd., the predecessor firm to NAM Singapore, commenced operations in 1988. Accounts managed by NAM Singapore had combined assets under management as of December 31, 2012, of approximately $15.02 billion.

Nomura Asset Management U.K. Limited

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM UK, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the International Equity Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM UK, NAM UK has agreed to (1) exercise investment discretion, including stock selection and order placement responsibility, with respect to the International Equity Fund’s portfolio and the non-Asia and non-Americas portion of the Global Equity Income Fund’s portfolio (2) exercise investment discretion, including stock selection responsibility, for the Americas portion of the Global Equity Income Fund’s portfolio, and (3) make investment recommendations with regard to the Asia portion of the Global Equity Income Fund’s portfolio. NAM UK, an English corporation with its principal office located at 6th Floor, Nomura House, 1 St. Martin’s-le-Grand, London EC1A 4NT, United Kingdom, provides investment advisory services for European, Middle Eastern and international clients. NIMCO Europe Limited the predecessor firm to NAM UK, commenced operations in 1985. NAM UK had approximately $32.3 billion in assets under management as of December 31, 2012.

Nomura Corporate Research and Asset Management Inc.

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NCRAM to act as a sub-advisor for the High Yield Fund. Pursuant to the sub-advisory agreement between NAM USA and NCRAM, NCRAM has agreed to exercise investment discretion, including investment selection and order placement responsibility, with respect to the portfolio of the High Yield Fund. NCRAM is a Delaware corporation with its principal office located at Two World Financial Center, Building B, New York, New York 10281. It is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Its client base includes institutions and pooled investment vehicles. NCRAM commenced operations in 1991. Accounts managed by NCRAM had combined assets under management as of December 31, 2012, of approximately $19.71 billion.

Each of NAM Tokyo, NAM USA, NAM Hong Kong, NAM Singapore, NAM UK and NCRAM is a direct or indirect wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Martin Currie Inc.

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained Martin Currie, a New York corporation, to act as the sub-advisor for the Global Emerging Markets Fund. Martin Currie is a registered investment advisor and a wholly-owned subsidiary of Martin Currie Ltd. (“MC Ltd.”), a company incorporated in Scotland, with its registered office at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Martin Currie was established in 1978. Martin Currie is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd. (“MCIM”), and Martin

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Currie Unit Trusts Limited (collectively, the “Martin Currie Group”). The Martin Currie Group manages assets for segregated and pooled portfolios for public and corporate pension funds, family offices, multi-managers, banks, foundations and charities. As of December 31, 2012, the Martin Currie Group had assets under management totaling approximately $7.72 billion.

Investment Advisory Compensation

The Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.60% of the first $200 million of average daily net assets of The Japan Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million, and 0.50% of the Fund’s average daily net assets in excess of $400 million. This is the same fee schedule applicable to the predecessor investment advisor.

With respect to Class A, Class C, Class I and Class S shares of The Japan Fund, NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each such class of shares of The Japan Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class of shares, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of The Japan Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as The Japan Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 0.60% of average daily net assets of The Japan Fund.

Asia Pacific ex Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.10% of the first $1.0 billion of average daily net assets of the Asia Pacific ex Japan Fund, 1.00% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.95% of average daily net assets in excess of $2.0 billion. In calculating average daily net assets of the Asia Pacific ex Japan Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Asia Pacific ex Japan Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Asia Pacific ex Japan Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Asia Pacific ex Japan Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 1.10% of average daily net assets of Asia Pacific ex Japan Fund.

India Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the India Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the India Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the India Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the India Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 1.20% of average daily net assets of India Fund.

Greater China Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the Greater China Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Greater China Fund

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will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Greater China Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Greater China Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 1.20% of average daily net assets of Greater China Fund.

Global Equity Income Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.90% of the first $500 million of average daily net assets of the Global Equity Income Fund, 0.85% of average daily net assets in excess of $500 million up to $1.0 billion, 0.80% of average daily net assets in excess of $1.0 billion up to $1.5 billion, 0.75% of average daily net assets in excess of $1.5 billion up to $2.0 billion, and 0.70% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Equity Income Fund will not exceed 1.25% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Equity Income Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Equity Income Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 0.90% of average daily net assets of Global Equity Income Fund.

Global Emerging Markets Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the Global Emerging Markets Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Emerging Markets Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Emerging Markets Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Emerging Markets Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 1.20% of average daily net assets of Global Emerging Markets Fund.

International Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.85% of average daily net assets of the International Equity Fund. In calculating average daily net assets of the International Equity Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the International Equity Fund will not exceed 1.40% as a percentage of average daily net assets allocated to each such class, until January 28, 2014. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the International Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the International Equity Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, NAM USA, as investment advisor, received a fee at an annual rate of 0.61% of average daily net assets of International Equity Fund.

High Yield Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis of 0.65% of average daily net assets of the High Yield Fund.

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NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the High Yield Fund will not exceed 0.85% as a percentage of average daily net assets allocated to each such class, until January 28, 2015. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the High Yield Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the High Yield Fund’s investment advisor at such time.

The High Yield Fund did not commence operations until after the fiscal year ended September 30, 2012.

Sub-Advisory Compensation

NAM USA compensates NAM Tokyo, NAM Hong Kong, NAM Singapore, NAM UK, NCRAM and Martin Currie out of the advisory fee it receives from the applicable Funds for providing sub-advisory services.

The following provides additional information about each sub-advisor and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

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The Japan Fund

Four individuals at NAM Tokyo share primary responsibility for managing The Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Hitoshi Nagasawa	2008	Senior Portfolio Manager, Equity Investment Department at NAM Tokyo since 2004. He also served as a Senior Portfolio Manager, Global Balance Investment Department at NAM Tokyo from 2003 to 2004. Previously, he worked in NAM Tokyo’s Investment Strategy Department.

Kentaro Takayanagi	2008	Chief Portfolio Manager, Equity Investment Department at NAM Tokyo since 2004. Previously, he worked for four years at NAM Tokyo as a Fund Manager.

Shinsuke Yauchi	2010	Senior Portfolio Manager, Equity Investment Department at NAM Tokyo since 2005. Previously, he worked for three years at NAM Tokyo as an Analyst.

Akira Higashida	2010	Senior Portfolio Manager, Equity Investment Department at NAM Tokyo since 2001. Previously, he worked for two years at NAM Tokyo as an Analyst.

An Investment Policy Committee comprised of a variety of senior Nomura Asset Management investment professionals is responsible for the final allocation recommendations among the large cap value, large cap growth and small cap blend styles. Mr. Nagasawa is responsible for the final determination of the style allocation as Chairman of the Investment Policy Committee. Although Mr. Nagasawa relies on the advice and input of other investment professionals, the style allocation decision is his and not the result of consensus. Once the style allocation decision is made, each of the individual portfolio managers is then responsible for stock selection decisions within their respective areas of responsibility.

Mr. Yauchi is responsible for the selection of large cap growth securities while Mr. Takayanagi is responsible for the selection of large cap value securities and Mr. Higashida is responsible for the selection of small cap blend securities.

Asia Pacific ex Japan Fund

Four individuals at NAM Singapore share primary responsibility for managing the Asia Pacific ex Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Tadashi Yoshimitsu (Lead)	2010	Senior Portfolio Manager at NAM Singapore since 2010. He joined NAM Singapore in 2008 as a Portfolio Manager. Previously, he was a Portfolio Manager, Equity Investment Department at NAM Tokyo since 2003.

Graham Muirhead	2008	Head of Investments - Asia Pacific ex Japan at NAM Singapore since 2006. He joined NAM Singapore in 2001 as a Senior Portfolio Manager covering Pacific Basin ex Japan equity securities. He also serves as chairman of the Pacific Basin Investment Committee.

Ken Leong	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was an Investment Manager with Great Eastern Assurance (Malaysia) Bhd for three years.

Serene Chng	2008	Portfolio Manager at NAM Singapore since 2007. She joined NAM Singapore as an Assistant Portfolio Manager in 2006. She also worked for Lion Global Investors Limited (formerly Straits Lion Asset Management) for five years, initially as an Investment Analyst and more recently as an Asian Equities Manager.

Mr. Yoshimitsu is the lead manager for the Asia Pacific ex Japan Fund and he is assisted by Mr. Leong, Mr. Muirhead and Ms. Chng. Final authority on all portfolio investments rests with Mr. Muirhead.

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India Fund

Two individuals at NAM Singapore share primary responsibility for managing the India Fund.

Portfolio Managers	Since	Recent Professional Experience

Vipul Mehta (Lead)	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was a Senior Fund Manager with OCBC Asset Management, managing Indian and Australian equities for three years.

Vipin Kapoor	2008	Portfolio Manager at NAM Singapore since 2006. From 2002 to 2006 he worked for Stern Stewart India Pvt. Limited, initially as a Senior Analyst for its management consulting team and later as an Associate.

Mr. Mehta is the lead manager for the India Fund and he is assisted by Mr. Kapoor. Final authority on all portfolio investments rests with Mr. Mehta.

Greater China Fund

Two individuals at NAM Hong Kong share primary responsibility for managing the Greater China Fund.

Portfolio Managers	Since	Recent Professional Experience

Queeny Ho (Lead)	2010	Portfolio Manager at NAM Hong Kong since 2012. Joined NAM Hong Kong as an Assistant Portfolio Manager in 2009. Prior to joining NAM Hong Kong, she was an Assistant Fund Manager at Value Partners Hong Kong, assisting senior fund managers in the management of the China Convergence Fund and the China Mainland Focus Fund. She started her career with Value Partners in 2004 where she joined as an Analyst responsible for diversified stock convergence primarily in the Greater China region.

Annie Tse	2010	Portfolio Manager at NAM Hong Kong since 2012. Joined NAM Hong Kong as an Assistant Portfolio Manager in 2008. Prior to joining NAM Hong Kong, she was an Investment Analyst with T&F Equities Limited in 2003 and an Assistant Fund Manager with Regent Pacific Group Limited in 2001.

The sub-advisor will make investment decisions using a research team approach. The research team is managed by Ms. Ho. Final authority on all portfolio investments rests with Ms. Ho.

Global Equity Income Fund

Two individuals at NAM UK share primary responsibility for managing the Global Equity Income Fund.

Portfolio Managers	Since	Recent Professional Experience

Hideyuki Aoki (Lead)	2008	Managing Director, Head of Equity Investment at NAM UK since April 2012. Chief Fund Manager, Equity Investment Department at NAM Tokyo from 2009 - April 2012. Previously, he worked as a Senior Fund Manager at NAM Tokyo for eight years. He joined NAM Tokyo in 1989 and NAM UK in 2012.

Yoshiaki Saito	2010	Senior Portfolio Manager at NAM UK since April 2011. Senior Fund Manager, Equity Investment Department at NAM Tokyo from 2008 - April 2011. Previously, he worked as a Fund Manager at NAM Tokyo 1994 - 2008. He joined NAM Tokyo in 1994 and NAM UK in 2011.

The sub-advisors will make investment decisions using a research team approach. The research team is jointly managed by Mr. Aoki and Mr. Saito. Final authority on all portfolio investments rests with Mr. Aoki.

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Global Emerging Markets Fund

Two individuals at Martin Currie share primary responsibility for managing the Global Emerging Markets Fund.

Portfolio Managers	Since	Recent Professional Experience

Jeff Casson (Co-Lead)	2010	Jeff co-manages Martin Currie’s global-emerging-markets strategy and manages their Latin American strategy. Jeff joined Martin Currie in 2010 and has responsibility for researching stocks in the materials and telecoms sectors. Jeff joined from SWIP, where he was investment director in the global emerging markets team. As portfolio manager there, Jeff was lead manager of the Latin American strategy and supported Alastair Reynolds in the management of the global emerging markets smaller-companies strategy. As sector analyst, he was responsible for stocks in the telecommunications and consumer sectors. Jeff joined SWIP in April 2005 as an investment director on the global emerging markets equity team, with particular responsibility for Latin America. Earlier, he was an investment manager at Alliance Trust, where he began his investment career in 1999.

Andrew Ness (Co-Lead)	2010	Andrew co-manages Martin Currie’s global emerging markets strategy and is responsible for financial sector research. Andrew joined Martin Currie in 2010 from SWIP, where he was investment director on the global-emerging-markets equity desk. As portfolio manager, Andrew managed SWIP’s global-emerging-markets sustainability portfolios. As sector analyst, he was responsible for stocks across the financial sector in emerging markets. Before joining SWIP, Andrew was a portfolio manager with Deutsche Asset Management in New York and London. He began his career with Murray Johnstone in Glasgow, where he managed his first emerging-market mandates.

International Equity Fund

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

Emmanuel Raymond (Lead)	2008	Executive Director, Portfolio Manager, Global Equities and Chairman of the Global Stock Selection Committee since 2011. Prior to his current position he acted as Portfolio Manager, European Equities at NAM UK from 2008 - 2011. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris from 2007 - 2008. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.

Michael Russell	2012	Senior Portfolio Manager, Global Equities at NAM UK since 2005. Prior to joining NAM UK, he was a Portfolio Manager at Merrill Lynch Investment Managers from 2000 - 2005. From 1997 through 2005 he worked as Analyst, Equities at Merrill Lynch Investment Managers.

Mr. Raymond is the lead manager for the International Equity Fund, supported by Mr. Russell. Mr. Raymond and Mr. Russell use the resources of a team of portfolio managers and analysts.

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High Yield Fund

Two individuals at NCRAM share responsibility for managing the High Yield Fund.

Portfolio Managers	Since	Recent Professional Experience

Stephen Kotsen (Lead)	2012	Stephen Kotsen, CFA, is a Managing Director and Portfolio Manager with NCRAM. He joined NCRAM in December 1998 and has been a Portfolio Manager for NCRAM’s high yield bond investments since 2000.

David Crall	2012	David Crall, CFA, is the Chief Investment Officer, and a Managing Director and Portfolio Manager with NCRAM. He is the Chairman of NCRAM’s Investment Committee, which is comprised of NCRAM’s portfolio managers and assistant portfolio managers. He has been co-head of the high yield department of NCRAM, encompassing primarily high yield bonds, but also public-side management of loans and distressed investments, since 2000. He was the founder and has been the manager of NCRAM’s credit long/short strategy since 2001.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them and the portfolio managers’ ownership interest of securities in the Funds.

The Operations Services Agent

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to the Operations Services Agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to the Operations Services Agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

The Administrator

State Street Bank and Trust Company (“State Street”) acts as the administrator for the Funds pursuant to an Administration Agreement. The address of State Street, unless otherwise indicated, is 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

The Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, the Corporation’s principal underwriter (“Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“FCS”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and a Principal Executive Officer to the Funds. The Distributor, FCS and FMS are not affiliated with NAM USA or its affiliates or with State Street or its affiliates.

The Transfer Agent

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Prior Performance for Similar Accounts

The performance information shown below is a composite of prior performance of all similar discretionary accounts (“NCRAM High Yield Composite” or “Composite”) managed by NCRAM. The Composite has an investment objective, policies and restrictions that NAM USA believes are substantially similar to those of the Fund, and it has been managed in substantially the same way that the Fund is to be managed by NCRAM. NCRAM has prepared the Composite performance in compliance with Global Investment Performance Standards, (“GIPs”). This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

The Fund’s actual performance will vary from the past performance of the Composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. The Composite is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, that the Fund is subject to, which, had they applied, might have adversely affected its performance. In addition, securities held by the Fund will not be identical to the securities held by the Composite, but NAM USA believes differences do not alter the conclusion that the Fund and the Composite are substantially similar.

The data is provided to illustrate the past performance of NCRAM in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of future performance of the Fund, or of NAM USA. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

The performance figures below show the asset-weighted returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The net returns have been adjusted to reflect the anticipated operating expenses and the maximum sales charge (load) imposed on purchases of Class A, Class C and Class I shares of the Fund.

NCRAM High Yield Composite Annual Total Returns for the period ended December 31, 20121

	1 Year	5 Year	10 Year	Since Inception

Net (assuming Class A share expense limitation)[2]	15.65%	10.04%	10.00%	10.72%

Net (assuming Class C share expense limitation)[2]	19.10%	10.09%	9.59%	10.09%

Net (assuming Class I share expense limitation)[2]	20.28%	11.19%	10.69%	11.19%

Gross	21.29%	12.13%	11.62%	12.13%

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[3]	15.55%	10.14%	10.31%	8.92%

[1]

Accounts in this Composite invest primarily in fixed income securities of U.S. issuers which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. The Composite contains portfolios managed for a high level of current income and capital appreciation. The Composite was created on May 1, 1995, but the Composite inception dates to October 1,1991. Fixed income securities appropriate for accounts in the Composite may include convertible debt securities, pay-in-kind and zero coupon notes, and increasing rate and resettable notes. Both new issues and issues traded in the secondary market are eligible for inclusion in Composite accounts. Effective 3/1/06, the Composite has adopted a Significant Cash Flow policy, whereby a portfolio will be removed from the composite if it experiences a Significant Cash Flow of 30% or more of the account’s opening balance (the account will also be removed if securities are being sold to raise cash for the 30% or more redemption). This policy would not apply if securities were simply removed from or added to an account without causing a disruption in the implementation of the investment strategy. Should an account experience a security inflow less than the 30%, however, the compatibility of the securities with the investment objective of the portfolio and the then-present market conditions will be considered to determine if the portfolio should be moved to a

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temporary composite and then be returned to the Composite in accordance with the policy. During 1998, the name of the NCRAM Total Return Composite was changed to the NCRAM High Yield Total Return Composite to better match the name of the Composite with its investment strategy. No performance results were changed as a result of this name change. Effective October 1st 2011, should a portfolio be excluded from a composite due to a significant cash flow, the portfolio may re-enter their respective composite(s) assuming it’s 90% in-line with the style of the composite by the time the selling period is over. In such situations, management will meet to determine the period of inclusion. A portion of the performance returns presented above includes investments in new debt issuances. There is no guarantee that the availability or economic attractiveness of new debt issuances will be consistent from year to year. The Composite is measured against a blended benchmark which consists of the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (J0A0) prior to January 1, 2006 and the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (HUC0) after that date.

[2]

Net returns reflect the anticipated operating expenses and the maximum sales charge (load) imposed on purchases of Class A, Class C and Class I shares of the Fund and reflect the application of the fee waiver and expense limitation agreement.

[3]

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (HUC0) tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying issues must be rated sub-investment grade (based on a composite of Moody’s, S&P, and Fitch) and have an investment grade rated country of risk (based on a composite of Moody’s, S&P and Fitch foreign currency long-term sovereign debt rating). Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Perpetual, fixed-to-floating rate, defaulted, and pay-in-kind securities are excluded. 144A issues qualify for inclusion in the Index. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face value of their respective bonds is increased or decreased on a pro-rata basis. The index is re-balanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. The inception date of the index is December 31, 1996.

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Description of Share Classes

THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.

Each of the Funds offers Class A, Class C and Class I shares through this Prospectus. The Japan Fund also offers Class S shares through this Prospectus; however, Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A Shares (All Funds)

front end sales charge. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges lower annual expenses than Class C shares

no contingent deferred sales charge (“CDSC”), except purchases over $1,000,000 for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within twelve months of investing

Class A shares pay distribution and service fees of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class C Shares (All Funds)

no front end sales charge. All of your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000 a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter higher annual expenses than Class A shares

Class C shares pay distribution and service fees of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

CDSC is waived for certain types of redemptions

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000 per Fund. You and/or your financial advisor are responsible for ensuring that your investment in Class C shares does not exceed that limit. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares of a Fund to exceed the limit imposed on individual transactions.

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Class I Shares (All Funds)

no front end sales charge or CDSC

no distribution or service fees

limited to certain eligible investors who invest at least $1,000,000, including:

–	funds of funds

–	participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan

–	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

–	endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform

–	investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	the Directors and officers of the Corporation and certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	other Funds that are series of the Corporation (“Nomura Funds”)

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Class S Shares (The Japan Fund only)

available for purchase exclusively by current Class S shareholders who were shareholders of record of Class S shares as of December 31, 2008, and dividend and capital gain reinvestment by such shareholders no front end sales charge or CDSC

lower annual expenses than Class A shares and Class C shares

Class S shares pay distribution and service fees at the annual rate of up to 0.25% of average daily net assets

Factors you should consider in choosing a Class of shares include:

whether you are eligible to purchase such share Class

how long you expect to own the shares

how much you intend to invest

total expenses associated with owning shares of each Class

whether you qualify for any reduction or waiver of sales charges whether you plan to take any distributions in the near future availability of share Classes

how share Classes affect payments to your financial advisor

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial advisor to help you decide which share Class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial advisor (such as a broker or a bank), the financial advisor may receive commissions or other concessions which are paid from various sources, such as from the sales charges and the distribution and service fees.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, NAM USA may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to financial intermediaries

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through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse (out of the applicable Fund’s general assets, in connection with omnibus accounts, or out of the applicable Fund’s Class’ 12b-1 assets, if available) NAM USA for a portion of the sub-transfer agent fees paid to financial intermediaries as described under “The Distribution and Shareholder Servicing Plans” in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees are typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the net asset value per share (“NAV”) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases.

The current sales charge rates for each Fund except the High Yield Fund are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested

Less than $50,000	5.75%	6.10%	5.00%

$50,000 but less than $100,000	4.75%	4.99%	4.50%

$100,000 but less than $250,000	4.00%	4.17%	3.75%

$250,000 but less than $500,000	3.00%	3.09%	2.75%

$500,000 but less than $1,000,000	2.20%	2.25%	1.95%

$1,000,000 or more	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies to investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***	Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

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The current sales charge rates for the High Yield Fund are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested

Up to $99,999	3.75%	3.90%	3.25%

$100,000 to $249,999	3.25%	3.36%	2.75%

$250,000 to $499,999	2.25%	2.30%	2.00%

$500,000 to $999,999	1.75%	1.78%	1.50%

$1,000,000 or more	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies to investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***	Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note: if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers, as described under “Sales Charge Waivers – Class A Shares,” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts across all Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the table on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

–	Individual accounts

–	Joint accounts between the individuals described above

–	Certain fiduciary accounts

–	Single participant retirement plans

–	Solely controlled business accounts

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Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of The Japan Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of The Japan Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. (In the case of the High Yield Fund, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the High Yield Fund of $4,000, the sales charge applicable to the additional investment would be 3.25%, rather than the 3.75% normally charged on a $4,000 purchase.) Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial advisor.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial advisor prior to purchasing a Fund’s shares.

For further information on sales charges, please visit www.nomurapartnersfunds.com, call the Transfer Agent at 1-800-535-2726 or consult with your financial advisor.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

Sales Charge Waivers – Class A Shares

Initial sales charge on Class A shares will be waived for the following types of purchases:

1.	Dividend reinvestment programs.

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, by acquisition of assets or otherwise.

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Fund, provided the reinvestment is made within 90 days of the redemption.

4.	Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more and who purchase directly from the Fund.

5.	Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of a Fund as a principal investment.

6.	Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Advisor or the Funds.

7.	Purchase by a registered investment advisor or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment advisor or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent.

8.	Purchases by an entity performing services for a trust who acts in a fiduciary capacity on behalf of the client-shareholders who maintain an interest in an account with the Funds registered in the name of the trust entity who receives administrative services from such trust entity, which has entered into an agreement with the Distributor, the Advisor or the Funds.

9.	Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

–	the plan’s assets are at least $1,000,000; or

–	there are at least 100 employees eligible to participate in the plan.

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10.	Purchase by an employee or a registered representative of an entity with a selling agreement with the Funds’ Distributor to sell shares of one or more of the Funds.

11.	Purchase by a current or former Director of the Corporation.

12.	Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

13.	Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

14.	Purchases made in exchange of shares of Class A of one Fund for shares of Class A of another Fund.

15.	Purchase by a financial intermediary, provided the arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

16.	Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Funds, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

17.	Purchases by a broker that sponsors a platform of “self-directed” accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker’s self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchase of Class C shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C shares of a Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase

Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

exchanges described in “How To Purchase, Exchange And Redeem Shares – How To Exchange Shares” below redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares

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redemptions made with respect to certain retirement plans sponsored by the Corporation, NAM USA or its affiliates minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan redemptions related to the payment of custodial IRA fees

redemptions initiated by a Fund

redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper redemptions when you can demonstrate hardship, in the absolute discretion of a Fund and redemptions of Class A shares where no broker was compensated for the sale involuntary redemptions of shares for small account fees

involuntary redemptions of shares for small account balances

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C shares made on any day during a calendar month will age one month on the last day of the month and of each subsequent month.

No CDSC is assessed on the value of your account as represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Distribution and Service Fees

Each Fund has adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940 as well as shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares (“Class S Plan”). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C, Class A shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C Class A distribution fees may be used by the Distributor to pay affiliates of NAM USA for sales support services provided in connection with the sale of Class C or Class A shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I shares do not pay a distribution fee. Class S shares only pay distribution fees to certain Service Organizations, as approved by the Board, in connection with the distribution of Class S shares to existing Class S shareholders.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board.

The 12b-1 fees vary by share class as follows:

Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The Distributor may use up to 0.25% of the fees for shareholder servicing or distribution for Class A shares. However in the aggregate the payments may not exceed 0.25% for Class A shares.

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The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s applicable Class’ 12b-1 Plan. In addition, NAM USA or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These intermediaries also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

NAM USA and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, NAM USA or its affiliates may also pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. NAM USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by NAM USA and its affiliates may be substantial. Payments by NAM USA may include amounts that are sometimes referred to as “revenue sharing” payments. The rate at which each Fund reimburses the investment advisor for such sub-accounting fees charged by Service Organizations is, with respect to omnibus accounts holding shares of the Fund, as follows (i) up to $18 per open account or (ii) for accounts charged based on basis points, up to 0.10% of the average daily net assets of that account and (iii) for closed accounts, up to $3.00 for each closed account. NAM USA bears any portion of the fees of a Service Organization that is not reimbursed by the applicable Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see the SAI.

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How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C, Class I and Class S shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” Class S shares are offered only by The Japan Fund, and Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time or the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial Purchase

Investment Minimums: Class A, Class C and Class S* Shares

Type of Account	Minimum To Open An Account (per Fund)	Minimum Balance (per Fund)

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

*	The Japan Fund Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

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Class I Shares

The minimum initial investment for Class I shares of a Fund is $1,000,000, subject to certain exceptions. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Information about Investment Minimums

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial Class I investment minimums do not apply to investments made by the Directors of the Corporation and employees of NAM USA, the sub-advisors, their affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds’ investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” in determining which Fund and share Class is most appropriate for your situation.

If your account falls below certain minimums your account may be charged an annual fee or even be closed. (See “Small Account Fees/Mandatory Redemptions” under “Other Rights the Funds Reserve.”)

Opening Your Account

You can open a new account in any of the following ways:

Financial Advisor. You can establish an account by having your financial advisor process your purchase.

Third-Party Intermediaries. Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or through their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the New York Stock Exchange (“NYSE”) is open.

Third-Party Intermediaries may have eligibility requirements, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund. Third-Party Intermediaries may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or for other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures under which Fund shares may be purchased and redeemed. Please contact your Third-Party Intermediaries for more information. If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail. Please call 1-800-535-2726 or visit www.nomurapartnersfunds.com to obtain an application. Make checks payable to Nomura Partners Funds, Inc. Mail the check, along with your completed application, to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

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Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds’ custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. You may purchase shares of a Fund by wiring immediately available federal funds (subject to the minimum initial investment) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account must have been established in your name. Once you have your account number, you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

Wire orders will be accepted only on a day on which the Funds and the custodian and the Transfer Agent are all open for business. A wire purchase will not be considered to be made until your account has been opened and the wired money has been received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

Telephone Exchange Plan. You may exchange $1,000 ($500 for IRA’s, Roth IRA’s, Coverdell Education Savings Accounts and Automatic Investment Plans) or more from your existing account to another Fund account.

Wire. Call the Transfer Agent at 1-800-535-2726 to arrange for this transaction.

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). The Funds do not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several easy ways you can make additional investments (subject to a minimum subsequent investment of $100) in your account:

ask your financial advisor to purchase shares on your behalf send a check with the returnable portion of your statement

wire additional investments through your bank using the wire instructions as detailed above authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect to use this privilege on your account application or through a written request exchange shares from another Fund

through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details).

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial advisor process your exchange request or by contacting the Transfer Agent directly. You may exchange Class shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. Please note that a share exchange (other than a same-Fund exchange) is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial advisor for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange between Funds. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a

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CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase, and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Frequent Purchases and Redemptions of Fund Shares.”

Class A or S shareholders of a Fund may exchange their shares for Class I shares of the same Fund provided that they: (i) hold their shares directly at the Funds’ Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Funds or its Distributor authorizing such an exchange; and (ii) are eligible to invest in Class I shares in accordance with the criteria set forth in the current Funds’ Prospectus. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. Class C shareholders of a Fund may exchange their shares for Class A or Class I shares of the same Fund provided that: (i) they hold their shares directly at the Funds’ Transfer Agent or through a Third-Party Intermediary that has a valid Class A or Class I selling agreement with the Funds, or its Distributor, authorizing such an exchange; (ii) they are eligible to invest in Class A shares or Class I shares in accordance with the criteria set forth in the current Funds’ Prospectus; and (iii) the applicable CDSC period has expired. If shares of a Fund are exchanged for shares of a different class of shares of the same Fund, the transaction will be based on the respective net asset value of each class next calculated after receipt and acceptance of the exchange request. Consequently, the exchange may result in fewer shares or more shares than originally owned, depending on the respective net asset values of the shares of each classes. The total value of the initially held shares, however, will equal the total value of the exchanged shares. For federal income tax purposes, a same-Fund exchange will not result in a recognition by the investor of a capital gain or loss.

Any exchange is subject to the Funds’ discretion to accept or reject the exchange. Exchanges of Fund shares for shares of another Nomura Fund may be subject to additional conditions, including payment of any difference in sales charge assessed by the respective Funds. Shareholders should contact the Transfer Agent or their Third-Party Intermediaries regarding an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial advisor process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 15 days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for having acted upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Advisor. You can request your financial advisor to process a redemption on your behalf. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after their receipt by an authorized broker or the broker’s authorized designee. Your financial advisor or broker may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC or redemption fee.

Redeeming Directly Through the Transfer Agent

By Telephone. You can call the Transfer Agent at 1-800-535-2726 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

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By Mail. Each Fund will redeem its shares at the NAV next determined after the request is received in “good order.” The NAV of the Fund is determined at the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Requests in “good order” must include the following documentation:

(a)	a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, and the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)	any required signature guarantees (see “Signature Guarantees” below); and

(c)	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). Redemptions in excess of $5,000 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

Internet Transactions

You may purchase, redeem or exchange your shares, and view activity in your account, by logging onto the Corporation’s website at www.nomurapartnersfunds.com. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Funds limit Internet purchases and redemptions in shares of each Fund to a minimum of $250 per trade and a maximum of $25,000 per trade.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine.

Signature Guarantees

To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

Written requests to redeem $100,000 or more

Changes to a shareholder’s record name

Redemption from an account for which the address or account registration has changed within the last 30 days

Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

Other Redemption Options

Call the Corporation at 1-800-535-2726 for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the Corporation’s website at www.nomurapartnersfunds.com and follow the instructions for making redemptions electronically.

Redemption Fee. Short-term or excessive trading into and out of the Funds may harm performance by disrupting

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portfolio management strategies and by increasing expenses. Accordingly, the Funds charge a redemption fee of 2.00% on redemptions of shares that have been held for less than 30 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the applicable Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Funds have delegated to NAM USA the authority to grant exemptions of the redemption fee where NAM USA on behalf of the Funds has previously received assurances (that it in its discretion believes to be appropriate in the circumstances) that transactions to be entered into by an account will not involve market timing activity. Types of accounts that may be considered for this exemption include asset allocation programs that offer automatic rebalancing, wrap fee accounts and certain types of 401(k) or other retirement accounts that provide default investment options. NAM USA attempts to monitor aggregate trading activity of transactions in accounts for which an exemption has been granted to identify activity that may involve market timing. In the event that NAM USA or the Funds believe that they have identified such activity, they will take appropriate action, which may include revoking the exemption, heightening the monitoring policy and termination of the privilege of purchasing or exchanging shares of the Funds.

The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in the prospectus. The Funds reserve the right to modify or eliminate the redemption fee at any time without notice to shareholders. You will receive notice of any material changes to the Funds’ redemption fee policies.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur transaction expenses on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith. As with all personal financial accounts, property may be transferred to a state if no activity occurs in your account within the time period specified by state law and we are unable to communicate with you about your account.

Policies About Transactions. The Funds are open for business each day the NYSE is open. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds’ normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:00 p.m., Eastern Time on any Fund business day by calling 1-800-535-2726.

Automated phone information is available 24 hours a day.

In addition, the Funds’ website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.nomurapartnersfunds.com.

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If you choose to purchase, exchange or redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent’s physical location at 30 Dan Road in Canton, MA 02021. There will be a time lag, which may be one or more days, between regular mail receipt at the Boston post office box and redelivery to such physical location in Canton, and a Fund’s net asset value may change over those days. You might consider using express rather than regular mail if you believe time of receipt of your transaction request to be sensitive.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that, as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, a $10 fee applies to redemption proceeds sent via wire, and it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept cash or cash equivalents (such as money orders, cashier’s checks, bank drafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Funds reserve the right to prohibit other forms of payment. The Funds’ AML Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Funds’ AML Program and the intent of applicable anti-money laundering laws. The Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor in the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Policies You Should Know About – Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders,” the Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any purchase order (including exchanges) from any investor. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Corporation’s Board has adopted policies and procedures designed to discourage short-term trading and

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other excessive trading practices. The policies and procedures applicable to the Funds include:

the imposition of a 2% redemption fee on the redemption of shares held for less than 30 days (subject to certain exceptions disclosed below);

the reservation of the right to reject, cancel (within one day of receipt) or limit purchase and exchange orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

the utilization of fair valuation practices adopted by the Board that are intended to protect the Funds from “time zone arbitrage” with respect to its non-U.S. securities holdings (see “Other Information – Pricing of Fund Shares” below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA in any way. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2.00% redemption fee will not be charged on transactions involving the following:

Total or partial redemptions of shares of a Fund held for 30 days or more;

Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or that require waiver of redemption fees as a condition for inclusion in the program;

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

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Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of, or to eliminate any exceptions to, the redemption fee at any time.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial advisor may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

Generally, you will be permitted to make up to eight (8) exchanges between the Class A, Class C, Class I and Class S shares of the Funds during any 12-month period.

However, more than two exchanges during any 90-day period may be considered excessive.

The Funds reserve the right to accept exchanges in excess of this policy on a case-by-case basis if they believe that granting such an exception would not be disruptive to the portfolio management strategies and harm Fund performance. The Funds may also waive this restriction for shareholders investing through certain electronic mutual fund marketplaces.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class C, Class I and Class S shares that you have redeemed within the past 90 days, provided that Class S shares may only be reinstated if you are a shareholder of Class S shares at the time of reinstatement. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Other Account Information. If your shares are held in a direct account or in an account held by a financial adviser or platform where the Fund pays shareholder servicing fees to the financial intermediary and the value of your account is below $1,000, the Fund may charge you a fee of $20.00 per account that is determined and assessed annually (see “Small Account Fees” under “Other Information”).

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Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial advisor or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial advisor notify the Transfer Agent or by contacting the Transfer Agent services directly:

Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund

Dividend and capital gain distributions in cash

Dividend and capital gain distributions reinvested in additional shares of another Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares as described under “Taxes – United States Federal Income Taxation – Distributions” in the SAI.

Purchase and Redemption Programs for Class A, Class C and Class S Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class S shares, without extra charge. Because Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders, only such Class S shareholders can use the programs described below to purchase Class S shares.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not

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specify a date, the investment will automatically occur on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges of at least $100 from your account in a Fund for shares of the same Class or, in the case of Class S shares of The Japan Fund, for Class A shares of other Funds. Exchanges (other than same-Fund exchanges) are generally taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days’ notice.

Reinvest Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund. Class S shareholders may elect to purchase Class A shares of another Fund under this program.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares – Signature Guarantees.” Any such requests must be received by the Transfer Agent ten (10) days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

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Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its net asset value. The net asset value of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values (for securities issued by U.S. companies), or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board. To calculate net asset value (“NAV”), each of the Funds uses the following equation:

Total Assets Allocable to Class – Total Liabilities Allocable to the Class	= NAV
Total Number of Shares of the Class Outstanding

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) receives your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder service.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds, if applicable, use market prices to value securities issued by U.S. companies. In addition, the Funds will use fair value methods approved by the Board each day that the NYSE is open for business. Fair value determinations may be made by the Corporation’s independent pricing service or by the Corporation’s Pricing and Fair Valuation Committee (the “Pricing Committee”) pursuant to procedures adopted by the Corporation’s Board. As a result, a Fund’s value for a security is likely to be different from quoted market prices.

If information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been

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de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates NAV, then the security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Pricing and Valuation Procedures (“Valuation Procedures”). These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds that require daily fair valuation by an independent pricing service approved by the Board and has delegated day-to-day responsibility for fair value determinations to the Pricing and Fair Valuation Committee. Fair value determinations that affect a Fund’s NAV are subject to review, approval or ratification by the Board. The Funds use fair value pricing to seek to ensure that each Fund’s NAV reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Valuation Procedures will prevent dilution of a Fund’s NAV by short-term traders.

Because each of the Funds (with the exception of the High Yield Fund) invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you aren’t able to buy or sell Fund shares. This is because many of the non-United States markets are open on days or at times when the Funds do not price their shares.

Other Rights the Funds Reserve

You should be aware that the Funds may do any of the following:

withhold 28% of your distributions as federal backup withholding if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

close your account and send you the proceeds if your balance falls below $500; charge you $20 a year if your account balance falls below $1,000 and redeem shares in the account to cover such fee; in either case, the Funds will give you 90 days’ notice so you can either increase your balance or close your account (these policies will apply even in a case where a fall in share price created the low balance).

reject a new account application if you don’t provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund’s net assets, whichever is less.

change, add or withdraw various services, fees and account policies.

Small Account Fees / Mandatory Redemptions.

Small Accounts are subject to a Small Account Fee or may be subject to mandatory redemption, as described below. Because of the impact on Fund expenses of maintaining small shareholder accounts, the Funds have set a minimum account size of $1,000 for Fund Classes A, C, I and S (“Fund Minimum”).

Small Account Fees. The Fund may charge an annual $20 Small Account Fee on each account below the Fund Minimum. Small Accounts are Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The Small Account Fee is assessed on each direct account investor even if the investment is made through an account held by a financial adviser or platform, unless the Fund does not pay any recordkeeping or administrative shareholder servicing fee associated with the maintenance of the underlying investor account. The Small Account Fee is charged by redeeming shares in your account. If the value of your account is $20 or less, then the amount in the account will be exhausted to pay the Small Account Fee and your account will be closed.

The Small Account Fee is deducted from the Fund account only once per calendar year. You will be notified between April and June that the value of your account is less than

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the Fund investment minimum before any fee is imposed. During the 90 day period you can make an additional investment to bring the value of your account to the Fund investment minimum and the Fund will not impose the Small Account Fee. Payment of this Small Account Fee through the redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

The Small Account Fee is not charged on, if applicable: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

Some shareholders who hold accounts in Classes A, C, I and S may have those accounts aggregated for purposes of these calculations. Please contact the Transfer Agent at 1-800-535-2726 for more information.

Mandatory Redemptions. In addition, the Fund may redeem all the shares in your account if the net asset value of your account falls below $500 for any reason, including market fluctuation. You will be notified at least 90 days prior to the Fund making an involuntary redemption in order to permit you to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. During the 90 day period you can make an additional investment to bring the value of your account to at least $500. If you do not increase the value to $1,000, the Fund will impose the Small Account Fee (see above). An involuntary redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

This involuntary redemption will not be made with respect to: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the Fund Minimum or low account balance minimum. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ requirements including applicable investment minimums. In the event that a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

The Funds reserve the right to waive the small account fee to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to change the minimum size of the accounts subject to the small account fee or the mandatory redemption.

Foreign Investors

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institution and non-U.S. persons). If a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the applicable Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds

96	:	www.NomuraPartnersFunds.com : 1.800.535.2726

reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Corporation has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Understanding Dividends, Distributions and Taxes

In order to avoid federal corporate income tax, each Fund must, among other requirements, distribute to its shareholders virtually all of its net earnings other than net capital gains. A Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund’s earnings are separate from any gains or losses stemming from your own disposition of shares.

The tax treatment of a Fund’s distributions to you will depend on the nature of the Fund’s income from which the distribution is paid. Dividends paid from a Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates. However, dividends paid from a Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net capital gain (the excess of long-term capital gain over short-term capital losses) are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations, provided the shareholder satisfies the applicable holding period and other requirements. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends and interest received by a Fund investing outside of the United States may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Japanese-source dividends and interest that are paid to a Fund will generally be subject to Japanese withholding tax. Under

Japanese domestic tax laws and the Japan-United States tax treaty, in the case of dividends on listed Japanese shares paid to a Fund, the withholding tax rate will be 7.147% until December 31, 2013 and 10% thereafter (absent a change in law), and Japanese-source interest paid to a Fund will generally be subject to Japanese withholding tax at the rate of 10%, although certain exemptions may be available. Chinese-source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions and the availability of tax treaty relief for a Fund. Taiwan-source dividends and interest will generally be subject to withholding tax at a rate of 20% on dividends and 15% on interest. If a Fund meets certain requirements and so elects, a ratable portion of the amounts of foreign income taxes withheld or paid will generally be taxable to you as a shareholder even though you don’t receive them. In that case, you may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund. Each Fund (other than the High Yield Fund) expects to be able to make this election, although no assurance can be given that they will be able to do so, but the India Fund does not expect to make this election because it does not expect to have any creditable foreign taxes.

Each Fund (except the Global Equity Income Fund and the High Yield Fund) intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions.

The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

The High Yield Fund intends to declare and pay dividends of all or a portion of its net investment income on a monthly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Redeeming Fund shares will usually have tax consequences for you (except if you are investing through an IRA or other tax-advantaged account). Your redemption of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of a Fund’s shares for shares of another Fund will generally be a taxable exchange for federal income tax purposes. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state, local and non-U.S. tax consequences.

The Funds will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and redemptions of shares.

Nomura Partners Funds	The World from Asia	:	97

Dividends or distributions declared in the last quarter of a given year are included in your taxable income in that year, even though you may not receive the money until the following January.

Your dividends and redemption proceeds will be subject to backup withholding if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, have provided an incorrect number or have not otherwise established an exemption.

If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, dividends paid by a Fund with respect to its taxable years beginning before January 1, 2014 that are derived from qualified net interest income or short-term capital gain and designated by the Fund will not be subject to this withholding tax. In addition, a Fund’s distributions of net capital gain will not be subject to this withholding tax.

If you invest right before a Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service (the “IRS”), and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for Fund shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares, (ii) the gross proceeds you received on the redemption and (iii) the “holding period” for the redeemed shares. Each Fund’s default method for calculating the cost basis of covered shares is based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method by contacting the Funds at 1-800-535-2726.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

You are urged to consult your tax professional and read the discussion under “Taxes” in the SAI before buying or disposing of Fund shares and electing how to receive distributions.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

98	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights

This table is designed to help you understand The Japan Fund’s Class S financial performance for the past five fiscal years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information has been audited by BBD, LLP. The report of BBD, LLP, along with the Fund’s financial statements and related notes, appear in the Corporation’s annual report to shareholders, which is available upon request (see “To Get More Information” on the back cover).

The Japan Fund

	Year Ended September 30,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data Net asset value, beginning of year	$9.53	$9.33	$9.28	$9.53	$12.94
Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.03	(0.01)	– (b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.06)	0.19 (f)	0.13	(0.23)	(3.39)
Total income (loss) from investment operations	(0.02)	0.22	0.12	(0.23)	(3.41)
Distributions to shareholders from:
Net investment income	(0.05)	(0.02)	(0.07)	(0.02)	–
Net realized gains	–	–	–	–	–
Total distributions	(0.05)	(0.02)	(0.07)	(0.02)	–
Redemption fees(a)(b)	–	–	–	–	–
Net asset value, end of year	$9.46	$9.53	$9.33	$9.28	$9.53
Total return (%)(c)	(0.17)	2.34	1.29	(2.34)	(26.35)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	$140	$155	$173	$194	$233
Ratio of expenses before expense reductions/recoupment (%)(e)	1.77	1.65	1.97	2.22	1.69
Ratio of expenses after expense reductions/recoupment (%)	1.68	1.65	1.68	1.75	1.63 (d)
Ratio of net investment income (loss) (%)	0.47	0.28	(0.12)	(0.03)	(0.19)
Portfolio turnover rate (%)	34	54	47	140	95

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount represents less than $0.01 per share.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	The Fund received reimbursement from a third party for certain expenses during the period.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(f)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

Nomura Partners Funds	The World from Asia	:	99

This table is designed to help you understand financial performance of the newly formed Class A, Class C and Class I shares of The Japan Fund for the years ended September 30, 2012, September 30, 2011, and September 30, 2010 and for the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The Japan Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010		Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$9.46	$9.26	$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	0.13	0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)	0.04 (i)	0.06		0.97	(g)
Total income (loss) from investment operations	(0.03)	0.17	0.10		0.91
Distributions to shareholders from:
Net investment income	(0.05)	(0.02)	–		–
Net realized gains	–	–	–		–
Total distributions	(0.05)	(0.02)	–		–
Redemption fees(b)	– (h)	0.05	–		–	(h)
Net asset value, end of period	$9.38	$9.46	$9.26		$9.16
Total return (%)(c)(d)	(0.34)	2.34	1.09		11.03	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$5	$7	$–	(e)	$–	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.93	1.78	2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.85	1.80	1.85		1.85	**
Ratio of net investment income (loss) (%)	0.22	1.27	0.49		(0.98	)**
Portfolio turnover rate (%)	34	54	47		140	*

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Class C	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$9.28	$9.16		$9.14	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.04		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)	0.08	(i)	0.09	0.91	(g)
Total income (loss) from investment operations	(0.10)	0.12		0.02	0.89
Distributions to shareholders from:
Net investment income	(0.01)	–		–	–
Net realized gains	–	–		–	–
Total distributions	(0.01)	–		–	–
Redemption fees(b)	– (h)	–		–	–
Net asset value, end of period	$9.17	$9.28		$9.16	$9.14
Total return (%)(c)(d)	(1.10)	1.31		0.22	10.79	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$1		$– (e)	$–	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.69	2.56		3.02	3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.60	2.54		2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.54)	0.45		(0.78)	(0.41	)**
Portfolio turnover rate (%)	34	54		47	140	*

Nomura Partners Funds	The World from Asia	:	101

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$9.44	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03 (i)	(0.12)	0.12	0.92	(g)
Total income (loss) from investment operations	(0.02)	0.19	0.11	0.96
Distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.08)	–
Net realized gains	–	–	–	–
Total distributions	(0.06)	(0.03)	(0.08)	–
Redemption fees(b)	– (h)	0.04	– (h)	–
Net asset value, end of period	$9.36	$9.44	$9.24	$9.21
Total return (%)(c)	(0.24)	2.46	1.16	11.64	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(f)	1.52	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.51	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.50)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	34	54	47	140	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.

(i)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended September 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

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This table is designed to help you understand Asia Pacific ex Japan Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

Asia Pacific ex Japan Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$12.42	$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.38	(1.89)	2.88	5.22
Total income (loss) from investment operations	2.40	(1.80)	2.97	5.31
Distributions to shareholders from:
Net investment income	(0.03)	(0.14)	(0.09)	–
Net realized gains	–	(2.17)	(1.66)	–
Total distributions	(0.03)	(2.31)	(1.75)	–
Redemption fees(b)	– (g)	– (g)	–	–
Net asset value, end of period	$14.79	$12.42	$16.53	$15.31
Total return (%)(c)(d)	19.40	(13.22)	20.88	53.10	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4	$3	$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)	4.71	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.16	0.59	0.59	0.98	**
Portfolio turnover rate (%)	54	42	125	123	*

Nomura Partners Funds	The World from Asia	:	103

Class C	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$12.23	$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.34	(1.85)	2.92	5.20
Total income (loss) from investment operations	2.26	(1.88)	2.84	5.22
Distributions to shareholders from:
Net investment income	–	(0.12)	–	–
Net realized gains	–	(2.17)	(1.66)	–
Total distributions	–	(2.29)	(1.66)	–
Redemption fees(b)	– (g)	– (g)	–	–
Net asset value, end of period	$14.49	$12.23	$16.40	$15.22
Total return (%)(c)(d)	18.48	(13.85)	20.03	52.20	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$1	$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)	5.43	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.56)	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	54	42	125	123	*

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Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$12.51	$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.39	(1.84)	2.87	5.23
Total income (loss) from investment operations	2.44	(1.77)	3.01	5.34
Distributions to shareholders from:
Net investment income	(0.06)	(0.15)	(0.09)	–
Net realized gains	–	(2.17)	(1.66)	–
Total distributions	(0.06)	(2.32)	(1.75)	–
Redemption fees(b)	– (g)	–	– (g)	–
Net asset value, end of period	$14.89	$12.51	$16.60	$15.34
Total return (%)(c)	19.60	(12.99)	21.17	53.40	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3	$8	$9	$8
Ratio of expenses before expense reductions (%)(f)	4.18	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.50	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.35	0.45	0.94	1.20	**
Portfolio turnover rate (%)	54	42	125	123	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)	Amount represents less than $0.01 per share.

Nomura Partners Funds	The World from Asia	:	105

This table is designed to help you understand India Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

India Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.53	$15.38		$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)	(0.08)		– (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.87	(3.46	)(h)	3.49	6.96
Total income (loss) from investment operations	0.78	(3.54)		3.49	6.87
Distributions to shareholders from:
Net realized gains	–	(1.30)		(4.98)	–
Return of capital	–	(0.01)		–	–
Total distributions	–	(1.31)		(4.98)	–
Redemption fees(b)	– (g)	–		–	–
Net asset value, end of period	$11.31	$10.53	(h)	$15.38	$16.87
Total return (%)(c)(d)	7.41	(25.19	)(h)	25.69	68.70	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$1		$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)	6.11	5.99		7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	1.95		1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.83)	(0.61)		(0.03)	(1.02	)**
Portfolio turnover rate (%)	104	59		91	204	*

106	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class C	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.25		$15.13	$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.16)		(0.08)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96		(3.49)	3.54	6.95
Total income (loss) from investment operations	0.80		(3.57)	3.34	6.77
Distributions to shareholders from:
Net realized gains	–		(1.30)	(4.98)	–
Return of capital	–		(0.01)	–	–
Total distributions	–		(1.31)	(4.98)	–
Redemption fees(b)	–	(g)	–	–	–
Net asset value, end of period	$11.05		$10.25	$15.13	$16.77
Total return (%)(c)(d)	7.80		(25.85)	24.78	67.70	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$–	(e)	$1	$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)	6.75		6.56	8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70		2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.62)		(0.66)	(1.43)	(1.93	)**
Portfolio turnover rate (%)	104		59	91	204	*

Nomura Partners Funds	The World from Asia	:	107

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.73	$15.46		$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.06)		(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.87	(3.36	)(h)	3.60	6.97
Total income (loss) from investment operations	0.81	(3.42)		3.54	6.90
Distributions to shareholders from:
Net realized gains	–	(1.30)		(4.98)	–
Return of capital	–	(0.01)		–	–
Total distributions	–	(1.31)		(4.98)	–
Redemption fees(b)	– (g)	–	(g)	–	–
Net asset value, end of period	$11.54	$10.73	(h)	$15.46	$16.90
Total return (%)(c)	7.55	(24.20	)(h)	26.02	69.00	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$9		$11	$8
Ratio of expenses before expense reductions (%)(f)	5.87	5.81		7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	1.70		1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.54)	(0.48)		(0.43)	(0.77	)**
Portfolio turnover rate (%)	104	59		91	204	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)	Amount represents less than $0.01 per share.

(h)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for Class A for the year ended September 30, 2011 were restated during the year ended September 30, 2012.

108	:	www.NomuraPartnersFunds.com : 1.800.535.2726

This table is designed to help you understand Greater China Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

Greater China Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.40	$15.53	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	(2.69)	1.80	4.18
Total income (loss) from investment operations	1.52	(2.45)	1.99	4.30
Distributions to shareholders from:
Net investment income	(0.15)	(0.14)	(0.15)	–
Net realized gains	(0.97)	(1.54)	(0.61)	–
Total distributions	(1.12)	(1.68)	(0.76)	–
Redemption fees(b)	0.01	–	–	–
Net asset value, end of period	$11.81	$11.40	$15.53	$14.30
Total return (%)(c)(d)	14.71	(18.40)	14.33	43.00	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–	$–	$–	$–
Ratio of expenses before expense reductions (%)(f)	6.99	6.48	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.54	1.63	1.34	1.38	**
Portfolio turnover rate (%)	82	67	78	53	*

Nomura Partners Funds	The World from Asia	:	109

Class C	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.36	$15.40	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.25	0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.21	(2.53)	1.80	4.12
Total income (loss) from investment operations	1.46	(2.45)	1.86	4.22
Distributions to shareholders from:
Net investment income	(0.07)	(0.05)	(0.07)	–
Net realized gains	(0.97)	(1.54)	(0.61)	–
Total distributions	(1.04)	(1.59)	(0.68)	–
Redemption fees(b)	–	–	–	–
Net asset value, end of period	$11.78	$11.36	$15.40	$14.22
Total return (%)(c)(d)	13.98	(18.39)	13.46	42.20	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–	$–	$–	$–
Ratio of expenses before expense reductions (%)(f)	7.94	7.33	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	2.17	0.57	0.42	1.11	**
Portfolio turnover rate (%)	82	67	78	53	*

110	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.47	$15.60	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40	(2.62)	1.90	4.19
Total income (loss) from investment operations	1.58	(2.44)	2.03	4.33
Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.15)	–
Net realized gains	(0.97)	(1.54)	(0.61)	–
Total distributions	(1.13)	(1.69)	(0.76)	–
Redemption fees(b)	– (g)	–	–	–
Net asset value, end of period	$11.92	$11.47	$15.60	$14.33
Total return (%)(c)	15.09	(18.23)	14.62	43.30	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$7	$8	$7
Ratio of expenses before expense reductions (%)(f)	6.79	6.31	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	1.58	1.19	0.94	1.62	**
Portfolio turnover rate (%)	82	67	78	53	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)	Amount represents less than $0.01 per share.

Nomura Partners Funds	The World from Asia	:	111

This table is designed to help you understand Global Equity Income Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

Global Equity Income Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.30	$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.76	(0.57)	0.69	1.76
Total income (loss) from investment operations	2.08	(0.18)	0.99	1.98
Distributions to shareholders from:
Net investment income	(0.34)	(0.32)	(0.25)	(0.13)
Net realized gains	(0.53)	(0.57)	(0.22)	–
Total distributions	(0.87)	(0.89)	(0.47)	(0.13)
Redemption fees(b)	0.01	–	–	–
Net asset value, end of period	$12.52	$11.30	$12.37	$11.85
Total return (%)(c)(d)	19.15	(2.08)	8.50	20.03	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–	$–	$–	$–
Ratio of expenses before expense reductions (%)(f)	7.07	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.63	3.06	2.55	2.94	**
Portfolio turnover rate (%)	45	49	39	33	*

112	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class C	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.35	$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.23	0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.78	(0.57)	0.73	1.75
Total income (loss) from investment operations	2.01	(0.28)	0.90	1.93
Distributions to shareholders from:
Net investment income	(0.27)	(0.23)	(0.10)	(0.08)
Net realized gains	(0.53)	(0.57)	(0.22)	–
Total distributions	(0.80)	(0.80)	(0.32)	(0.08)
Redemption fees(b)	–	–	–	–
Net asset value, end of period	$12.56	$11.35	$12.43	$11.85
Total return (%)(c)(d)	18.21	(2.80)	7.61	19.41	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–	$–	$–	$–
Ratio of expenses before expense reductions (%)(f)	7.89	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.25	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.88	2.29	1.46	2.37	**
Portfolio turnover rate (%)	45	49	39	33	*

Nomura Partners Funds	The World from Asia	:	113

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$11.30	$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.34	0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.77	(0.52)	0.73	1.77
Total income (loss) from investment operations	2.11	(0.14)	1.01	2.01
Distributions to shareholders from:
Net investment income	(0.38)	(0.35)	(0.29)	(0.15)
Net realized gains	(0.53)	(0.57)	(0.22)	–
Total distributions	(0.91)	(0.92)	(0.51)	(0.15)
Redemption fees(b)	–	–	–	–
Net asset value, end of period	$12.50	$11.30	$12.36	$11.86
Total return (%)(c)	19.29	(1.78)	8.70	20.34	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$6	$7	$6
Ratio of expenses before expense reductions (%)(f)	6.85	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.25	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.84	2.97	2.35	3.18	**
Portfolio turnover rate (%)	45	49	39	33	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

114	:	www.NomuraPartnersFunds.com : 1.800.535.2726

This table is designed to help you understand Global Emerging Markets Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

Global Emerging Markets Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$13.05	$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.05	(2.29)	2.23	5.67
Total income (loss) from investment operations	2.17	(2.14)	2.22	5.62
Distributions to shareholders from:
Net investment income	(0.04)	–	(0.09)	–
Net realized gains	(1.79)	(1.48)	(1.08)	–
Total distributions	(1.83)	(1.48)	(1.17)	–
Redemption fees(b)	– (g)	–	–	–
Net asset value, end of period	$13.39	$13.05	$16.67	$15.62
Total return (%)(c)(d)	18.45	(14.60)	15.13	56.20	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$– (e)	$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)	5.16	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.95	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	75	50	87	84	*

Nomura Partners Funds	The World from Asia	:	115

Class C	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$12.83		$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05		0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96		(2.23)	2.22	5.45
Total income (loss) from investment operations	2.01		(2.22)	2.09	5.53
Distributions to shareholders from:
Net investment income	–	(g)	–	(0.01)	–
Net realized gains	(1.79)		(1.48)	(1.08)	–
Total distributions	(1.79)		(1.48)	(1.09)	–
Redemption fees(b)	–	(g)	–	–	–
Net asset value, end of period	$13.05		$12.83	$16.53	$15.53
Total return (%)(c)(d)	17.42		(15.25)	14.30	55.30	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–		$–	$–	$–
Ratio of expenses before expense reductions (%)(f)	5.78		6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60		2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.39		0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	75		50	87	84	*

116	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$13.13	$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13	0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.07	(2.24)	2.24	5.51
Total income (loss) from investment operations	2.20	(2.12)	2.26	5.65
Distributions to shareholders from:
Net investment income	(0.05)	–	(0.10)	–
Net realized gains	(1.79)	(1.48)	(1.08)	–
Total distributions	(1.84)	(1.48)	(1.18)	–
Redemption fees(b)	– (g)	– (g)	–	–
Net asset value, end of period	$13.49	$13.13	$16.73	$15.65
Total return (%)(c)	18.64	(14.42)	15.40	56.50	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$9	$9	$8
Ratio of expenses before expense reductions (%)(f)	4.86	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.60	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.98	0.75	0.12	1.58	**
Portfolio turnover rate (%)	75	50	87	84	*

*	Not annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)	Amount represents less than $0.01 per share.

Nomura Partners Funds	The World from Asia	:	117

This table is designed to help you understand International Equity Fund’s financial performance for the years ended September 30, 2012, and September 30, 2011, and September 30, 2010 and the period ended September 30, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

International Equity Fund

Class A	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.44	$12.59	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16	0.12	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.03	(1.24)	0.35	2.90
Total income (loss) from investment operations	1.19	(1.12)	0.44	2.95
Distributions to shareholders from:
Net investment income	–	(0.23)	(0.18)	–
Net realized gains	(1.00)	(0.80)	(0.62)	–
Total distributions	(1.00)	(1.03)	(0.80)	–
Redemption fees(b)	– (h)	–	–	–
Net asset value, end of period	$10.63	$10.44	$12.59	$12.95
Total return (%)(c)(d)	12.20	(10.23)	3.50	29.50	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$– (e)	$– (e)	$–	(e)
Ratio of expenses before expense reductions (%)(f)(g)	6.48	6.61	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.26	1.65	1.75	1.75	**
Ratio of net investment income (loss) (%)	1.57	0.94	0.75	0.64	**
Portfolio turnover rate (%)	56	76	69	48	*

118	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class C	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.31	$12.51	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.05	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.05	(1.24)	0.25	2.89
Total income (loss) from investment operations	1.11	(1.19)	0.39	2.88
Distributions to shareholders from:
Net investment income	–	(0.21)	(0.14)	–
Net realized gains	(1.00)	(0.80)	(0.62)	–
Total distributions	(1.00)	(1.01)	(0.76)	–
Redemption fees(b)	–	–	–	–
Net asset value, end of period	$10.42	$10.31	$12.51	$12.88
Total return (%)(c)(d)	11.53	(10.90)	3.10	28.80	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$–	$–	$–	$–
Ratio of expenses before expense reductions (%)(f)(g)	7.31	7.35	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.08	2.40	2.50	2.50	**
Ratio of net investment income (loss) (%)	0.61	0.42	1.19	(0.11	)**
Portfolio turnover rate (%)	56	76	69	48	*

Nomura Partners Funds	The World from Asia	:	119

Class I	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data Net asset value, beginning of period	$10.53	$12.66	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.11	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.05	(1.20)	0.26	2.90
Total income (loss) from investment operations	1.23	(1.09)	0.52	2.97
Distributions to shareholders from:
Net investment income	–	(0.24)	(0.21)	–
Net realized gains	(1.00)	(0.80)	(0.62)	–
Total distributions	(1.00)	(1.04)	(0.83)	–
Redemption fees(b)	– (h)	–	–	–
Net asset value, end of period	$10.76	$10.53	$12.66	$12.97
Total return (%)(c)	12.50	(9.96)	4.13	29.70	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$6	$7	$6
Ratio of expenses before expense reductions (%)(f)(g)	6.31	6.52	8.84	14.78	**
Ratio of expenses after expense reductions (%)(g)	1.10	1.41	1.50	1.50	**
Ratio of net investment income (loss) (%)	1.68	0.84	2.18	0.89	**
Portfolio turnover rate (%)	56	76	69	48	*

*	Not Annualized.

**	Annualized.

(a)	Class commenced operations on December 29, 2008.

(b)	Calculated based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Amounts represent less than $1,000,000.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Amount represents less than $0.01 per share.

120	:	www.NomuraPartnersFunds.com : 1.800.535.2726

To Get More Information

Shareholder Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. These include commentary from the Funds’ management team about recent market conditions and the effects of the Funds’ strategies on its performance. They also have detailed performance figures, a list of everything the Funds own, and the Funds’ financial statements. Shareholders get these reports automatically.

Statement of Additional Information (“SAI”). This tells you more about the Funds’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Funds’ most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-535-2726 or on the Corporation’s website at www.nomurapartnersfunds.com. The Corporation’s prior website address www.thejapanfund.com may also be used to access the Corporation’s website. These documents and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Funds, including the Funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

To Make Investments	SEC

Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005 www.nomurapartnersfunds.com 1-800-535-2726	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549-1520 www.sec.gov 1-202-551-8090

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

Distributed by:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

SEC Investment Company Act File Number:

Nomura Partners Funds, Inc.	811-01090

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com	NOM-PS-001-0113

NOMURA PARTNERS FUNDS, INC.

Series of Nomura Partners Funds, Inc.	Class A	Class C	Class I	Class S
THE JAPAN FUND	NPJAX	NPJCX	NPJIX	SJPNX
ASIA PACIFIC EX JAPAN FUND	NPAAX	NPACX	NPAIX
INDIA FUND	NPIAX	NPICX	NPIIX
GREATER CHINA FUND	NPCAX	NPCCX	NPCIX
GLOBAL EQUITY INCOME FUND	NPWAX	NPWCX	NPWIX
GLOBAL EMERGING MARKETS FUND	NPEAX	NPECX	NPEIX
INTERNATIONAL EQUITY FUND	NPQAX	NPQCX	NPQIX
HIGH YIELD FUND	NPHAX	NPHCX	NPHIX

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2013

Nomura Partners Funds, Inc. (the “Corporation”) is an open-end management investment company that currently consists of eight series which are described in this Statement of Additional Information (“SAI”). Each series except the India Fund is diversified. This SAI relates to the Class A, Class C and Class I shares of each of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the International Equity Fund, and the High Yield Fund as well as the Class S shares of The Japan Fund.

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Corporation dated January 28, 2013 (the “Prospectus”) and as further amended from time to time. The Annual Report to Shareholders of the Corporation dated September 30, 2012 and the Semi-Annual Report to Shareholders of the Corporation dated March 31, 2012, are incorporated by reference and hereby deemed to be part of this SAI. A copy of the Prospectus and the Annual and Semi-Annual Reports to Shareholders may be obtained without charge by calling toll-free 1-800-535-2726 or on the Corporation’s website at www.nomurapartnersfunds.com.

NOMURA PARTNERS FUNDS, INC.

The Corporation is an open-end management investment company that continually offers and redeems its shares, commonly known as a mutual fund. The Corporation was organized as a Maryland corporation in 1961 as The Japan Fund, Inc. Effective as of December 1, 2008, the Corporation changed its name to Nomura Partners Funds, Inc. Currently, the Corporation consists of the following eight series (each a “Fund” and collectively the “Funds”):

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

International Equity Fund

High Yield Fund

(collectively, the “Nomura Funds”)

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), except for the India Fund, which is non-diversified. “Diversified” means that at least 75% of the value of a Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified Fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Each Fund has qualified and intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to continue to satisfy the diversification requirements of Subchapter M. For more information about taxes, please see the section entitled “Taxes” later in this SAI.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment limitations as listed below and the investment objectives restated in the “Investment Objectives, Policies and Strategies — Investment Objectives” section cannot be changed without approval by a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a majority of the outstanding voting securities of a Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund.

The following are each Fund’s fundamental investment limitations set forth in their entirety. Each Fund may not:

(a)	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)	purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments;

(d)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(f)	make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(g)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies and limitations described in this SAI, including those listed below, are not fundamental and may be changed without shareholder approval.

Each Nomura Fund except for the High Yield Fund may not:

(1)	invest more than 20% of its total assets in debt securities of both foreign and domestic issuers;

(2)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(3)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(4)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(5)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(6)	purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 10% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	lend portfolio securities in an amount greater than 33 1/3% (the Fund may set a lower percentage with a securities lending agent) of its total assets;

(8)	purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets; and

(9)	invest more than 10% of its total assets in a Rule 2a-7 (under the 1940 Act) compliant money market fund.

For purposes of clause (6) above, participatory notes, as described under “Investment Objectives, Policies and Strategies — Investment Techniques” below, are not deemed to be warrants.

The High Yield Fund may not:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	lend portfolio securities;

(5)	purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets;

(6)	invest more than 10% of its total assets in a Rule 2a-7 (under the 1940 Act) compliant money market fund; and

(7)	invest less than 80% of its net assets in high yield bonds that are rated investment grade by at least one of the nationally recognized statistical rating organizations (“NRSRO”) or, if unrated, determined to be of comparable quality by the Fund’s investment sub-advisor, Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “sub-advisor”).

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Japan Fund

The Japan Fund’s investment objective is to achieve long-term capital growth.

Asia Pacific ex Japan Fund

The Asia Pacific ex Japan Fund’s investment objective is to achieve long-term capital growth.

India Fund

The India Fund’s investment objective is to achieve long-term capital growth.

Greater China Fund

The Greater China Fund’s investment objective is to achieve long-term capital growth.

Global Equity Income Fund

The Global Equity Income Fund’s investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

Global Emerging Markets Fund

The Global Emerging Markets Fund’s investment objective is to achieve long-term capital growth.

International Equity Fund

The International Equity Fund’s investment objective is to achieve long-term capital growth.

High Yield Fund

High Yield Fund’s investment objective is to achieve current yield and capital growth.

Each Fund considers its investment objective a fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act. Descriptions of each Fund’s policies, strategies and techniques, as well as additional information regarding the characteristics and risks associated with each Fund’s investment techniques are set forth below.

Investment Policies

The Japan Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in securities of Japanese issuers (as defined in the Prospectus) and other investments that are tied economically to Japan.

The Asia Pacific ex Japan Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region (as defined in the Prospectus), excluding Japan.

The India Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of Indian companies (as defined in the Prospectus) or instruments that have similar economic characteristics.

The Greater China Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of Chinese companies (as defined in the Prospectus) or instruments that have similar economic characteristics.

The Global Equity Income Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities.

The Global Emerging Markets Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.

The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds.

The High Yield Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM.

The above policies are subject to change only upon 60 days’ prior notice to shareholders. The term “assets” as used in the above policies, means net assets plus the amount of any borrowings for investment purposes.

Each Fund may engage in active and frequent trading.

INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The following pages contain more detailed information about types of instruments in which the Funds may invest, strategies the Funds’ investment advisor, Nomura Asset Management U.S.A. Inc. (“NAM USA” or the “Advisor”) and the Funds’ investment sub-advisors may employ in pursuit of the Funds’ investment objectives and a summary of related risks and considerations. NAM USA and the sub-advisors may not buy all of these instruments or use all of these techniques unless they believe that doing so will help a Fund achieve its goal.

144A Securities. (High Yield Fund) The High Yield Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the High Yield Fund’s Directors. The Directors have adopted guidelines and delegated to NAM USA the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the High Yield Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the High Yield Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. (High Yield Fund) Asset-backed securities may be purchased by the High Yield Fund, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivablessm (“CARSsm”).

Enhanced Equipment Trust Certificates (“EETCs”) are typically issued by specially created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the High Yield Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSsm represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities. The High Yield Fund currently does not intend to invest in collateralized mortgage obligations (CMOs) or collateralized debt (CDOs).

Bank Loans. (High Yield Fund) The High Yield Fund may invest in bank loans, which include fixed-and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Senior Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. NCRAM, on behalf of the High Yield Fund, currently anticipates investing primarily through assignments.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The High Yield Fund will usually invest through assignments and therefore may not have direct recourse against the borrower, and the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the High Yield Fund does not receive scheduled interest or principal payments on such indebtedness, the High Yield Fund’s share price and yield could be adversely affected. Senior Loans that are fully secured may offer the High Yield Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The High Yield Fund may invest in loan participations with credit quality comparable to that of many issuers of its other high yield bonds investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the High Yield Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NCRAM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the High Yield Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid. NCRAM will determine the liquidity of the High Yield Fund’s investments by reference to market conditions and contractual provisions. Investments in loan participations are considered to be debt obligations for purposes of the High Yield Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the High Yield Fund. For example, if a loan is foreclosed, the High Yield Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the High Yield Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Lending Fees. In the process of buying, selling and holding Senior Loans, the High Yield Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the High Yield Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the High Yield Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the High Yield Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the High Yield Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The High Yield Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the High Yield Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the High Yield Fund has direct recourse against the borrower, the High Yield Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, NCRAM will perform such tasks on behalf of the High Yield Fund, although a collateral bank will typically hold any collateral on behalf of the High Yield Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the High Yield Fund were determined to be subject to the claims of the Agent’s general creditors, the High Yield Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the High Yield Fund derives interest income will be reduced. However, the High Yield Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. The High Yield Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The High Yield Fund may also invest in Senior Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the High Yield Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the High Yield Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the High Yield Fund’s security interest in any loan collateral or subordinate the High Yield Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the High Yield Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the High Yield Fund’s security interest in any loan collateral. If the High Yield Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the High Yield Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

The High Yield Fund may also invest up to 10% of its assets in Senior Loans that are not secured.

Borrowing. (All Funds) Each Fund may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Except as otherwise provided in this SAI, each of the Funds may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires each of the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Cash Management. (All Funds) Each Fund can hold un-invested cash or can invest in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 permitted assets). Generally, these securities offer less potential for gains than other types of securities.

Commercial Paper. (High Yield Fund) Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the High Yield Fund may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, the High Yield Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the High Yield Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations.

Common Stock. (All Funds) Common stock represents an equity (ownership) interest in an issuer, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

In addition, common stock generally has significant appreciation and depreciation potential because increases and decreases in earnings are usually reflected in an issuer’s stock price. A fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual issuer or in response to general market and/or economic conditions.

The High Yield Fund may hold, or to a limited extent, invest in common stock.

Convertible Securities. (All Funds) A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their debt-related nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Convertible securities are issued and traded in a number of securities markets. Convertible securities held by a Fund may be denominated in U.S. dollars; however, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third-party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

With respect to the High Yield Fund, in analyzing convertible securities, NCRAM will, among other things, consider the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock.

Corporate Debt Securities. (High Yield Fund) Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Country or Geographic Region. (All Funds) To the extent a Fund invests outside of the U.S., Fund management considers a number of factors to determine whether an investment is tied economically to relevant regions or countries, including: the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of the region/country; whether the investment is exposed to the economic fortunes and risks of the region/country; and the source of government guarantees (if any).

Debt Securities. (High Yield Fund) Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Delayed Funding Loans and Revolving Credit Facilities. (High Yield Fund) The High Yield Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the High Yield Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The High Yield Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the High Yield Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the High Yield Fund’s investment restriction relating to the lending of funds or assets by the High Yield Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.

Distressed Securities. (High Yield Fund) The High Yield Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the High Yield Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of NCRAM of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

The High Yield Fund will generally make such investments only when NCRAM believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the High Yield Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the High Yield Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the High Yield Fund will receive any interest payments on the Distressed Securities, the High Yield Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the High Yield Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the High Yield Fund seeks capital appreciation through investment in distressed securities, the High Yield Fund’s ability to achieve current income for its shareholders may be diminished. The High Yield Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the High Yield Fund, there can be no assurance that the securities or other assets received by the High Yield Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the High Yield Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the High Yield Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the High Yield Fund may be restricted from disposing of such securities. To the extent that the High Yield Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The High Yield Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Emerging Markets. (All Funds) There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers and other investments based in such countries may be less liquid. Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices. Some countries may have archaic economic or legal systems or legal systems that are constantly evolving. The currencies of certain emerging market countries, and therefore the value of securities and other investments denominated in such currencies, may be more volatile than currencies of developed countries.

In certain emerging market countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities and other markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities and other investments in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject, but there can be no guarantee that the Fund will qualify for treaty benefits.

Equity Securities. (All Funds) Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the entities the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

A Fund may invest in entities that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Foreign Investment Risks. (All Funds) A Fund may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in a Fund’s primary U.S. benchmark index.

In addition to equity securities, foreign investments of a Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in a foreign currency; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund may lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a sub-advisor to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund usually holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected in foreign markets has increased in recent years, it remains appreciably below that of the U.S. market. Accordingly, a Fund’s foreign investments may be less liquid and its prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities markets, broker-dealers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred.

Foreign Currency Transactions. (All Funds) A Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. Dollars “locks in” the U.S. Dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Funds in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Fund management.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund’s sub-advisor will determine what currency transactions the Fund should engage in. Successful use of currency management strategies will depend on the sub-advisor’s skill in analyzing currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-advisor anticipates. For example, if a currency’s value rose at a time when a sub-advisor had hedged a Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If a sub-advisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a sub-advisor increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. A Fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a “regulated investment company” under the Code. Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends required to be paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. There is no assurance that a sub-advisor’s use of currency management strategies will be advantageous to a Fund or that it will employ currency management strategies at appropriate times.

Foreign Repurchase Agreements. (All Funds) Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. Dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Guarantees. (High Yield Fund) The High Yield Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

High Yield Bonds (Lower Quality Debt Securities). (High Yield Fund) Non-investment grade or “high yield” bonds (also known as junk bonds) are securities rated below investment grade by the major rating agencies or are unrated bonds that a sub-advisor believes are of comparable quality. While generally providing greater income and opportunity for gain, high yield bonds may be subject to greater risks than bonds which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in high yield investments include the following:

High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated debt or debt-related obligations.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated bonds and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade bond’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, a sub-advisor performs its own analysis of the issuers whose high yield bonds are held by a Fund. Because of this, a Fund’s performance may depend more on a sub-advisor’s own credit analysis than in the case of mutual funds investing in higher-rated bonds.

In selecting non-investment grade bonds, a sub-advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. A sub-advisor continuously monitors the issuers of non-investment grade bonds held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

If a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based. The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of such Fund’s shareholders.

See Appendix B to this Statement of Additional Information for a description of applicable securities ratings.

Illiquid or Restricted Securities. (All Funds) Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a fund’s operations require cash, such as shareholder redemptions or when the fund pays dividends, and could result in the fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board (the “Board”), the applicable sub-advisor determines the liquidity of each Fund’s investments and, through reports from the sub-advisors, the Board monitors investments in illiquid securities. In determining the liquidity of a Fund’s investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

The High Yield Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, a Fund might obtain less favorable pricing terms that when it decided to sell the security.

The High Yield Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Certain of the High Yield Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the High Yield Fund may obtain access to material nonpublic information, which may restrict the High Yield Fund’s ability to conduct portfolio transactions in such securities.

Indexed Securities. (All Funds) Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Initial Public Offerings (“IPOs”). (All Funds) A Fund may purchase securities through initial public offerings. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Inflation Risk. (Global Equity Income Fund and High Yield Fund) Like all mutual funds, a Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of the Fund’s distributions.

Investment-Grade Debt Obligations. (High Yield Fund) “Investment grade securities” are securities rated in the four highest rating categories of an by a credit rating agency registered as a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of equivalent quality by a sub-advisor. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

The High Yield Fund may invest to a limited extent in “investment grade securities.” If an investment grade security of the High Yield Fund is subsequently downgraded below investment grade, NCRAM will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities the High Yield Fund may hold.

See Appendix B to this Statement of Additional Information for a description of applicable securities ratings.

Liquidity Management. (High Yield Fund) As a temporary defensive measure, if NCRAM determines that market conditions warrant, the High Yield Fund may invest without limitation in high quality money market instruments. The High Yield Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Loans and Other Direct Debt Instruments. (High Yield Fund) Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Each of the Funds limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require each Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Municipal Bonds. (High Yield Fund) Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current U.S. federal laws place substantial limitations on the size of certain of such issues. The High Yield Fund does not expect to be able to pay any dividends that will be exempt from federal income tax.

Participation Notes. (All Funds) Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide a Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by a Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which the sub-advisor deems to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a fund exercises the participation note and closes its position, the fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Pay-in-kind Securities. (High Yield Fund) The High Yield Fund may invest in pay-in-kind securities (“PIKs”). PIKs are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIKs also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the High Yield Fund may obtain no return at all on its investment. The market price of PIKs is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIKs to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the High Yield Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Preferred Stock. (All Funds) Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Portfolio Turnover Rates. (All Funds) The Funds’ annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-advisor believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Real Estate Related Securities. (All Funds) Each Fund, including to a limited extent the High Yield Fund, may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third-parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with re-financings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts. (All Funds) Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements and Purchase and Sale Contracts. (All Funds) Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by a Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the sub-advisor will monitor the creditworthiness of the seller, and the sub-advisor will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. A Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts, the sub-advisor will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by a Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. (All Funds) A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. (All Funds) Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make a Fund a shareholder of the underlying stock.

Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be.

Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or right ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. They are also generally less liquid than an investment in the underlying securities.

Risks of Investing in Foreign Countries. (All Funds) Each of the Funds may invest in companies from different countries. In addition, the Asia Pacific ex Japan Fund may invest up to 20% of its total assets in securities that are not securities of Asia Pacific ex Japan companies (as defined in the Prospectus), and The Japan Fund, the India Fund and the Greater China Fund each may invest up to 20% of its total assets in securities of companies that are not Japanese companies (as defined in the Prospectus), Indian companies (as defined in the Prospectus) or Chinese companies (as defined in the Prospectus), respectively. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Japan Fund, the India Fund and the Greater China Fund concentrate their investments in securities of Japanese companies, Indian companies and Chinese companies, respectively. Consequently, the share price of each of these Funds may be more volatile, and more impacted by political, economic and other events in the country in which they invest than that of mutual funds that are not as geographically concentrated. Information regarding the risks associated with investing in Japan, India and China (including Hong Kong and Taiwan) is included in the Funds’ Prospectus.

An investment in any of the Funds should not be considered a complete investment program; rather it may be used as a vehicle for diversification.

Chinese Securities. The Funds may hold securities listed on the Shanghai or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. In addition to B shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

Risks of Investing in India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominantly invest in exchange-traded securities (and securities to be listed, or those approved on the OTC market of India) subject to the conditions specified in the Circular 1 of 2012 issued by the Department of Industrial Policy and Promotion, Ministry of Commerce and Industry, Government of India, the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000 and the Securities and Exchange Board of India (Foreign Institutional Investors) Regulations, 1995 (“FII Regulations”). FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India (“RBI”) for permission to trade in Indian securities. The FII Regulations and the application forms that need to be filled to obtain the FII registration require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. NAM Singapore is a registered FII. FIIs and their sub-accounts are required to observe certain investment restrictions: first, an individual FII is not permitted to hold more than 10% of the total issued capital of an Indian company on its own behalf. Second, an FII can invest up to 10% of the total issued capital of an Indian company on behalf of each of its sub-accounts. However, if the sub-account is a foreign corporate or individual subaccount, an FII is not permitted to invest in more than 5% of the total issued capital of an Indian company on their behalf. Therefore, a broad-based fund or proprietary fund sub-account may hold up to 10% of the total issued capital of an Indian company. The total holding of all FIIs in an Indian company may not exceed 24% of the total paid up capital of the company, unless the board of directors of the company and the company’s shareholders authorize FII ownership up to the sectoral limits applicable to foreign direct investment. The Master Circular on Foreign Investment provides that the company should necessarily inform the RBI immediately of any such increase in FII ownership and provide a certificate from the company secretary stating that all the relevant provisions of the extant Foreign Exchange Management Act, 1999 regulations and the Foreign Direct Policy, as amended from time to time, have been complied with. Furthermore, no single FII or its sub-accounts can hold individually or in aggregate (if the FIIs and its sub-accounts have common beneficial owners or are under common control) more than 10% of the total paid- up equity capital of an Indian company. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Taxes — Indian Taxation” below. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code and be subject to an excise tax.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy and escalating tensions could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The long-standing dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Although the two nations are contemplating various measures to ease the tension, including Pakistan granting full most favored nation status to India, the environment continues to remain volatile. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments. In addition, terrorist attacks, such as the 2008 and 2011 Mumbai attacks, and cross-border disputes could weaken regional security, thereby hurting investor sentiments.

Risks of Investing in Latin America. As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. The majority of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Risks of Investing in Europe. The European Union (“EU”) is an intergovernmental and supranational union of most Western European countries and a growing number of Eastern European countries, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established, among other things, the European Economic and Monetary Union (“EMU”) which sets out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the Euro. Many member states have adopted, and other member states are generally expected to eventually adopt, the Euro as their single currency. When a member state adopts the Euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank. However, certain countries do not qualify for the Euro and thus risk being left behind.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU membership to comply with. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. The countries adopting the Euro must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States and could pose political risk. One or more member states might exit the EU, placing its currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. The EU has been extending its influence to the east. It has accepted several Eastern European countries as new members, and has plans to accept several more in the medium-term. It is hoped that membership for these states will help cement economic and political stability. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, new member states which were former Soviet satellites remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union. Further expansion of the EU has long-term economic benefits, but certain European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge, the candidate countries’ accessions may grow more controversial. Some member states may reject certain candidate countries that hope to join the EU because of concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. For example, a large segment of the population in the United Kingdom may be indifferent or opposed to the EU, while other countries are generally more in favor of European integration.

It is possible that the gap between rich and poor within the EU’s member countries, and particularly among new members that have not met the requirements for joining the EMU, may increase, and that realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. In the transition to the single economic system, significant political decisions will be made which may affect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic . As economic conditions across member states may vary widely, there is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among EMU member countries. According to the Maastricht Treaty, member countries must maintain tight control over inflation, public debt, and budget deficit in order to qualify for participation in the Euro. These requirements severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Risks of Investing in the Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. In addition, Middle Eastern and African countries historically have suffered from economic instability. Certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States.

Securities of Other Investment Companies. (All Funds) Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities laws.

Sovereign Debt Obligations. (High Yield Fund) Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U. S. Government.

Standby Commitment Agreements. (All Funds) Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Supranational Entities. (High Yield Fund) The High Yield Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the High Yield Fund may lose money on such investments.

Temporary Defensive Policies. (All Funds) As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the applicable sub-advisor is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the sub-advisor believes it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Trust Preferred Securities. (High Yield Fund) The High Yield Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)” ); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically, a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. (All Funds) Each Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Examples of the types of U.S. Government obligations that may be held by a Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. A Fund currently does not intend to invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

Variable and Floating Rate Debt Instruments. (High Yield Fund) The High Yield Fund may invest in floating rate debt instruments, including Senior Loans (described in more detail above). Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are re-determined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Senior Loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments (All Funds) Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will earmark and reserve its assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased.

When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of its commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of a Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, a Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than a Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Yields and Ratings. (High Yield Fund) The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the High Yield Fund, a rated security may cease to be rated. NCRAM will consider such an event in determining whether the High Yield Fund should continue to hold the security.

Zero Coupon Securities. (High Yield Fund) Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Master/Feeder Structure. (All Funds) The Board has the discretion to retain the current distribution arrangement for each of the Funds while investing in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average daily net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

Fund of Funds Structure. (Asia Pacific ex Japan Fund and International Equity Fund) Each of the Asia Pacific ex Japan Fund and the International Equity Fund are permitted to invest in certain other Funds within the Corporation. These two Funds are permitted to invest in one another, to the extent permitted by applicable law.

Additional Information about Investment Strategies. The sub-advisors may use Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the sub-advisors) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various sub-advisors may differ from one another.

In addition each sub-advisor may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it advises that are specific to that sub-advisor. For example, a sub-advisor may employ its own internally-developed definitions and standards in connection with characterizing a security as an equity or debt security, characterizing a security as a growth or value security, determining the composition of an industry, determining the scope of a geographic region, characterizing an investment as income-producing and characterizing an investment as a U.S. or non-U.S. investment. In addition, the definitions and standards used by a sub-advisor may change over time and without notice to investors, and in certain cases a sub-advisor may use definitions for a Fund which differ from the definitions and standards it uses for other series of the Corporation or for other funds and accounts which it advises.

THE INVESTMENT ADVISOR AND THE SUB-ADVISORS

Effective November 1, 2008, NAM USA became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor to each of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, and the International Equity Fund. Effective December 10, 2012, NAM USA became the investment advisor for the High Yield Fund. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA provides global investment advisory services for North American institutional clients and pooled investment vehicles.

Under its investment advisory agreements with the Funds (the “Investment Advisory Agreements”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of the Corporation. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund.

Fund	Sub-Advisor(s)
The Japan Fund	NAM Tokyo

Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)

India Fund	NAM Singapore

Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)

Global Equity Income Fund	NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)

Global Emerging Markets Fund	Martin Currie Inc. (“Martin Currie”)

International Equity Fund	NAM UK

High Yield Fund	Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients. Each of NAM Hong Kong, NAM Singapore and NAM UK is a wholly-owned subsidiary of NAM Tokyo.

NAM Tokyo had approximately $296.9 billion in assets under management as of December 31, 2012. NAM Tokyo is a wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

NCRAM, a Delaware corporation with its principal office located at Two World Financial Center, Building B, New York, New York 10281, provides investment advisory services to institutional clients and collective investment vehicles. It is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%. NCRAM. NCRAM had approximately $19.71 billion in assets under management as of December 31, 2012.

Martin Currie, a New York corporation, is a registered investment advisor and a wholly-owned subsidiary of Martin Currie Ltd. (“MC Ltd.”), a company incorporated in Scotland, with its registered office at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Martin Currie is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd., (“MCIM”) and Martin Currie Unit Trusts Limited (collectively, the “Martin Currie Group”). As of December 31, 2012, the Martin Currie Group had assets under management totaling approximately $7.72 billion.

Management-Related Expenses. Under the terms of the Investment Advisory Agreements, each Fund is responsible for payment of all expenses other than those specifically payable by NAM USA.

Advisory Fees. For the services of NAM USA under the Investment Advisory Agreements, each Fund pays NAM USA a monthly advisory fee at an annual rate of such Fund’s average daily net assets as set forth below:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.

Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.

India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on assets greater than $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

International Equity Fund*	0.85% on the Fund’s average daily net assets.

High Yield Fund	0.65% on the Fund’s average daily net assets.

*	For the purpose of determining the advisory fees, calculation of the Fund’s average daily net assets excludes assets invested in other Funds that are series of the Corporation.

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has agreed to waive its advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for the Asia Pacific ex Japan Fund; 1.70% for the India Fund; 1.70% for the

Greater China Fund; 1.25% for the Global Equity Income Fund; 1.60% for the Global Emerging Markets Fund; 1.40% for the International Equity Fund; and 0.85% for the High Yield Fund. With the exception of the High Yield Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund until January 28, 2014. In the case of the High Yield Fund, as a percentage of average daily net assets allocated to each such class of shares of the Fund until January 28, 2015. If, within three years following a waiver, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as such Fund’s investment advisor at such time.

For the fiscal year ended September 30, 2012, the Funds paid advisory fees to NAM USA as follows:

Fund	Actual Total Advisory Fees Paid to NAM USA ($)
The Japan Fund	$1,094,788
Asia Pacific ex Japan Fund	$165,372
India Fund	$119,051
Greater China Fund	$93,858
Global Equity Income Fund	$68,617
Global Emerging Markets Fund	$155,275
International Equity Fund	$44,725

For the fiscal year ended September 30, 2011, the Funds paid advisory fees to NAM USA as follows:

Fund	Actual Total Advisory Fees Paid to NAM USA ($)
The Japan Fund	$1,152,782
Asia Pacific ex Japan Fund	$155,704
India Fund	$133,201
Greater China Fund	$107,780
Global Equity Income Fund	$65,841
Global Emerging Markets Fund	$125,938
International Equity Fund	$42,326

For the fiscal year ended September 30, 2010, the Funds paid advisory fees to NAM USA as follows:

Fund	Actual Total Advisory Fees Paid to NAM USA ($)
The Japan Fund	$1,084,383
Asia Pacific ex Japan Fund	$87,978
India Fund	$110,817
Greater China Fund	$88,964
Global Equity Income Fund	$55,851
Global Emerging Markets Fund	$97,260
International Equity Fund	$35,012

The High Yield Fund, which commenced operations following the Corporation’s fiscal year-end, paid no fees during any of the periods being reported.

Each sub-advisor receives compensation for its services out of NAM USA’s advisory fee. The sub-advisor service fee rates that NAM USA pays to unaffiliated sub-advisors are as follows:

Average Daily Net Assets	Annual Rate
Global Emerging Markets Fund
First $1 billion	0.60%
Next $1 billion	0.55%
Amount over $2 billion	0.50%

For the fiscal year ended September 30, 2012, NAM USA paid sub-advisory fees to unaffiliated sub-advisors on behalf of the Global Emerging Markets Fund as follows:

Fund	Sub-Advisor	Advisory Fees Paid to Sub- Advisor ($)
Global Emerging Markets Fund	Martin Currie	$77,638

For the fiscal year ended September 30, 2011, NAM USA paid sub-advisory fees to unaffiliated sub-advisors on behalf of the Global Emerging Markets Fund as follows:

Fund	Sub-Advisor	Advisory Fees Paid to Sub- Advisor ($)
Global Emerging Markets Fund	Martin Currie	$62,972

For the fiscal year ended September 30, 2010, NAM USA paid sub-advisory fees to unaffiliated sub-advisors on behalf of the Global Emerging Markets Fund as follows:

Fund	Sub-Advisor	Advisory Fees Paid to Sub- Advisor ($)
Global Emerging Markets Fund	Martin Currie	$48,630

PORTFOLIO MANAGERS

The Japan Fund

Four portfolio managers of NAM Tokyo are primarily responsible for the management of The Japan Fund: Mr. Hitoshi Nagasawa who joined NAM Tokyo in 1996, is the lead portfolio manager; and Messrs. Kentaro Takayanagi, Shinsuke Yauchi and Akira Higashida are the other principal members of the team.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hitoshi Nagasawa	0	3	0	0	0	0
		$1,311,498,413
Kentaro Takayanagi	0	6	4	0	0	2
		$1,886,082,946	$726,117,065			$266,939,581
Shinsuke Yauchi	0	6	1	0	0	0
		$689,969,513	$1,150,626,293
Akira Higashida	0	2	0	0	0	0
		$154,738,509

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM Tokyo will utilize the performance of the TOPIX as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM Tokyo, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, NAM Tokyo has indicated that cash bonuses typically represent approximately 20 to 40% of a portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM Tokyo’s Investment Strategy Committee, consideration is also given to their contributions to investment decisions made by the Committee.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Tokyo has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Asia Pacific ex Japan Fund

Four portfolio managers of NAM Singapore are primarily responsible for the management of the Asia Pacific ex Japan Fund: Mr. Tadashi Yoshimitsu, Mr. Graham Muirhead, Mr. Ken Leong, and Ms. Serene Chng.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tadashi Yoshimitsu	0	2	1	0	0	0
		$123,733,000	$14,512,000
Graham Muirhead	0	0	4	0	1	0
			$4,111,546,000		$57,825,000
Ken Leong	0	0	4	0	0	0
			$513,109,000
Serene Chng	0	1	3	0	0	0
		$5,626,000	$594,648,000

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his or her specialties and expertise, a review of his or her capabilities to achieve assigned duties and a review of his or her management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Singapore will utilize the performance of the MSCI Asia Pacific ex Japan Index as the benchmark. The quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the investment organization. While the bonus can represent up to 100% of base salary, NAM Singapore has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Singapore has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

India Fund

Two portfolio managers of NAM Singapore are primarily responsible for the management of the India Fund: Mr. Vipul Mehta and Mr. Vipin Kapoor.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vipul Mehta	0	3	0	0	0	1
		$638,074,220				$215,992,861
Vipin Kapoor	0	0	0	0	0	0

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Singapore will utilize the performance of the MSCI India Index as the benchmark. The quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to NAM Singapore. While the bonus can represent up to 100% or more of base salary, NAM Singapore has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Singapore has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Greater China Fund

Two portfolio managers of NAM Hong Kong are primarily responsible for the management of the Greater China Fund: Ms. Queeny Ho and Ms. Annie Tse.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Queeny Ho (lead)	0	1	0	0	0	0
		$43,013,769
Annie Tse	0	0	0	0	0	0

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. The portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. Depending on the seniority of the staff, the method of calculation could vary. In general, the quantitative score is determined prior to payment based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Hong Kong will utilize the performance of the MSCI Golden Dragon Index as the benchmark. In general, quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to NAM Hong Kong. While the bonus can represent up to 100% or more of base salary, the NAM Hong Kong has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Hong Kong has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Global Equity Income Fund

Two portfolio managers of NAM UK are primarily responsible for the management of the Global Equity Income Fund: Mr. Hideyuki Aoki and Mr. Yoshiaki Saito.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hideyuki Aoki (lead)	0	1	0	0	0	0
		$8,421,273
Yoshiaki Saito	0	1	0	0	0	0
		$8,421,273

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM UK will utilize the performance of the MSCI World Index as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM UK, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, NAM UK has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM UK’s Investment Strategy Committee, consideration is also given to their contributions to investment decisions made by the Committee.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Global Emerging Markets Fund

Mr. Jeff Casson and Mr. Andrew Ness, investment managers of Martin Currie, are jointly responsible for the management of the Global Emerging Markets Fund.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Global Emerging Markets Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeff Casson	1	1	1	0	0	0
	$47,529,179	$9,926,310	$149,437,459
Andrew Ness	1	1	1	0	0	0
	$47,529,179	$34,530,367	$149,437,459

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio manager listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. Martin Currie’s remuneration committee oversees their reward policies. Their overriding objective is to ensure alignment of interests with clients, while providing incentives that attract and retain exceptional people. This is closely linked with their capacity management process, which ensures they control the capacity of their investment strategies to maintain liquidity and protect performance potential for clients.

Remuneration for investment personnel blends three components: basic salary, performance bonus and equity in the firm.

Basic salary (short-term focus). Martin Currie benchmarks all salaries to comparable positions through a syndicate survey of asset management firms who share data on a confidential basis. This ensures that basic salaries remain competitive on an international basis.

Performance Bonus Pool (medium-term focus). Portfolio managers receive a bonus that reflects investment performance and also takes into account other measures such as risk management. There are two elements to how the bonus is determined. Firstly a share of the relevant product revenue is allocated to each investment team, dependent on investment performance, assessed over both a one and a three year horizon. Secondly there is a discretionary overlay. This enables the Head of Investment to review the size of each team’s bonus pool and enables the Head of team, subject to the approval of the Head of Investment, to allocate the pool to individuals within the team. This process ensures both a strong correlation between performance and reward, while allowing senior management discretion to adjust reward to reflect other factors such as behaviours and the management of risk.

Equity in Martin Currie (long-term focus. Employee-ownership is an important part of Martin Currie’s proposition to clients and staff and equity ownership is encouraged to all permanent employees, helping to attract and retain talented individuals.

Potential Material Conflicts of Interest. Equitable treatment of client monies is a fundamental ethical principle of Martin Currie’s investment management business. Martin Currie believes that the management of potential conflicts of interest is relevant to the business, regardless of the client mix and fund types.

Martin Currie’s robust code of ethics and strong compliance management demonstrate effective conflict management wherever it could arise. Furthermore, Martin Currie’s corporate structure implicitly provides a layer of self-control. All senior management and most staff hold equity in the company, ensuring personal, corporate and client interests are closely aligned.

Martin Currie’s policy is to pro-rate on all trades, allocating where applicable to the nearest round lot size, unless the allocation is so small it is not viable and it is not in the client’s interest to receive an allocation. Such manual overrides of an otherwise automated process are cleared with the Risk and Compliance team prior to completion.

International Equity Fund

Two portfolio managers of NAM UK are primarily responsible for the management of the International Equity Fund: Mr. Emmanuel Raymond and Mr. Michael Russell.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emmanuel Raymond (lead)	0	1	1	0	0	0
		$8,814,174	$116,220,541
Michael Russell	0	0	0	0	0	0

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. For each portfolio manager listed above, compensation consists of base salary, discretionary bonus and a defined contribution pension plan.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

The defined contribution pension plan is as for all other employees.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, determined as below:

For Messrs. Raymond and Russell, the bonus depends on an evaluation of quantitative and qualitative factors. Quantitative factors are tied to the investment performance of specific portfolios with appropriate hurdles set relative to the portfolios’ specific benchmarks. In evaluating performance for the Fund, NAM UK will utilize the performance of the MSCI EAFE Index as the benchmark. Performance is evaluated on a pre-tax basis over one and three years, with an equal weighting given to each. Asset size is not part of the formula, but is considered under the qualitative element. Bonus is paid in cash.

The defined contribution pension plan is as for all other employees.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

High Yield Fund

Two portfolio managers of NCRAM are primarily responsible for the management of High Yield Fund: Stephen Kotsen is the lead portfolio manager; and David Crall is the other principal member of the team.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Kotsen, CFA	0	13	16	0	0	0
		$13,687,255,739	$3,632,377,796
David Crall, CFA	0	3	0	0	2	0
		$131,917,999.	0		$131,617,999

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus, notional stock units, and other deferrals.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, there is a review of his specialties and expertise, a review of his capabilities to achieve assigned duties, and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, notional stock units, and other deferrals. The bonus is based on both quantitative and qualitative assessment. The quantitative assessment generally takes into account the performance of each of the portfolio manager’s accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. The qualitative assessment includes reviewing the portfolio manager’s overall contribution to NCRAM, focusing primarily on the contribution to the management of the investment team and to client service and marketing. Portfolio managers are also members of NCRAM’s Investment Committee, and consideration is also given to their contributions to investment discussions held by the Committee. A bonus can represent up to 100% or more of base salary. A portion of the discretionary compensation is generally cash and another portion is generally delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc. There can also be other deferrals tied to various performance metrics.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

CONTROL OF THE INVESTMENT ADVISOR AND THE SUB-ADVISORS

NAM USA, NAM Tokyo, NAM Hong Kong, NAM Singapore and NAM UK. NAM USA is a wholly-owned subsidiary of NAM Tokyo, which is wholly owned by Nomura Holdings, Inc. Nomura Holdings, Inc., a publicly held company based in Tokyo, Japan, and is also the parent of Nomura Securities Co., Ltd., one of the largest securities firms in Japan. Each of NAM Hong Kong, NAM Singapore and NAM UK are also wholly-owned subsidiaries of NAM Tokyo.

NCRAM. NCRAM is a majority-owned subsidiary of Nomura Holding America, Inc., which is wholly owned by Nomura Holdings, Inc. a publicly-held company based in Tokyo, Japan, and is also the parent of Nomura Securities Co., Ltd., one of the largest securities firms in Japan.

Martin Currie. Martin Currie is a wholly-owned subsidiary of Martin Currie Ltd. Martin Currie Ltd. is a wholly-owned subsidiary of Martin Currie (Holdings) Ltd (Bermuda). No one person has control over the activities of the firm. Martin Currie has been an independent, employee-owned business for 128 years with directors and staff owning a significant majority of the company. Two external investors collectively own 24.9% of the company’s voting shares. They are Crestview Partners and investment vehicles associated with Lord (Jacob) Rothschild.

CODE OF ETHICS

NAM USA, NAM Tokyo, NAM Hong Kong, NAM Singapore, NAM UK, NCRAM, Martin Currie and (the Advisor and the sub-advisors), Foreside Fund Services, LLC (the Funds’ distributor), and the Corporation have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of the Corporation, the sub-advisors are primarily responsible for the selection of broker-dealers to execute a Fund’s portfolio transactions. In executing such transactions, it is each sub-advisor’s policy to seek to obtain best execution (which may or may not result in paying the lowest available brokerage commission or dealer spread). As a result, in selecting broker-dealers a sub-advisor takes into account many factors, including but not limited to: the execution capability of the broker-dealer; the desired timing of the trade and the broker-dealer’s ability to meet the sub-advisor’s requested speed of execution; the order size and market depth; the broker-dealer’s access to primary markets and quotation sources; the broker-dealer’s access to certain markets; the trading characteristics of the security; the creditworthiness of the broker-dealer; the financial responsibility of the broker-dealer; the ability of the broker-dealer to act on a confidential basis; the ability of the broker-dealer to act with minimal market impact; the ability of the broker-dealer to locate sources of liquidity and to effect transactions when a large block of securities is involved or where liquidity is limited; the overall responsiveness of the broker-dealer; the broker-dealer’s ability and willingness to commit capital; the broker-dealer’s trade processing and settlement capabilities; and other factors that may bear on the overall evaluation of best price and execution. In addition, the provision of research may be a consideration for certain transactions, as described below. Orders may only be placed with broker-dealers that are on a sub-advisor’s Approved Broker-Dealer List.

The Funds have no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. NAM USA expects that, consistent with each sub-advisor’s policy of obtaining best execution and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. and its affiliates (“Nomura Securities”).

In placing brokerage transactions, broker-dealers may furnish a sub-advisor with their proprietary research. Each sub-advisor will use this proprietary research to service all or a portion of its clients, including accounts of affiliated entities and the Funds. Under Section 28(e) of the Securities and Exchange Act of 1934, as amended, investment managers are permitted to cause a client to pay a higher commission than another broker-dealer might have charged for research and/or brokerage services provided by the broker-dealer that provide lawful and appropriate assistance to the investment manager in the investment decision-making process or trade execution process. In such circumstances, an investment manager is deemed to have paid for such research or brokerage services with “soft dollars.” Soft dollars will be used within the safe harbor created by Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, each Fund will endeavor to achieve the best net results in effecting such transactions.

When a sub-advisor uses Fund commissions to obtain research and brokerage services, the sub-advisor obtains a benefit because it does not have to produce or pay for the research and services. A sub-advisor also has an incentive to select broker-dealers based on its interest in receiving the research or other products or services, rather than based on its clients’ best interests in receiving the most favorable execution. However, the sub-advisors believe that they are able to negotiate costs on client transactions that are competitive and consistent with their policies to seek best execution. To the extent that soft dollars or the equivalent are earned with respect to a transaction made on behalf of a client, such research or other products or services received will not always be used by or for the benefit of the specific client that pays the brokerage commission used to obtain such research.

The High Yield Fund

The High Yield Fund invests principally in debt and debt-related securities. Debt and debt-related securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis without a stated commission but at prices reflecting a dealer spread. Debt and debt-related securities may also be purchased from underwriters at prices that include underwriting fees. Because of this pricing structure, NCRAM, when acting on behalf of the High Yield Fund, does not direct debt and debt-related transactions to particular broker-dealers for soft dollars when purchasing securities. However, when selecting a broker-dealer for an equity transaction, NCRAM, acting on behalf of the High Yield Fund, may take into account the value of proprietary research services provided by the broker-dealer, as long as such consideration does not jeopardize the objective of seeking best execution. These so-called soft dollar arrangements are designed to augment the internal research and investment strategy capabilities of NCRAM. Broker-dealers may provide NCRAM with proprietary research through written reports, telephone contracts, and meetings with security analysts, data disks or on-line data links. The written reports typically contain recommendations of brokerage research analysts and monetary and economic data prepared by brokerage research departments. The data links may furnish analytical services.

Transactions with Affiliates

Because of the affiliation of Nomura Securities with the Funds, each Fund is prohibited from engaging in certain transactions involving Nomura Securities absent an exemptive order under the 1940 Act. Without such an order, the Funds are prohibited from engaging in portfolio transactions with Nomura Securities acting as principal. In addition, each Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

Nomura Securities may serve as a Fund’s broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis in accordance with Rule 17e-1 adopted under the 1940 Act.

Trade Allocation

The same security may often be held in the portfolio of a Fund and another fund or account managed by the same sub-advisor. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by the sub-advisor to be appropriate and equitable to the respective Fund or investment account. In some cases, adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for such Fund.

Compensation Paid

Each Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

NAM USA and each sub-advisor effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of these investment policies, the Funds may engage in a substantial number of portfolio transactions.

The total rate of portfolio turnover for each Fund for the fiscal years ended September 30, 2012, and September 30, 2011, are as follows:

Fund	2012	2011
The Japan Fund	34%	54%
Asia Pacific ex Japan Fund	54%	42%
India Fund	104%	59%
Greater China Fund	82%	67%
Global Equity Income Fund	45%	49%
Global Emerging Markets Fund	75%	50%
International Equity Fund	56%	76%

Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in Fund management’s investment outlook. With respect to the India Fund, the global and local market environment for India has been quite volatile and sector rotation in the markets has been much higher than historically. Stock price movements have been larger and directions have changed over a much shorter period creating more volatility and necessitating the need for a higher turnover.

The High Yield Fund had not commenced operations as of the Corporation’s fiscal year ended 2012.

For the fiscal years ended September 30, 2010, and September 30, 2011, and September 2012, the total amount of brokerage commissions paid by each Fund is as follows:

Fund	2010	2011	2012
The Japan Fund	$191,189	$175,798	$131,366
Asia Pacific ex Japan Fund	$23,007	$39,908	$27,810
India Fund	$39,319	$36,121	$49,014
Greater China Fund	$24,031	$25,300	$26,717
Global Equity Income Fund	$3,670	$5,915	$5,515
Global Emerging Markets Fund	$23,682	$14,036	$25,776
International Equity Fund	$4,097	$5,369	$6,928

For the fiscal year ended September 30, 2010, and September 30, 2011, and 2012, no Fund paid brokerage commissions to Nomura Securities.

The High Yield Fund had not commenced operations as of the Corporation’s fiscal year ended 2012 and, therefore, paid no brokerage commissions.

During the fiscal year ended September 30, 2010, the Funds acquired securities of their regular broker-dealers or of their parents as follows:

Fund	Broker Security	Market Value ($)
The Japan Fund	None	N/A
Asia Pacific ex Japan Fund	None	N/A
India Fund	None	N/A
Greater China Fund	None	N/A
Global Equity Income Fund	JPMorgan Chase & Co.	30,456
Global Emerging Markets Fund	None	N/A
International Equity Fund	UBS AG	66,335

During the fiscal year ended September 30, 2011, the Funds acquired securities of their regular broker-dealers or of their parents as follows:

Fund	Broker Security	Market Value ($)
The Japan Fund	Mizuno Financial Group	1,045,268
Asia Pacific ex Japan Fund	None	N/A
India Fund	None	N/A
Greater China Fund	None	N/A
Global Equity Income Fund	JPMorgan Chase & Co.	12,048
Global Emerging Markets Fund	None	N/A
International Equity Fund	UBS AG	102,449

During the fiscal year ended September 30, 2012, the Funds acquired securities of their regular broker-dealers or of their parents as follows:

Fund	Broker Security	Market Value ($)
The Japan Fund	Mizuno Financial Group	763,719
Asia Pacific ex Japan Fund	JP Morgan Chase & Co.	313,343
	Deutsche Bank AG	98,101
India Fund	None	N/A
Greater China Fund	None	N/A
Global Equity Income Fund	JPMorgan Chase & Co.	125,488
Global Emerging Markets Fund	Morgan Stanley	543,746
	JP Morgan Chase & Co.	100,716
International Equity Fund	UBS AG	122,046

The High Yield Fund had not commenced operations as of the Corporation’s fiscal year ended 2012.

PORTFOLIO HOLDINGS

Information regarding the Funds’ disclosure of portfolio information is contained in the Prospectus. Disclosures are made on the Corporation’s website at www.nomurapartnersfunds.com. In order to help ensure that portfolio holdings information is provided in a manner that is in the best interest of each Fund’s shareholders, the Corporation’s Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings. The Board provides oversight of compliance with the policies and procedures adopted or approved by the Corporation, NAM USA, the sub-advisors, the administrator, the distributor, the transfer agent, Foreside Compliance Services, LLC (the Corporation’s compliance services provider), and Foreside Management Services, LLC (the Corporation’s treasury services provider).

Public portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper or Morningstar). Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described in the Prospectus. In order to deliver the information earlier, the applicable Fund must obtain the prior written approval of NAM USA and the applicable sub-advisor. In addition, the reporting service, by agreement, would need to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the Chairman of the Board of Directors or a Director of the Corporation. Such approval, if any, is reported to the full Board and the Corporation’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Funds may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (a) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund’s shares, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. As of January 28, 2013, we do not provide Financial Intermediaries with the Funds’ portfolio holdings before their public disclosure.

Pursuant to the Corporation’s policies and procedures, except as provided above, each Fund’s portfolio holdings information may not be released prior to the information becoming public. The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, each Fund’s distributor, intermediaries that distribute the applicable Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates. Certain limited exceptions (noted above and below) have been approved by the Board of Directors. In addition, the Corporation has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board receives reports from the Corporation’s Chief Compliance Officer regarding the Funds’ and their service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Funds to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the applicable Fund, are required to maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, each Fund, on an ongoing periodic basis may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Corporation’s Board	(Quarterly: at least 15 days after the period)
The Fund’s Advisor and Sub-Advisor	(Daily)
The Fund’s Transfer Agent	(Daily)
The Fund’s Distributor	(Quarterly: at least 15 days after the period)
The Fund’s Administrator, Custodian and securities lending agent (if any)	(Daily)
The Fund’s independent registered public accounting firm, BBD, LLP	(Annually and Semi-annually: the first business day after the end of the period; other days within period under audit as required by scope of audit: after the end of the fiscal period)
The Fund’s legal counsel, Davis Polk & Wardwell LLP	(Quarterly: at least 15 days after the period)
The Fund’s Compliance Services Provider	(Daily)
The Fund’s Treasury Services Provider	(Daily)
Ernst & Young, LLP, consultant to NAM USA relating to passive foreign investment company status of investments	(Three times a year)

The Corporation believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Funds.

When engaged in purchasing, selling or lending Fund securities, a Fund may disclose certain information about one or more of the security positions it owns. Although the Funds do not have separate non-disclosure agreements with each of these trading entities or lending agents, they will cease doing business with any entity believed to be misusing the information.

None of the Funds, NAM USA, the sub-advisors or their respective affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings. If NAM USA or a sub-advisor or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Corporation’s SAI.

There can be no assurance that the Corporation’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings information will prevent the misuse of such information by individuals or firms that receive such information.

THE DISTRIBUTOR

THE DISTRIBUTOR

The Corporation and Foreside Fund Services, LLC (the “Distributor” or “Foreside”) are parties to an Amended and Restated Distribution and Shareholder Services Agreement for Class S shares of The Japan Fund dated March 31, 2009 (the “Class S Distribution Agreement”) whereby the Distributor acts as principal underwriter for The Japan Fund’s Class S shares, and a Distribution Agreement dated March 31, 2009 whereby the Distributor acts as principal underwriter for each Fund’s Class A, Class C and Class I shares (the “Multi-Class Distribution Agreement” and together with the Class S Distribution Agreement, the “Distribution Agreements”). The Distributor may receive compensation under the Distribution Agreements for distribution of Fund shares (except for Class S shares of The Japan Fund). Pursuant to the Distribution Agreement, each Fund other than Class S shares of The Japan

Fund pays a distribution services fee to the Distributor. Pursuant to an agreement between the Distributor and NAM USA, NAM USA has also agreed to compensate and reimburse the Distributor for its provision to the Funds of any distribution services for which the Funds are not authorized to compensate and reimburse the Distributor. The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, ME 04101.

The continuance of each Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of each Fund, and (ii) by the vote of a majority of the Directors who are not parties to such Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Corporation or, with respect to a Fund, by a majority of the outstanding shares of such Fund or by the Distributor, upon not less than 60 days’ written notice by either party. Each Distribution Agreement provides that the Distributor shall not be protected against any liability to the Funds or their respective shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares (All Funds)

Until September 1, 2011, the distribution plan for each of the Funds’ Class A shares (each, a “Plan”) provides that each Fund pays the Distributor a shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for shareholder servicing activities with respect to Class A shares. Effective September 1, 2011, the distribution plan for each of the Funds’ Class A shares (each, a “Plan”) provides that each Fund pays the Distributor a distribution and shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (including a NAM affiliate dealer) (pursuant to a sub-agreement) for distribution and shareholder servicing activities with respect to Class A shares.

The distribution plan for each of the Funds’ Class C shares (each, a “Plan”) provides that each Fund pays the Distributor a shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for shareholder servicing activities with respect to Class C shares.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, Class A shares of each Fund paid distribution and shareholder servicing fees as follows:

	2012*	2011*	2010
The Japan Fund	$14,206	$6,580	$651
Asia Pacific ex Japan Fund	$9,456	$7,829	$49
India Fund	$2,099	$685	$52
Greater China Fund	$685	$497	$93
Global Equity Income Fund	$781	$550	$14
Global Emerging Markets Fund	$2,192	$428	$128
International Equity Fund	$977	$213	$7

*	Beginning September 1, 2011, Class A shares of a Fund may pay up to the full amount allowed under its 12b-1 Plan as compensation for distribution-related services. The full amount of compensation payable under a Fund’s 12b-1 plan may not exceed 0.25% in the aggregate for distribution and shareholder serving (combined). Compensation cited in the chart above includes all fees paid by Class A shares of each Fund for the past three fiscal years. For the month of September 2011, distribution-related payments did not form a material proportion of the overall payments made under the Class A 12b-1 plan.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, Class C shares of each Fund paid shareholder servicing fees as follows:

	2012	2011	2010
The Japan Fund	$2,061	$1,105	$24
Asia Pacific ex Japan Fund	$4,960	$3,308	$16
India Fund	$1,606	$946	$13
Greater China Fund	$467	$71	$34
Global Equity Income Fund	$171	$103	$9
Global Emerging Markets Fund	$756	$97	$35
International Equity Fund	$777	$331	$12

The Plan for the Class C shares also provides that each Fund pays the Distributor a distribution fee of up to 0.75%, paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the Class C shares. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (including affiliates of the Adviser) (pursuant to a sub-agreement) for providing distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial advisors or other financial intermediaries for selling Class C shares of the Fund. The distribution fee for Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, Class C shares of each Fund paid distribution fees as follows:

	2012	2011	2010
The Japan Fund	$6,181	$3,317	$72
Asia Pacific ex Japan Fund	$14,880	$9,925	$46
India Fund	$4,819	$2,838	$38
Greater China Fund	$1,401	$213	$100
Global Equity Income Fund	$512	$309	$27
Global Emerging Markets Fund	$2,270	$292	$105
International Equity Fund	$2,330	$995	$34

The High Yield Fund, which commenced operations following the Corporation’s fiscal year end, paid no shareholder servicing fees or distribution fees for the periods being reported.

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to each Fund and the related class of shareholders. In approving each Plan in accordance with Rule 12b-1, those Directors of the Corporation who are not considered “interested,” as defined in the 1940 Act (the “Independent Directors”) concluded that there is reasonable likelihood that the Plan will benefit each Fund and its related class of shareholders.

Each Plan provides that, so long as the Plan remains in effect, the Independent Directors then in office will select and nominate other Independent Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or, with respect to a Fund, by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Among other things, each Plan provides that the Directors will review quarterly reports of the shareholder servicing and/or distribution fees paid to the Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”). Distribution-related expenses consist of, among other things, financial advisor compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel of financial intermediaries may receive different compensation for selling different classes of shares.

The Corporation may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board. Effective December 22, 2008, the Corporation and Foreside have entered into the Multi-Class Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C shares. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Funds.

Class S Shares (The Japan Fund only)

On June 1, 2005, The Japan Fund’s Class S shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (“Class S 12b-1 Plan”). Under Class S 12b-1 Plan, the Fund may charge Class S shareholders an annual distribution expense and service fee (“Class S 12b-1 Fee”) to finance distribution and shareholder service expenses pursuant to the terms of Class S 12b-1 Plan. The Class S 12b-1 Fee for Class S shares shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class S shares on an annual basis (the “Maximum Fee”). However, prior to January 1, 2009, the Board limited the Class 12b-1 Fee to an amount not to exceed 0.15% of the Fund’s average daily net assets attributable to Class S shares on an annual basis; as of January 1, 2009, this limitation is no longer in effect. However, because of a reallocation of service fees paid by Class S for sub-accounting and other shareholder servicing to certain distributor platforms (“Supermarket Platforms”) for Class S, it is not expected that the increase in the Class S 12b-1 Fee will increase the total operating expenses of the Class S shares. The Class S 12b-1 Fee shall be calculated and accrued daily and paid at such intervals as the Board shall determine, subject to any applicable restriction imposed by rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Class S 12b-1 Plan, The Japan Fund, or its Distributor, may enter into written agreements (“Class S Related Agreements”) approved by the Board with one or more securities dealers, financial institutions or any other person, including the Distributor (each such dealer, institution or person, a “Service Organization”) pursuant to which the Fund shall use the Class S 12b-1 Fee to reimburse certain Service Organizations for expenses incurred by the Service Organizations in: (i) undertaking any activity primarily intended to result in sale of Class S shares of the Fund, including promotion and distribution; or (ii) the provision of services to the Class S shareholders of the Fund. The expenses reimbursed pursuant to the Class S 12b-1 Plan may, as determined by the Board, include an element of reasonable profit to the Service Organization. Each Class S Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the “Maximum Reimbursable Amount”). The aggregate amount of expenses reimbursable on an annual basis under all Class S Related Agreements may not as of January 1, 2009 exceed 0.25% of the Fund’s Class S average daily net assets on an annual basis. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment. All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The Class S 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of Class S shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the Class S 12b-1 Plan.

If any amount of the Class S 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Class S Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, implementing and operating the Class S 12b-1 Plan, as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the Class S 12b-1 Fee is not otherwise used under the Class S 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board.

The continuance of the Class S 12b-1 Plan must be specifically approved at least annually by the vote of the Board of the Corporation, including a majority of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class S 12b-1 Plan or in any agreements related to the Class S 12b-1 Plan (the “12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval.

Effective October 1, 2007, as amended and restated effective March 31, 2009, the Corporation and Foreside have entered into the Class S Distribution Agreement, which constitutes a Class S Related Agreement under the Class S 12b-1 Plan. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution and shareholder services for the S Class of The Japan Fund. In return, the S Class of The Japan Fund reimburses Foreside for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that Foreside may receive annually (described below).

Foreside shall be reimbursed only to the extent of Foreside’s payment to the third party. For the fiscal year ended September 30, 2012, the S Class reimbursed expenses incurred by Foreside in the amount of $118,444 (accrued) pursuant to the terms of the Class S Distribution Agreement. These fees are included in the Fee Table under Distribution/Services (12b-1) Fees and in the Corporation’s financial statements.

Foreside is entitled to be reimbursed from the S Class 12b-1 Fee for the expenses it incurs in performing services under the Class S Distribution Agreement in an amount not to exceed 0.15% prior to January 1, 2009, and 0.25% thereafter, of the Fund’s Class S average daily net assets on an annual basis (the “Maximum Fee”).

Any expense incurred by Foreside under the Class S Distribution Agreement that is not reimbursable under the Class S Distribution Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment. There were no unreimbursed amounts for the fiscal years ended September 30, 2012, 2011, 2010.

The Distributor pays expenses on behalf of Class S pursuant to the Class S 12b-1 Plan. The following table lists the principal expenses paid by the Distributor pursuant to the Class S 12b-1 Plan (rounded to the nearest whole dollar) for the past three fiscal years.

	10/01/2009 – 09/30/2010	10/01/2010 – 09/30/2011	10/01/2011 – 09/30/2012
Fulfillment	$0	$0	$0
FINRA (Filing Fees)	$0	$0	$0
Printing	$0	$0	$0
Supermarket Platform Fees	$111,925	$132,612	$100,751

	10/01/2009 – 09/30/2010	10/01/2010 – 09/30/2011	10/01/2011 – 09/30/2012
Website	$0	$0	$0
Other Marketing	$8,334	$2,046	$0
TOTAL	$120,259	$134,658	$100,751

In addition to the S Class 12b-1 plan reimbursed expenses paid under the terms of the Class S Distribution Agreement, the S Class also pays, out of the Fund’s assets, service fees for sub-accounting and other shareholder servicing to Supermarket Platforms. Effective January 1, 2009, the Board determined that these payments may not exceed 0.10%. These service fees to Supermarket Platforms are included in the Fee Table under “Other Expenses” and in The Japan Fund’s financial statements.

PAYMENTS TO INTERMEDIARIES

NAM USA and/or its affiliates may compensate intermediaries that distribute shares of a Fund or service investors in a Fund or, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors. In addition to such payments, NAM USA and/or its affiliates may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. NAM USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and FINRA rules and other applicable laws and regulations, NAM USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Payments for these purposes made by NAM USA or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees. It is expected that NAM USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition to the sales charges, 12b-1 fees and shareholder service fees, NAM USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to financial intermediaries to encourage the sale of the Funds’ shares. These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

The payments may be a fixed dollar amount and/or based on a percentage of the value of shares sold to or held by customers of the intermediary involved and may differ from intermediary to intermediary. Although the individual components may be higher and the total payments made to each qualifying firm in any given year may vary, additional payments may but are not normally expected to exceed (a) 0.25% of the current year’s Fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. For the calendar year ended December 31, 2012, NAM USA and its affiliates paid or accrued $555,019 in total additional payments to financial intermediaries.

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the financial intermediaries that NAM USA anticipates will receive payments from NAM USA and its affiliates include:

Ameriprise Financial Services, Inc.

LPL Financial LLC

Merrill Lynch Pierce Fenner & Smith, Inc.

First Data Services, Inc.

Morgan Stanley Smith Barney LLC

Citigroup Global Markets Inc.

Raymond James Financial Services, Inc.

Raymond James & Associates, Inc.

UBS Financial Services, Inc.

First Clearing, LLC

Wells Fargo Advisors, LLC

Wells Fargo Investments, LLC

Charles Schwab & Co., Inc.

Fidelity Investments Institutional Operations Company, Inc.

National Financial Services, LLC

Fidelity Brokerage Services LLC

Pershing LLC

Vanguard Brokerage Services

TD Ameritrade

THE OPERATIONS SERVICES AGENT

NAM USA serves as the operations services agent for the Corporation, pursuant to an Operation Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to the Operations Services Agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

THE TRANSFER AGENT

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend-paying agent (the “Transfer Agent”) pursuant to a Transfer Agency and Services Agreement and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

THE CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) serves as the Corporation’s custodian pursuant to a Master Custodian and Accounting Services Agreement. The Custodian has its principal business offices at 4 Copley Place, 5th Floor, CPH – 0326, Boston, MA 02116. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

THE ADMINISTRATOR

General. State Street Bank and Trust Company (the “Administrator”) serves as the Corporation’s administrator pursuant to an administration agreement. The Administrator has its principal business offices at 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Corporation. The Corporation and the Administrator have entered into the Administration Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Funds, including maintaining the books and records of each Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Administration Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees. The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Corporation.

For its services, the Administrator will receive fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and subject to certain minimum requirements. The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

For the fiscal year ended September 30, 2012, each Fund paid fees to the Administrator as follows:

Fund	Fees Paid to Administrator ($)
The Japan Fund	$321,394
Asia Pacific ex Japan Fund	$163,191
India Fund	$163,207
Greater China Fund	$163,236
Global Equity Income Fund	$163,438
Global Emerging Markets Fund	$163,224
International Equity Fund	$169,456

For the fiscal year ended September 30, 2011, each Fund paid fees to the Administrator as follows:

Fund	Fees Paid to Administrator ($)
The Japan Fund	$321,028
Asia Pacific ex Japan Fund	$163,557
India Fund	$163,622
Greater China Fund	$163,621
Global Equity Income Fund	$163,407
Global Emerging Markets Fund	$163,622
International Equity Fund	$171,622

For the fiscal year ended September 30, 2010, each Fund paid fees to the Administrator as follows:

Fund	Fees Paid to Administrator ($)
The Japan Fund	$321,548
Asia Pacific ex Japan Fund	$163,496
India Fund	$163,556
Greater China Fund	$163,556
Global Equity Income Fund	$163,556
Global Emerging Markets Fund	$163,556
International Equity Fund	$163,556

The High Yield Fund, which commenced operations following the Corporation’s 2012 fiscal year-end did not pay any fees pursuant to the Administration Agreement for the period being reported.

COMP LIANCE SERVICES

Under the Second Amended and Restated Compliance Services Agreement (the “Compliance Agreement”) with the Corporation and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”) provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Corporation, as well as certain additional compliance support functions (“Compliance Services”), and Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer (“PEO”) and a Principal Financial Officer (“PFO”) to the Corporation. FCS and FMS are each an affiliate of the Funds’ Distributor. Neither the Distributor, FCS or FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds. Certain officers or employees of FCS and FMS are also officers of the Funds. The PEO, an officer of the Funds, is a control affiliate and an officer of the Distributor.

For making available the PEO, CCO, AMLCO, and PFO and for providing the Compliance Services under the Compliance Agreement, FCS and FMS receives a fee from the Corporation of $355,500 per annum. FCS and FMS also receive reimbursement for out-of-pocket expenses and employee time associated with certain matters.

The Compliance Agreement with respect to the Corporation continues in effect until terminated, subject to annual renewal. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Corporation or by FCS and FMS with respect to the Corporation on 60 days’ written notice to the other party.

Under the Compliance Agreement, FCS and FMS are not liable to the Corporation or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and FMS and their officers, directors and employees are indemnified by the Funds against any and all claims and expenses related to FCS’ or FMS’ actions or omissions, except for any act or omission resulting from FCS’ or FMS’ willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

For the fiscal years ended September 30, 2012, 2011, and 2010, the amount charged to the Corporation by FCS and FMS aggregated $361,204, $407,817, and $339,213, respectively.1,2

1  Amounts cited do not include payments made by or on behalf of Nomura Global Alpha Equity Fund, which was liquidated in 2011. For the fiscal years ended 2011 and 2010, Nomura Global Alpha Equity Fund paid FCS and FMS $32,428 and $30,156, respectively, pursuant to the Compliance Agreement. Amounts cited do not include payments made by or on behalf of the High Yield Fund, which had not at that time commenced operations.

2 Amounts cited do not include payments made by or on behalf of Nomura International Growth Equity Fund, which was liquidated in 2012. For the fiscal years ended 2012, 2011, 2010, Nomura International Growth Equity Fund paid FCS and FMS $8,575, $32,212, and $29,885, respectively, pursuant to the Compliance Agreement. Amounts cited do not include payments made by or on behalf of the High Yield Fund, which had not at that time commenced operations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial highlights of the Corporation included in the Corporation’s Prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of BBD, LLP, independent registered public accountants, given on the authority of that firm as experts in accounting and auditing. BBD, LLP, audits the financial statements of the Funds. The Financial Statements for the fiscal year ended September 30, 2012 included in the Corporation’s Annual Report to Shareholders dated September 30, 2012 are incorporated by reference in this SAI.

LEGAL COUNSEL

Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, serves as legal counsel for the Corporation, its series and the Independent Directors.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account/Minimum Balances

Shareholders should maintain a share balance worth at least $1,000 ($500 for fiduciary/custodial accounts such as IRAs), which amount may be changed by the Board. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts such as IRAs).

Each Fund reserves the right, following 90 days’ written notice to applicable shareholders, to:

•	assess an annual $20 charge (paid to the Fund) for any non-fiduciary/custodial account without a systematic investment plan (“SIP”) in place and a balance of less than $1,000; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The applicable Fund will mail the proceeds of the redeemed account to the shareholder.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $500 are subject to automatic redemption following 90 days’ written notice to applicable shareholders. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for a minimum of $250 and a maximum of $25,000 may be placed by telephone, etc., by established shareholders. Orders placed in this manner may be directed as described in the Corporation’s Prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by a Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the applicable Fund or the Distributor for the loss incurred. Any net profit on the liquidation of unpaid shares will accrue to the applicable Fund.

Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of a Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Funds.

Wire Transfer of Federal Funds

To obtain the NAV determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the applicable Fund prior to the close of regular trading on the NYSE (normally 4 p.m., Eastern Time).

Share Price

Purchases will be filled without sales charge at the NAV next computed after receipt of the application in good order. NAV normally will be computed for each class as of the close of regular trading on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day’s NAV. If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Share Certificates

Due to the desire of the Funds to afford ease of redemption, certificates will not be issued to indicate ownership in any Fund. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Corporation may authorize certain members of FINRA to accept purchase and redemption orders for each Fund’s shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the applicable Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the broker, ordinarily orders will be priced at such Fund’s NAV next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Board has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board may suspend or terminate the offering of shares of any Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Each Fund may issue shares at NAV in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial advisor process your exchange request or by contacting the Transfer Agent directly. You may exchange Class S shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. A share exchange (other than a same-fund exchange) is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial advisor for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. You may be required to pay the difference in share charge if purchasing the shares of another Fund. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Special Redemption and Exchange Information — Redemption Fee.”

Special Redemption and Exchange Information

Redemption Fee

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA or its affiliates in any way. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2% redemption fee will not be charged on transactions involving the following:

•	Total or partial redemptions of shares of a Fund held for 30 days or more;

•	Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

•

Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

•

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

•	Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

•

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

•	Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

•

Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

•	Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

Redemptions by Telephone

Shareholders currently receive the right to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates. This option is also not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Funds employ procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted for fifteen (15) business days following their purchase.

Redemptions by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Funds’ Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

If you choose to purchase, exchange or redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent’s physical location at 30 Dan Road in Canton, MA 02021. There will be a time lag, which may be one or more days, between regular mail receipt at the Boston post office box and redelivery to such physical location in Canton, and a Fund’s net asset value may change over those days. You might consider using express rather than regular mail if you believe time of receipt of your transaction request to be sensitive.

The requirements for IRA redemptions are different from those for regular accounts. For more information, call 1-800-535-2726.

Redemptions-in-Kind

In the event a Fund’s management determines that substantial distributions of cash would have an adverse effect on such Fund’s remaining shareholders, each Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing such Fund’s NAV. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, the redeeming shareholder may incur brokerage commissions and applicable taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (1) be delivered to their designated agent, or (2) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated NAV after receipt by the Transfer Agent.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

•	the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the NAV at the time of redemption or repurchase. Other than the 2% redemption fee described above, the Funds do not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See “Taxes”).

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the applicable Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-535-2726 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. The payment of dividends by cash may be subject to a minimum threshold amount, and dividends falling below a minimum threshold will be reinvested into a shareholder’s account.

Reinvestment is usually made at the closing NAV determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares. See “Taxes.”

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Funds’ Systematic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Corporation issues to shareholders unaudited semi-annual financial statements and annual financial statements audited by the Funds’ registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-535-2726.

Special Plan Accounts

Detailed information on the investment plans described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Nomura Partners Funds, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 or by calling toll free, 1-800-535-2726. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Withdrawal Plan

Non-retirement plan shareholders with an Account Balance of at least $5,000 may establish a Systematic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. If no date is specified, the withdrawal will automatically occur on the fifteenth day of the month or, if such day in not a business day, on the prior business day and are paid promptly thereafter. Each payment under this systematic withdrawal is funded through the redemption of the shareholder’s Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares–Signature Guarantees” in the Prospectus. Any such requests must be received by the Transfer Agent 10 days prior to the date of the first systematic withdrawal. A Systematic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

A Systematic Withdrawal Plan request form can be obtained by calling 1-800-535-2726.

Automatic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum initial investment is $500. The minimum subsequent investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher. Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home. Shareholders may designate which day they want the automatic investment to be processed. If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through the Automatic Investment Plan. In this case, the minimum initial investment is $500.

Each Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

TAXES

The following is a description of the material U.S. federal income tax considerations affecting the Funds and the material U.S. federal income tax consequences of owning and disposing of shares. The discussion below provides general tax information related to an investment in shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not address the potential application of the Medicare contribution tax and does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a shareholder that holds shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in any Fund.

Taxation of the Funds

The High Yield Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company under Subchapter M of the Code (a “RIC”). Each other fund has elected to be treated as, and intends to continue to qualify as, a RIC. To qualify as a RIC for any taxable year, each Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of each Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) each Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of each Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer, (y) in securities of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses or (z) in securities of one or more “qualified publicly traded partnerships.” Each Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities), but the Treasury Department has not yet issued such regulations. Each Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities (or options and futures with respect to such stock or securities).

For purposes of the asset diversification tests described above, it is not always clear what entity will be treated as the issuer of a derivative security. While each Fund generally intends to treat the issuers of the underlying reference securities (rather than the counterparty to the derivative contract) as the issuers for purposes of the foregoing diversification tests, that the Internal Revenue Service (the “IRS”), which has provided little guidance on this subject in the past, could issue contrary guidance or could reach a different conclusion with respect to a particular investment held by a Fund.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its shareholders (including amounts that are reinvested in additional shares of the Fund, as described below), provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. Each Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that a Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether a Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) a Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. Each Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement for any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on all its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions to its shareholders out of its earnings and profits would be taxable as dividend income. In such event, provided that the shareholder satisfied the applicable holding period and other requirements with respect to his or her shares, (i) distributions received by a non-corporate shareholder would be treated as “qualified dividend income” (which is subject to U.S. federal income tax at the same rates as long-term capital gain) to the extent of the Fund’s earnings and profits and (ii) distributions received by a corporate shareholder would be eligible for the dividends-received deduction. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If a Fund fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax. Despite each Fund’s intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, a Fund’s ability to do so may be limited by exchange control regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as a Fund, or by other factors.

Each Fund may invest in shares of certain foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if a Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund may be subject to a tax on such distributions or gain, as well as to interest charges. In order to mitigate these adverse consequences, each Fund generally intends to make an election to “mark to market” its shares of PFICs (i.e., generally treat them as if they were sold and repurchased at the end of each taxable year). At the end of each taxable year to which the election applies, each Fund will report as ordinary income the amount by which the fair market value of the PFIC shares for which it has made a mark-to-market election exceeds the Fund’s adjusted basis in those shares. If the Fund’s adjusted basis in the shares of such a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund will be entitled to an ordinary deduction equal to the lesser of (a) this excess and (b) the Fund’s aggregate income inclusions in respect of such stock under the mark-to-market rules that have not previously been offset by such mark-to-market losses. As a result of a mark-to-market election, a Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, each Fund may be able to elect to include annually, as income and gain, its share of the ordinary earnings and net capital gain of certain PFICs.

A Fund’s mark-to-market election with respect to a PFIC will generally cause the Fund to recognize income for U.S. federal income tax purposes prior to its receipt of the corresponding distributable proceeds. A Fund may also be required to mark certain types of positions to market for U.S. federal income tax purposes. Certain other investments made by a Fund, such as investments in debt securities that have original issue discount, will also cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. Thus, a Fund may recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, a Fund may have to dispose of securities and use the proceeds to make required distributions at a time when it would not otherwise make the investment judgment to take such action. In addition, a Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Each Fund intends to monitor its investments and transactions and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of such Fund as a RIC.

If the High Yield Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the High Yield Fund’s ability to declare and pay dividends on shares. Limits on the High Yield Fund’s ability to pay dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC and subject the Fund to the 4% excise tax. The High Yield Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Distributions

Except as described below with respect to distributions of “qualified dividend income,” distributions of each Fund’s investment company taxable income, including net short-term capital gains, will be taxable to the shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions of “qualified dividend income” made by a Fund to a non-corporate shareholder will be treated as “qualified dividend income” and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains, provided that the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Dividends received by a Fund from foreign corporations in certain jurisdictions (including Japan, China and India) that are not PFICs generally will constitute “qualified dividend income,” provided that the Fund satisfies applicable holding period and other requirements. Dividends received by a Fund from foreign corporations in other foreign jurisdictions may not constitute “qualified dividend income” and may be treated as ordinary income. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated as gain from a sale or exchange of the shares. The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.

If a Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If a Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that a Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

Capital gain dividends paid by a Fund are not eligible for the dividends-received deduction available to corporations. Other dividends received by a corporate shareholder will be eligible for the dividends-received deduction only to the extent such dividends are derived from dividends from U.S. corporations for which a Fund could have claimed a dividends-received deduction if such a deduction were available to the Fund and only if the corporate shareholder satisfies certain requirements, including a holding period requirement, with respect to its shares in the relevant Fund.

It is expected that a very substantial portion of the High Yield Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the High Yield Fund will constitute ordinary income. In addition, gain derived by the High Yield Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the High Yield Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the High Yield Fund makes an election to accrue market discount on a current basis. Given the High Yield Fund’s investment strategy, it is not expected that a large portion of the distributions made by the High Yield Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.” In addition, as discussed above, certain investment by a Fund will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Certain Funds have capital loss carryforwards. Any existing capital loss carryforward will first reduce the applicable Fund’s net short-term capital gain, which will reduce the Fund’s investment company taxable income, and reduce net capital gain thereafter. Net capital losses recognized by a Fund in its taxable year beginning October 1, 2011 and in subsequent taxable years may be carried forward indefinitely. In addition, the portion of the carryforward that is equal to the excess of the relevant Fund’s net long-term capital loss over its net short-term capital gain will first reduce the Fund’s long-term capital gains and will reduce the Fund’s net short-term capital gains, and thus its investment company taxable income, thereafter. Any reduction in a Fund’s net capital gain will reduce the amount of a distribution that such Fund may designate as a capital gain dividend.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund. Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

Each Fund (other than the Global Equity Income Fund and the High Yield Fund) intends to distribute its investment company taxable income and net capital gain, if any, in December of each year. The Global Equity Income Fund intends to distribute all or a portion of its investment company taxable income on a quarterly basis to shareholders, and will distribute its net capital gain, if any, annually. The High Yield Fund intends to distribute all or a portion of its investment company taxable income on a monthly basis to shareholders, and will distribute its net capital gain, if any, annually. Any dividends declared in October, November or December with a record date in any such month and paid during the following January will be treated for U.S. federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year in which such dividend was declared.

Distributions by a Fund will result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale, Redemption or Other Disposition of Shares

A shareholder may recognize capital gain or loss on the sale, redemption or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized (that is, the amount of cash or the fair market value of other property received by the shareholder) and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder’s holding period for such shares is more than one year. Net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) recognized by non-corporate shareholders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Any loss realized by a shareholder on the sale, redemption or other disposition of shares for which the shareholder has a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or deemed received, as discussed above) with respect to such shares. In addition, loss will be disallowed on a sale or other disposition of shares if the shareholder acquires shares (including pursuant to the shareholder’s election to reinvest distributions in additional shares of a Fund), or enters into a contract or option to acquire shares, within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

An exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares. A shareholder who receives securities upon redeeming his or her shares will have an initial tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his or her tax basis in such securities.

Under U.S. Treasury regulations, if a shareholder recognizes a loss on a sale, redemption or other disposition of shares at least equal to an applicable threshold amount (generally $2 million for an individual and $10 million for a corporation), the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes, the Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder (i) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (ii) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (iii) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount that will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the shareholder may treat as income from foreign sources both the portion of dividends and distributions received from a Fund that is derived from the Fund’s foreign source income (e.g., dividends paid by foreign companies) and the shareholder’s proportionate share of foreign income taxes paid by the Fund. Each Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign-source “passive income,” including the portion of dividends received from a Fund that qualifies as foreign-source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by a Fund. A shareholder’s ability to claim a credit for foreign taxes paid by a Fund may also be limited by holding period requirements applicable both to the Fund’s investment in the foreign shares and to the shareholder’s investment in Fund shares.

If a Fund fails to qualify to make the pass-through election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The Japan Fund, the Asia Pacific ex Japan Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund and the International Equity Fund expect to make this election for the current taxable year, although no assurance can be given that they will be able to do so. The India Fund expects to be able to make this election for the current taxable year, but does not expect to do so because it does not expect to have any creditable foreign taxes. The High Yield Fund does not expect that it will be eligible to make this election for the current taxable year. For the taxable year ended September 30, 2012, the India Fund and the High Yield Fund did not make this election. All other Funds qualified to make such an election for the 2012 taxable year and elected to pass through the amount of foreign income taxes paid.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service (the “IRS”) in connection with payments on the shares and the proceeds from a sale or redemption of the shares, unless the shareholder is an exempt recipient. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS Form W-9) and fails to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, and may entitle the shareholder to a refund, provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders

For purposes of this discussion, a “non-U.S. shareholder” is a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes. The discussion below does not apply to a non-U.S. shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during the taxable year or to a non-U.S. shareholder who is an expatriate. Such non-U.S. shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund. The discussion below also assumes that a non-U.S. shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.

Distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Subject to the satisfaction of certain requirements, this withholding tax will not be imposed on dividends paid by a RIC in its taxable years beginning before January 1, 2014 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by a non-U.S. shareholder (“interest-related dividends” and “short-term capital gain dividends,” respectively). It is unclear whether any legislation will be enacted that will extend this exemption from withholding to taxable years of the Funds beginning on or after January 1, 2014.

A non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, redemption or other disposition of shares of the Fund.

Information returns will be filed with the IRS in connection with certain payments on the shares and may be filed in connection with payments of the proceeds from a sale or redemption of shares. A non-U.S. shareholder may be subject to backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a sale or redemption of shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for an exemption from U.S. backup withholding, to qualify for a reduced rate of U.S. withholding tax on Fund distributions pursuant to an income tax treaty and to qualify for the exemption from U.S. withholding on “interest-related dividends,” a non-U.S. shareholder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any withholding taxes or any backup withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Sections 1471 through 1474 of the Code (“FATCA”) generally impose withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on, and gross proceeds from the sale or other disposition of, U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Withholding taxes under FATCA will be imposed on dividends beginning January 1, 2014, and on gross proceeds from dispositions beginning on January 1, 2017. Non-U.S. shareholders should consult their tax advisors regarding the possible implications of FATCA on their investment in the Fund.

Notices

Shareholders will be notified annually by each Fund in which they have invested of the U.S. federal income tax status of the distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. federal income tax status of certain distributions and deemed distributions that were paid (or that are treated as having been paid) by such Fund to its shareholders during the preceding taxable year.

Cost Basis Information

Each Fund will be required to report a shareholder’s cost basis, gain or loss, and holding period to the IRS when such shareholder redeems any shares of the Fund that the shareholder acquired (including shares acquired through reinvestment of the Fund’s distributions) on or after January 1, 2012. Each Fund has chosen the “average cost” method as its default method for determining the basis of shares. Each Fund will use this method for purposes of reporting each shareholder’s cost basis of unless a shareholder instructs a Fund in writing to use a different calculation method. Shareholders should consult their tax advisors with regard to their particular circumstances.

Other Taxes

In addition to federal income taxes, shareholders of the Funds may be subject to state, local and non-U.S. taxes on distributions from the Funds and on redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Funds and redemptions of shares in their own circumstances.

Japanese Taxation – The Japan Fund

The following is a general discussion of certain general information on Japanese income taxation relating to investments made by The Japan Fund in Japanese securities. The discussion below is based on current tax laws and regulations in Japan and current tax treaties executed by Japan all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion below does not address all aspects of Japanese income taxation that may be relevant to The Japan Fund’s investments in Japan as contemplated herein.

The operations of The Japan Fund as described herein do not, in the opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Corporation in relation to The Japan Fund, involve the creation in Japan of a “permanent establishment” of the Corporation or The Japan Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan), provided such dealings are conducted by The Japan Fund from outside of Japan or by The Japan Fund’s independent agent acting in the ordinary course of its business in Japan, pursuant to the Japanese tax laws and the tax convention between the United States and Japan (the “Convention”) as currently in force.

Under Japanese tax laws, dividends (including distribution of profits) derived by a non-resident of Japan having no permanent establishment in Japan (a “non-resident Investor”) from shares of stocks issued by Japanese corporations (which generally include Japanese REITs) or from beneficiary certificates representing the beneficiary interests in Japanese Exchange Traded Funds (which generally take the form of a trust under Japanese law, and whose beneficiary certificates are publicly offered) (“ETFs”) are generally subject to Japanese withholding tax, and the rate of such withholding tax is 20% in principle; however, with respect to dividends paid to shareholders of stock issued by Japanese corporations that are listed on any of the securities exchanges or traded in the over-the-counter market (except for any individual shareholder of such stock, resident or non-resident, holding 3% or more of the total issued shares of the issuer corporation) and distribution of profits made to holders of beneficiary certificates of ETFs, the withholding tax rate is reduced to 7% (with respect to any dividends which become due and payable on or before December 31, 2013) and 15% (with respect to any dividends which become due and payable thereafter). Further, under Japanese tax laws, interest paid to a non-resident

Investor from debt securities issued by Japanese issuers is generally subject to Japanese withholding tax at the rate of 15%. Exemptions from the withholding tax may be available for certain interest paid on interest-bearing corporate bonds issued outside of Japan and payable outside of Japan (subject to certain exceptions), on certain book-entry corporate bonds held through the Japanese book-entry system (subject to certain exceptions), and on Japanese government bonds, in each case, if such interest is received by an investor who is a non-resident Investor subject to satisfaction of certain requirements. In addition to all of the withholding tax mentioned above, pursuant to a special tax law enacted by the Diet for purposes of securing funds for reconstruction from the earthquake of March 11, 2011, a special additional withholding tax will be imposed for a period of 25 years starting from January 1, 2013 until December 31, 2037, and the rate of such special additional withholding tax will be 2.1% of the relevant original withholding tax rate, as the case may be (for example, if the original withholding tax rate is 15%, the aggregated rate of withholding will be 15.315% (15% + 15% x 0.021)).

Under the Convention, (i) the rate of Japanese withholding tax which may be imposed on dividends to be paid on stock issued by a Japanese corporation or beneficiary certificates of ETFs to a U.S. resident having no permanent establishment in Japan who is entitled to the full benefits thereunder (an “Eligible U.S. Holder”) and who holds such stock as portfolio investor or who holds such beneficiary certificates is generally reduced to 10%, and (ii) the rate of Japanese withholding tax that may be imposed on interest sourced from Japan and received by an Eligible U.S. Holder is generally reduced to 10%. So long as the Corporation is an Eligible U.S. Holder, it may claim the application of such treaty rates provided under the Convention by timely filing appropriate treaty benefit claim forms with the Japanese tax authorities when the above-mentioned Japanese withholding tax rate provided under Japanese tax law for either dividends or interest exceeds the applicable treaty rate.

Capital gains earned by an Eligible U.S. Holder from disposition of securities issued by Japanese issuers generally will not be subject to Japanese income tax. However, an Eligible U.S. Holder may under certain circumstances be subject to Japanese income tax with respect to capital gains arising from the disposition of shares of certain “real property holding corporations.” For purposes of this paragraph, a real property holding corporation generally includes both Japanese and non-Japanese corporations, 50% or more of whose assets consist of real properties situated within Japan, or certain other assets similar thereto. In general, Japanese REITs constitute real property holding corporations.

Indian Taxation – The India Fund

The following is a general discussion of the tax consequences of investments made by the India Fund in Indian securities as contemplated herein. The discussion below is based on current tax laws in India as in effect on the date hereof and which are subject to change or differing interpretations (possibly with retroactive effect). The taxation of the India Fund in India is governed by the provisions of the Indian Income Tax Act, 1961 (“ITA”). The Finance Act amends the ITA every year. The Indian tax rates mentioned in this section are the rates currently in force for the Financial Year 2012-2013. The discussion below does not address all aspects of Indian income taxation that may be relevant to the India Fund’s investments in India as contemplated herein.

The India Fund does not expect to be deemed a resident of India for Indian income tax purposes. A non-resident investor, such as the India Fund, will be subject to Indian taxation on certain types of Indian source income or income accrued or received (whether deemed or otherwise) in India. It is expected that most of the income of the India Fund will constitute Indian source income.

Pursuant to Indian income tax provisions, income arising from a transaction entered into outside India between two non-residents should not be taxable in India unless the income is regarded as that arising from any business connection in India, through any property in India, from any asset or source of income in India or through the transfer of a capital asset situated in India, or if the income is received or deemed to be received in India. In 2012, the Finance Act, 2012 amended the ITA retrospectively (w.e.f 1.4.1962) such that Indian tax may be levied (and corresponding withholding obligations may be imposed) with respect to transfer of shares of or interests in an overseas company between two non-residents if such company derives its value substantially from the assets situated in India. Because the India Fund invests in Indian securities, this amendment may subject shareholder redemptions of the India Fund’s shares and secondary transfers of the India Fund’s interests to Indian tax and withholding obligations, both prospectively and retrospectively. However, it is relevant to note the key developments since the notification of the Finance Act, 2012 as discussed below:

(a)	the Central Board of Direct Taxes (“CDBT”) issued an internal letter to its officials on May 29, 2012 clarifying the reopening of completed assessments as a result of the above indirect transfer amendment introduced by the Finance Act, 2012. Under this letter, CBDT has directed Indian tax authorities not to reopen any assessment proceedings that were completed before April 1, 2012 where no notice for reassessment has been issued prior to that date.

(b)	an expert committee formed by the Prime Minister’s Office in July, 2012, was required to consider the implications of the above indirect transfer amendment for non-residents. Based on the consultations received from stakeholders, the experts committee recommended in its draft report that the above deemed provisions should not apply in the following cases:

(i)	where a non-resident investor has made any investment, directly or indirectly, in an FII;

(ii)	where investment by a non-resident investor in a fund or a fund pooling vehicle, which do not results in participation in control and management of the fund;

(iii)	where a non-resident investor (along with its associates), does not have more than 26% ownership of total capital of the company (i.e., the India Fund).

The expert committee also submitted a final report (not currently in the public domain) which is under consideration by the Ministry of Finance, and any recommendation will be effective only once the Government decides to adopt it.

From the publicly available media sources, it is understood that the issue of taxation of gains from the sale of P-notes between two non-residents based on the indirect transfer provision has been raised before the Indian Finance Minister, who has stated that the persons investing in the Indian stock markets through P-Notes will not have to pay taxes in India. He has also clarified as follows: “Indian tax authority would not go beyond FIIs to check the details of the P-Note holders. Accordingly, a question of liability for tax in India of the P-Notes holder would not arise. Necessary clarification will be issued.” Therefore, in the absence of any such clarification, the possibility of Indian tax authorities seeking to tax gains arising from the transfer of P-Notes held by the India Fund or redemption of the India Fund shares cannot be ruled out on the basis that they merely represent an interest in underlying Indian securities.

If the India Fund were deemed to have a permanent establishment in India under the ITA, then the India Fund’s business income would be subject to taxation in India at the rate of 42.024% (inclusive of surcharge and education cess) on a net income basis. The India Fund intends to organize its affairs in a manner so as not to create a permanent establishment in India.

Dividend income earned by the India Fund will not be subject to Indian tax. However, the Indian company declaring and paying such dividend would be subject to a Dividend Distribution Tax (“DDT”) at an effective rate of 16.223% (inclusive of surcharge and education cess) on the amount of the dividend paid out.

Interest paid to the India Fund in respect of debt obligations of Indian issuers will be subject to Indian income tax at the rate of 21.012% (inclusive of surcharge and education cess).

Transactions involving the purchase or sale of shares or any other security traded on a recognized Indian stock exchange are subject to Securities Transaction Tax (“STT”) at the rate of 0.1% on the transaction value of the purchase or sale. This STT is not applicable to off-market transactions. Hence, STT will be payable if the India Fund buys or sells listed securities on a recognized Indian stock exchange.

Under certain circumstances, capital gains tax will be imposed on gains that the India Fund derives from the sale or disposition of shares of Indian companies. Except as described below, capital gains arising from the sale of shares held for more than 12 months (“long-term capital gains”) will generally be taxed at the rate of 10.506% (inclusive of surcharge and education cess) if such shares are not listed. No capital gains tax will apply in case of long-term capital gains derived from the sale or transfer of listed shares if the sale or transfer transaction is entered into on a recognized Indian stock exchange and subject to STT. Long-term capital gains arising from the sale of listed shares other than on a recognized stock exchange will be taxed at 10.506% (inclusive of surcharge and education cess). Except as described below, capital gains arising from the sale of shares held for 12 months or less (“short-term capital gains”) will be taxed at the rate of 31.518% (inclusive of surcharge and education cess) if such shares are not listed. Short-term capital gains arising from the sale of listed shares will be taxed at the rate of 15.759% (inclusive of surcharge and education cess) if the sale transaction is entered into on a recognized Indian stock exchange and subject to STT. Short-term capital gains arising from the sale of listed shares other than on a recognized stock exchange will be taxed at a rate of 31.518% (inclusive of surcharge and education cess).

Capital gains arising from the alienation of shares in an Indian company will be computed by (i) converting (at the date of alienation) the consideration received from alienation into the foreign currency that was used for the purchase of shares and (ii) subtracting from this amount the cost of acquisition of the shares (including expenses) determined in such foreign currency as of the date of purchase. The gains computed as aforesaid will be converted into Indian rupees (on the date of accrual of gains) for the purpose of determining the amount of capital gains tax payable, effectively permitting the seller to pay a lower amount as tax or requiring the seller to pay a higher amount of tax, as the case may be, depending on the exchange rate fluctuation.

If any capital gains tax is payable by the India Fund under the provisions of the ITA, then a purchaser of shares from the India Fund will not be required to withhold the amount of tax payable (at source) in relation to the transaction, as the India Fund is registered with SEBI as a sub-account. Further, as NAM Singapore, the India Fund’s sub-advisor, is registered with the SEBI as a FII and, provided that the India Fund’s sub-advisor remains a FII, a purchaser of shares from the India Fund will not be required to withhold tax from the purchase price under the current provisions of the ITA.

General Anti-avoidance Rule

The Finance Act, 2012 introduced GAAR provisions in the ITA with effect from April 1, 2013. GAAR applies to “impermissible avoidance arrangements,” whose main purpose or one of their main purposes is to obtain a tax benefit. The proposed GAAR provision lays out elaborate consequences in relation to determining tax liability in the event GAAR is invoked, including denial of benefits pursuant to any double taxation avoidance agreement.

Indian Revenue Authorities have issued draft GAAR guidelines, regarding implementation of GAAR provisions. The expert committee, as mentioned above, was also required by the Prime Minister’s Office to hold consultations with stakeholders and the general public to rework the draft guidelines on GAAR (which were released earlier in June 2012 by a previous committee set up by the CBDT) and create a roadmap for implementation. The experts committee submitted the draft report to the Ministry of Finance on September 1, 2012.

The final report of the expert committee was submitted to the Ministry of Finance, after reviewing further comments from the stakeholders. On January 14, 2013, the Government of India announced that it had accepted the major recommendations of the expert committee on GAAR, the key recommendations accepted are listed below:

(a)	deferral of the implementation of GAAR by 3 years (i.e., until April 1, 2016);

(b)	GAAR to be invoked if the main purpose (and not one of the main purposes) of an arrangement is to obtain a tax benefit.

(c)	existing investments made prior to August 30, 2010 to be grandfathered;

(d)	GAAR will not apply to such FIIs that choose not to take any benefit under any double tax avoidance treaty between India and the country of their residence; and

(e)	GAAR will also not apply to non-resident investors in FIIs.

Requirement to obtain tax residency certificate

The Finance Act, 2012 has clarified that a non-resident investor is entitled to treaty benefits, only if they obtain a tax residency certificate (“TRC”) of country of residence, containing the particulars prescribed by the Indian Revenue Authorities.

The CBDT has recently advised on the particulars to be included in a TRC such as name and address, legal status, country or specified territory of incorporation, tax identification number, residential status and the period for which the certificate is applicable for a non-resident. It also specifies that the TRC should be verified by the government of the country to which such a non-resident claims to be a resident of for tax purposes.

Direct Taxes Code, 2010 (“DTC”)

The Government of India is proposing to replace the ITA with the DTC. Some of the significant features of the DTC are as follows:

(a)	A non-Indian resident would be considered to be a resident in India (and taxed at 30%) if its place of effective management is in India at any time during the year. As described above, residents in India are subject to taxation in India, including taxation on capital gains. “Place of effective management” is defined in the DTC as (i) the place where the board of directors of the company or its executive directors, as the case may be, make their decisions; or (ii) in the case of a board of directors that routinely approves the commercial and strategic decisions made by the executive directors or officers of the company, the place where such executive directors or officers perform their functions.

(b)	The DTC includes a controlled foreign company (“CFC”) regime. If a foreign corporation is controlled by an Indian resident, the net profit earned by the CFC will be attributed to the resident based on the percentage holding and period of such holding. The provisions are not triggered if the foreign company is listed on the stock exchange or is engaged in an “active trade or business” (subject to certain conditions) or its specified income does not exceed INR 2.5 million.

(c)	Income earned by foreign institutional investors from the sale of securities, including derivatives, would be characterized as “capital gains.”

(d)	Long-term capital gains on the sale of securities on which STT is not paid would be taxable at 30%.

When and in what form the DTC will be enacted still remains to be seen.

PRC, Hong Kong and Taiwan Taxation – the Greater China Fund

PRC Tax Considerations

The following is a general discussion of the tax consequences of investments made by the Greater China Fund in securities issued by companies organized in the People’s Republic of China (“PRC”) as contemplated herein. The discussion below is based on the current tax laws and regulations in the PRC and current tax treaties executed by the PRC, all as in effect on the date hereof and all of which are subject to change (possibly with retroactive effect). The discussion below does not address all aspects of the PRC income taxation that may be relevant to the Greater China Fund’s investments in the PRC as contemplated herein.

Corporate Income Tax (“CIT”)

The National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (“CIT Law”) on March 16, 2007, and the CIT Law took effect on January 1, 2008. The CIT Law applies to resident and non-resident enterprises and sets out the principles for determining an enterprise’s liability for CIT. Detailed Implementation Rules set out the method of calculating taxable income. The general applicable CIT rate in the PRC is 25%.

Non-resident enterprises without an establishment or place of business in the PRC are subject to withholding tax at the standard rate of 20% on various types of passive income (including dividends, interest, and capital gains on disposition of PRC equity interests) derived from the PRC. The CIT Law contains a specific provision allowing the State Council to exempt or reduce the withholding tax rate for particular types of income. The standard withholding tax rate has been reduced by the State Council to 10% pursuant to Article 91 of the Detailed Implementation Rules to the CIT Law. PRC listed equity securities include “onshore” and “offshore” listed Chinese shares. PRC onshore listed shares consist of “A” shares and “B” shares. “A” shares are shares issued by PRC incorporated companies, which are denominated in Chinese currency (“RMB”), and are listed and traded on the Shanghai and Shenzhen Stock Exchanges. Under current PRC laws, foreign investors, including the Greater China Fund, cannot invest directly in “A” shares. Accordingly, the Greater China Fund will have to invest in “A” shares through a foreign company holding a Qualified Foreign Institutional Investor (“QFII”) license. In this regard, any tax assessed under PRC tax laws against the QFII would likely be borne by the Greater China Fund under the investment agreement with the QFII. “B” shares are foreign-invested shares issued by PRC incorporated companies, and are listed and traded in foreign currency on the Shanghai and Shenzhen Stock Exchanges. Foreign investors may invest directly in “B” shares. The PRC offshore listed shares include “H” shares, “Red-chips” and “P-chips”. “H” shares are shares issued by PRC incorporated companies, which are denominated in Hong Kong Dollars and are listed and traded on the Hong Kong Stock Exchange. “Red-chips” are shares of an offshore company listed and traded on the Hong Kong Stock Exchange, controlled by mainland Chinese government shareholders with operations carried out substantively in the PRC. “P-chips” are shares of offshore companies with substantive operations or assets located in the PRC that are owned and controlled by PRC persons and are listed and traded on the Hong Kong Stock Exchange.

Investing in “A” shares

The Chinese QFII regime became effective on December 1, 2002. The scheme allows QFIIs to invest directly in “RMB” denominated stocks and securities listed and traded on PRC domestic capital markets. With the introduction of the CIT Law that took effect from January 1, 2008, the tax treatment of QFIIs should be governed by the general taxing provisions of the CIT Law, supplemented by tax circulars issued subsequently specifying tax rules applicable to QFIIs. Under the general taxing provisions of the CIT Law, QFIIs should be subject to PRC income withholding tax at the rate of 10% on dividends, interest and capital gains derived from investing in PRC listed securities, provided that the QFIIs are not considered to be PRC resident enterprises by reason of having a place of effective management in the PRC, or otherwise as having a permanent establishment in the PRC. In this regard, the Greater China Fund will seek to engage a licensed QFII to execute its investments in PRC listed “A” shares and that each QFII through which the Greater China Fund invests in “A” shares will manage its business such that it will not be considered to be a PRC tax resident enterprise or non-PRC tax resident enterprise that has a permanent establishment in the PRC.

To date, a 10% PRC income withholding tax has been enforced on cash and bonus dividends, profits distributions and interest payments from PRC listed companies which are paid to foreign investors. However, uncertainties exist as to the application of 10% withholding tax on gains derived by QFIIs. To date the PRC tax authorities generally have not actively sought to collect withholding tax on gains derived by QFIIs in making investments or dealings in the securities of PRC companies and/or securities that derive income from a PRC source (including those issued by PRC tax resident enterprises, irrespective of whether the securities are issued, distributed, listed and/or traded within or outside the PRC). Notwithstanding this, it is reported that the PRC tax authorities intend to issue specific rules seeking to enforce the collection of withholding tax for QFIIs.

Investing in “B” shares and “H” shares

It is expected that the Greater China Fund will operate and be managed in such a manner that it will not be treated as a tax resident enterprise of the PRC and also will not be treated as a non-tax resident enterprise with an establishment or place of business in the PRC for CIT purposes. As a consequence, the Greater China Fund will not be subject to CIT on an assessment basis, but instead will be subject to 10% PRC withholding tax on PRC source investment income, including interest, as well as dividends derived from, and capital gains realized on the sale of, “A” shares (as described above, such tax will be assessed against the QFII, but borne by the Greater China Fund), “B” shares and “H” shares (except as provided below). This 10% withholding tax rate may be further reduced under an applicable tax treaty which the PRC has entered into with the jurisdiction in which the beneficial owner of the relevant income is a resident. However, this rate for dividends is not reduced under the tax treaty between the PRC and the United States for U.S. residents, such as the Greater China Fund. On this basis, except as described below, the 10% withholding tax rate would likely be applicable in respect of the Greater China Fund’s PRC source income.

To date, PRC withholding tax has been enforced on dividends and interest payments from “H” shares and “B” shares. However, as a matter of practice, PRC withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from the purchase and sale of “H” shares traded on a public stock exchange outside of the PRC although such gains are technically subject to the 10% withholding tax under PRC tax laws.

Investing in “Red-chips”

Under the current general provisions of the CIT Law, the source of dividend income and capital gains derived by the Greater China Fund from investing in shares of “Red-chip” companies may depend on whether the “Red-chip” companies, as offshore incorporated companies, would be treated as PRC tax resident enterprises under the CIT Law due to their place of effective management being considered to be in the PRC. In this regard, the State Administration of Taxation (“SAT”) issued a tax notice, Guo Shui Fa [2009] No. 82 (“Notice 82”) on April 22, 2009 that took retrospective effect from January 1, 2008, which clarifies the recognition criteria on what constitute a “place of effective management” for overseas incorporated domestically-controlled enterprises (“OIDCE”) that would be relevant for the determination of PRC residency status under the CIT Law.

Where a “Red-chip” company meets the recognition criteria under Notice 82, resulting in its place of effective management being considered to be in the PRC (and thus is considered a PRC tax resident enterprise) and approved and recognized by the SAT in the PRC, any dividend income paid from such “Red-chip” companies and gains on disposition of “Red-chips” would be technically considered to be PRC source income and subject to withholding tax of 10% when paid to a non PRC tax resident corporate shareholder. However, although the 10% withholding tax has been enforced on dividends paid by such PRC tax resident “Red-chip” companies, it has not been enforced with respect to capital gains derived by non-resident enterprises on acquisition and disposition of shares of such “Red-chip” companies traded on offshore stock exchanges (except in private transactions).

To date, only those listed “Red-chip” companies which have made public announcements that they are PRC tax resident enterprises due to the application of Notice 82 (e.g. China Mobile Ltd, CNOOC Ltd and China Unicom) have commenced to withhold tax on dividends paid to foreign investors. Further, the PRC tax residency status of many other “Red-chip” companies is currently unclear (as this would require an assessment of place of such companies’ effective management).

In any event, if the “Red-chip” companies are not treated as PRC tax resident enterprises, any dividends received by, or capital gains realized by, the Greater China Fund on disposition of “Red-chips” should not be considered PRC source income and therefore should not be subject to 10% PRC withholding tax.

Investing in “P-chips”

For “P-chips” whose issuing companies are not incorporated in China, the source of dividend income and capital gains derived by the Greater China Fund from investing in such “P-chip” shares depends on whether these “P-chip” companies, as offshore incorporated companies, are treated as PRC tax resident enterprises under the CIT Law due to their place of effective management being considered to be in the PRC pursuant to Notice 82. The PRC tax implications to non-resident enterprises that invest in “P-chips” will be the same as that for foreign investors investing in “Red-chip” companies as outlined above.

PRC Business Tax (“BT”) and Surcharges

Under current PRC tax laws, QFIIs, including their foreign investors, are specifically exempt from BT on the gain arising from purchasing and selling “A” shares pursuant to Cai Shui [2005] No. 155.

In addition, under Cai Shui [2002] No. 191, the transfer of an unlisted equity interest is also exempt from BT.

No BT is currently charged on gains derived by foreign investors trading or investing in offshore listed PRC companies, such as “H” shares, “Red-chips” and “P-chips”.

Under PRC laws and regulations, there is no BT on dividend income or profit distributions on equity investment derived by foreign investors, such as the Greater China Fund.

However, BT would likely apply at the rate of 5% on any gross amount of PRC sourced interest income derived by the Greater China Fund, to be withheld by the payer of the interest.

In addition, as of December 1, 2010, Urban Construction and Maintenance Tax and Education Surcharge (collectively referred to as “surcharges”) are levied on BT at a rate of up to 7% and 3%, respectively, for foreign investors, such as the Greater China Fund. Pursuant to a tax notice issued by the Ministry of Finance, Caizong[2010] No.98, Local Education Surcharge is unified and will be levied at 2% on turnover taxes (including a foreign enterprise BT payer). In practice, the implementation and the rate of surcharges including Local Education Surcharge will be subject to local variations in different locations in the PRC. Accordingly, if the Greater China Fund is subject to BT, the effective BT and surcharge rate applicable on any gross amount of PRC sourced interest income derived by the Greater China Fund after December 1, 2010 will be 5.5% or higher.

PRC Stamp Duty

Currently, the seller will be liable for stamp duty at the rate of 0.1% on the sale of PRC listed shares, and the buyer will not be liable for stamp duty on the purchase of PRC listed stock. The purchase and disposition of PRC unlisted equity investments will attract stamp duty at the rate of 0.05% on the transaction value, which will be payable by each of the buyer and the seller.

Hong Kong Tax Considerations

Hong Kong profits tax is chargeable to persons who carry on business in Hong Kong on their Hong Kong sourced profits. The current profits tax rate is 16.5%. It is likely that the Greater China Fund may be treated as carrying on business in Hong Kong through appointment of and the actions of its sub-advisor, NAM Hong Kong. If the Greater China Fund is treated as carrying on business in Hong Kong, and if it has Hong Kong sourced profits, it will be subject to Hong Kong profits tax. The source of profits of the Greater China Fund depends on the nature of the investment.

As a general rule, profits from trading in listed securities are sourced at the location of the stock exchange through which the securities are traded. For unlisted securities, or listed securities not traded through a stock exchange, the source is generally determined by reference to the place where the contracts of purchase and sale were effected.

Interest arising or derived by the Greater China Fund from outside Hong Kong and interest on bank deposits in Hong Kong, whether or not sourced in Hong Kong, should generally not be subject to Hong Kong profits tax. Dividends or capital gains (as opposed to trading gains), whether or not sourced in Hong Kong, should also generally not be subject to Hong Kong profits tax. However, it is likely that the Greater China Fund will be regarded as a trader and that, except as described below, gains from trading stocks will be subject to profits tax if sourced in Hong Kong.

Certain non-residents, such as the Greater China Fund, may be exempted from Hong Kong profits tax with respect to Hong Kong sourced profits arising from transactions carried out through or arranged by a specified person where those profits are derived from (i) certain specified transactions (“specified transactions”); and (ii) transactions incidental to the carrying out of the specified transactions (“incidental transactions”). Such “specified transactions” include transactions in certain securities (including certain equity, debt and derivative instruments), foreign exchange contracts, futures contracts, exchange-traded commodities and the making of deposits other than by way of a money-lending business, except transactions in equities in private companies which are specifically excluded from this exemption. A “specified person” is defined to include a corporation licensed under Part V of the Securities and Futures Ordinance to carry on a business in certain regulated activities. NAM Hong Kong is licensed under Part V of the Securities and Futures Ordinance. As a result, the Greater China Fund intends to take the position that it is exempt from Hong Kong profits tax on Hong Kong sourced profits from specified transactions and incidental transactions.

The exemption provisions will not apply, however, if the Greater China Fund undertakes any transaction from its trade or business carried on in Hong Kong (i.e., through NAM Hong Kong) other than specified or incidental transactions. Furthermore, if the Greater China Fund undertakes only specified and incidental transactions, but the receipts from incidental transactions exceed 5% of the total receipts from both specified and incidental transactions, the exemption provisions will not apply in respect of any of the incidental profits.

Stamp duty will also apply to the Greater China Fund when it buys or sells Hong Kong listed stocks and either listed or unlisted securities of Hong Kong incorporated companies. Stamp duty of 0.1% of the amount of the consideration or of market value (whichever is higher) on every sold note and every bought note is imposed. Both the seller and the buyer have to pay 0.1% stamp duty, making it 0.2% in total for the transaction.

Taiwan Tax Considerations

Under current law, the Greater China Fund will not be subject to any Taiwan income tax on capital gains realized on listed or unlisted securities in Taiwan. However, under the new capital gains tax regime, introduced in 2012 and effective starting January 1, 2013, capital gains derived by foreign individual investors from sales of listed and unlisted Taiwan shares will be subject to Taiwan income tax at the tax rate of 15%. As a mutual fund may be regarded as a tax pass-through entity, there could be potential Taiwan income tax exposure on the capital gains derived from the Greater China Fund’s sale of listed and unlisted Taiwan shares for investors in the Greater China fund that are foreign individuals, subject to clarification made by the Taiwan tax authorities.

Dividends received by the Greater China Fund from investments in Taiwan companies will be subject to Taiwan withholding tax at a rate of 20%. Interest earned during the Greater China Fund’s holding period of bonds issued by Taiwan companies will be subject to Taiwan withholding tax at a rate of 15%. The disposition of listed or unlisted shares in Taiwan will be subject to a 0.3% securities transaction tax. Under current law, the disposition of bonds in Taiwan is exempt from securities transaction tax until the end of 2016.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther

King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share (“NAV”) is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The NAV may be lower for certain classes of a Fund because of higher expenses borne by these classes.

A security listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded OTC, is valued at its most recent sale price on the relevant exchange as of the Value Time (for securities issued by United States companies), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security issued by a United States company will be valued in accordance with fair value methods approved by the Board.

A Fund values its assets of securities issued by non-U.S. companies each day pursuant to fair value methods approved by the by the Board. The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to the Pricing and Fair Value Committee composed of qualified senior employees of the Adviser (voting) and the Fund’s Treasurer (non-voting). Fair value determinations that affect a Fund’s net asset value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby securities prices may be “fair valued” by an independent pricing service approved by the Board. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

Debt securities are valued as follows: If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Fund’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Pricing and Valuation Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued by an independent broker or pursuant to the Pricing and Valuation Procedures, as applicable.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Board’s Pricing and Valuation Procedures. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.

Accrual for Capital Gains Tax in India. The Funds, including the India Fund, may be subject to capital gains tax in India on gains realized upon the disposition of Indian securities. The tax is computed on net realized gains; any realized losses in excess of gains may, subject to certain conditions, be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. If the Funds, including the India Fund, accrue a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities, such accrual may reduce a Fund’s net asset value.

DIRECTORS AND OFFICERS OF THE FUNDS

Set forth below are the names, ages, positions with the Corporation, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as Directors or officers of the Corporation. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The Board of the Corporation consists of six individuals, all of whom are not “interested persons” of the Corporation as defined in the 1940 Act (the “Independent Directors”).

The following lists Directors as of: January 28, 2013.

Independent Directors

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
J. Douglas Azar (66)	Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to 2010; Chairman 2010 to present	Retired, October 2000 to present; CEO of U.S. Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of U.S. and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	8	Meritage, Inc. (machine tool distribution)

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Lynn S. Birdsong (68)	Director, Chairman of the Investment Oversight Committee	Director 2003 to present; Chairman of the Investment Oversight Committee 2010 to present; Chairman of the Audit Committee 2003 to 2010	Private Investor; Partner, George Birdsong Co. (advertising), January 1981 to present; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	8	The Natural History Museum of the Adirondacks; The Hartford Funds; The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust.

Gregory A. Boyko (61)	Director; Chairman of the Audit Committee 2012 to present	Director 2011 to present	Senior Advisor, Evolution Benefits (medical savings accounts) 2009-2011; Senior Vice President and Head of Business Solutions Group, Hartford Financial Services, 2008-2009; Chairman, President and CEO, Hartford Life Insurance KK – Tokyo, Japan, 2006-2007; Chairman and CEO, Hartford Life International, LTD (insurance), 1998-2006.	8

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
James A. Firestone (57)	Director, Chairman of the Compensation Committee	Director July 2005 to present; Chairman of the Audit Committee 2010 to 2012; Chairman of the Compensation Committee 2010 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	8	Goodyear Tire & Rubber Company, Inc.; Yale University Center of Customer Insights

*	The address of each Director is Nomura Partners Funds, Inc., c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, MA 02116.

Corporation Officers

Set forth below are the names, ages, positions with the Corporation, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as an officer of the Corporation. Unless otherwise noted, the address of each officer is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each hold office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Corporation. The following lists officers as of January 28, 2013.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years
Richard J. Berthy* (54)	Principal Executive Officer and President+	Principal Executive Officer and President, April 2010 to present; Principal Financial Officer and Treasurer, September 2009 to April 2010	Chief Executive Officer, Foreside Financial Group, LLC, July 2012 to present; President, Foreside Financial Group, LLC, May 2008 to July 2012; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years
Richard F. Cook, Jr.* (61)	Chief Compliance Officer+	Chief Compliance Officer, April 2007 to present	Director of Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006.

James M. Atwood* (47)	Anti-Money Laundering Compliance Officer+	Anti-Money Laundering Compliance Officer, April 2010 to present	Compliance Analyst, Foreside Compliance Services, LLC, 2007 to present: personal sabbatical, 2004 to 2007; Attorney, Pierce Atwood (law firm), 2001to 2004.

Cynthia Morse-Griffin*(36)	Principal Financial Officer and Treasurer+	Principal Financial Officer and Treasurer, February 2012 to present	Fund Principal Financial Officer, Foreside Management Services, LLC.

Marjorie Caldwell (42)	Assistant Treasurer++	Assistant Treasurer, November 2012, to present	Assistant Vice President State Street Bank and Trust Company.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years
Brian C. Poole (41)	Secretary++	November 13, 2012; Assistant Secretary May 15, 2012, to November 13, 2012	Vice President and Counsel, State Street Bank and Trust Company, 2008 to present; Associate Counsel, Investor’s Bank & Trust Company, 2004 to 2007.

*	The address for Messrs. Berthy, Cook, and James M. Atwood and for Mrs. Morse-Griffin is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.
**	The address for each of Ms. Caldwell and Mr. Poole is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, MA 02116.
+	The Corporation’s President, Treasurer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.
++	The Corporation’s Secretary and Assistant Treasurer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

Summary of Directors’ Qualifications. The Board has adopted a Nominating Committee Charter that describes the factors the committee members deem relevant when identifying and evaluating a person as a potential nominee to serve as Director of the Corporation. The Board believes that each Independent Director satisfied, at the time he was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Charter. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisor, sub-advisors, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds, other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership on standing and ad hoc committees throughout the years; or other relevant life experiences.

Following is a summary of the experience, attributes and skills which qualify each Director to serve on the Corporation’s Board.

J. Douglas Azar: Mr. Azar is an experienced business executive with 31 years of experience in the international insurance industry; his experience includes service as a director for a public company and chief executive and other officer positions with internationally known insurance companies. He has served on the Corporation’s Board of Directors and related Committees for six years and as Chairman of the Board for the past year and possesses significant experience regarding the Corporation’s operations and history.

Lynn S. Birdsong: Mr. Birdsong is an experienced business executive with more than 30 years of experience in the advertising industry; his experience includes service as a trustee, director or officer of various investment companies, charities and cultural institutions. He has served on the Corporation’s Board of Directors and related Committees for eight years and possesses significant experience regarding the Corporation’s operations and history.

Gregory A. Boyko: Mr. Boyko is an experienced business executive with more than 32 year of executive experience, which includes service as the CFO of a publicly traded company and tenure as the CEO of the Japanese subsidiary of an international insurance firm; his experience includes service as a trustee, director, officer or adviser of various well-known insurance and financial services organizations. Mr. Boyko has served on the Corporation’s Board of Directors and related Committees for one year and has quickly developed strong knowledge of the Corporation’s operations.

James A. Firestone: Mr. Firestone is an experienced business executive with 33 years of experience in technology industries; his experience includes service as a trustee, director or officer of various well-known international corporations and a public policy center affiliated with an internationally known university. Mr. Firestone has served on the Corporation’s Board of Directors and related Committees for six years and possesses significant experience regarding the Corporation’s operations and history.

Directors’ Responsibilities. The Board’ primary responsibility is to represent the interests of the Funds’ shareholders and to provide oversight of the management of each Fund. Currently, 100% of the Board is comprised of Independent Directors. The Directors meet multiple times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. For the Funds’ most recently completed fiscal year, the Directors conducted seven (7) meetings to deal with Fund issues (including regular and special board meetings). These meetings included four regular board meetings and three special meeting. In addition the Directors participated in numerous committee meetings during the most recently completed fiscal year.

The Independent Directors review the fees paid to NAM USA and the sub-advisors for investment advisory services and other administrative and shareholder services.

Audit Committee. The Audit Committee recommends the selection of the Funds’ independent auditor to the Board; reviews the independence of such firm; reviews the scope of audit and internal controls; and considers and reports to the Board on matters relating to the Funds’ accounting and financial reporting practices. Each of the Independent Directors currently serves as a member of the Audit Committee. The Audit Committee met three (3) times in the Funds’ most recently completed fiscal year.

Compensation Committee. The Compensation Committee considers appropriate factors for setting and evaluating the compensation for the Directors and officers (who are not employees of any service provider) and for evaluating whether any bonus, severance or other payments should be made to Director(s) and officer(s) (who are not employees of any service provider) and to recommend the appropriate compensation terms to the Board. Each of the Independent Directors currently serves as a member of the Compensation Committee. The Compensation Committee met zero (0) times in the Funds’ most recent fiscal year.

Executive Committee. The Executive Committee is empowered with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board is not in session. Messrs. Azar and Birdsong (or in his absence any other director) currently serve as members of the Executive Committee. The Executive Committee met zero (0) times in the Funds’ most recently completed fiscal year.

Investment Oversight Committee. The Investment Oversight Committee oversees the performance of the Funds between Board meetings and the preparation of reports to the full Board. Messrs. Azar, Birdsong and Boyko currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee met four (4) times in the Funds’ most recently completed fiscal year.

Nominating Committee. The Nominating Committee selects and nominates directors for the Corporation. Fund shareholders may also submit nominees that will be considered by the Nominating Committee when a Board vacancy occurs. Each of the Independent Directors currently serves as a member of the Nominating Committee. The Nominating Committee met zero (0) times in the Funds’ most recently completed fiscal year.

While the Nominating Committee is solely responsible for the selection and nomination of the Corporation’s Directors, the Committee shall review and consider nominations for the office of Director made by the Advisor, by Directors or officers and by Corporation shareholders who have sent nominations which include the biographical information and the qualifications of the proposed nominee to the Chairman of the Board or Secretary of the Corporation, as the Directors deem appropriate.

Leadership Structure and Risk Management Oversight. The Board has chosen to select different individuals to serve as Chairman of the Board and as President of the Corporation. Currently, Mr. Azar, an Independent Director, serves as Chairman of the Board and Chairman of the Executive Committee, Mr. Birdsong, an Independent Director, serves as Chairman of the Investment Oversight Committee (“IOC”), Mr. Boyko, an Independent Director, serves as Chairman of the Audit Committee, Mr. Firestone, an Independent Director, services as Chairman of the Compensation Committee, and Mr. Berthy, the President of Foreside Financial Group LLC, serves as President of the Corporation. The Board believes that this leadership structure is an appropriate division of responsibilities while also maintaining the Board’s independence.

As a registered investment company, the Corporation and its Funds are subject to a variety of risks, including, among others, investment risks, financial risks, regulatory risks, compliance risks and operational risks. The Advisor and the sub-advisors are primarily responsible for managing investment risks and associated operational risks as part of their day-to-day investment management responsibilities. In addition to the Advisor and sub-advisors, the Board has also retained various service providers (e.g., the Administrator, the Custodian, the Distributor, the Transfer Agent, FMS, FCS) who are responsible for the day-to-day management of risks applicable to their own operations for the Funds.

The Board discharges its risk oversight in several ways. The Board considers risk management issues throughout the year by reviewing regular reports from the CCO, the AMLCO, the PFO, the Advisor, the Administrator, the Custodian and the Distributor, as well as special written reports or presentations provided as needed. The regular reports include, but are not limited to, investment performance reports of the Funds, legal developments reports, compliance reports with respect to Board adopted policies and procedures, compliance reports with respect to the Funds’ investment policies and limitations, foreign custody reports and additional compliance reports with respect to applicable provisions of the Federal Securities Laws and Internal Revenue Code. The Advisor and the Sub-Advisors provide reports to and discuss investment management and related operational issues regarding the Funds with the IOC. The Audit Committee receives reports on various aspects of risk that might affect the Funds, including independence, financial reporting and audit risk. The Board also meets in executive sessions with independent legal counsel, the independent registered public accounting firm for the Funds, the CCO, representatives of management and, as needed, other consultants retained by the Board.

As needed in between meetings of the Board, the PEO, the PFO, the CCO, the AMLCO or representatives of the Advisor, the Administrator, the Custodian, the Distributor, or the Transfer Agent communicate issues regarding the Funds’ risks to the Chairman of the Board, the Chairman of the IOC, and the Chairman of the Audit Committee, as appropriate. Board members may confer among themselves or with independent legal counsel to identify and review risk management issues that may be placed on the full Board’s agenda.

Share Ownership. The following table shows the dollar amount range of each Director’s “beneficial ownership” of shares of the Funds as of December 31, 2012.

Director	Dollar Range of Fund Shares Owned		Aggregate Dollar Range of Shares Owned of All Funds in the Corporation*
J. Douglas Azar	The Japan Fund	$1,001 - $10,000	$1,001 - $10,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	International Equity Fund	$0
	High Yield Fund	$0

Lynn S. Birdsong	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	International Equity Fund	$0
	High Yield Fund	$0

Gregory A. Boyko	The Japan Fund	$1 - $10,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$1 - $10,000
	India Fund	$1 - $10,000
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$1 - $10,000
	International Equity Fund	$0
	High Yield Fund	$1 - $10,000

James A. Firestone	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	International Equity Fund	$0
	High Yield Fund	$0

*	The valuation date is December 31, 2012.

None of the Independent Directors or their immediate family members beneficially owned securities of the entities serving as advisor or distributor to any Fund on December 31, 2012 or any person directly or indirectly controlling, controlled by or under common control with the advisor, sub-advisors or distributor to any Fund on December 31, 2012.

Directors of the Corporation are eligible to purchase Class I shares of the Funds, and are not subject to the $1,000,000 minimum investment. In addition, certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds are permitted to purchase Class I shares of the Funds, and are also not subject to the $1,000,000 minimum investment.

Remuneration. Each Director receives compensation from the Funds for his services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Director for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, or participation as speakers at directors’ conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director’s responsibilities.

No members of the Board are employees of NAM USA, any sub-advisor or any of their respective affiliates.

Director and Officer Compensation

NAM USA pays all compensation of all Directors and officers of the Corporation who are affiliated with NAM USA or any of its affiliates. For the fiscal period ended September 30, 2012, the Corporation paid to each Director not affiliated with NAM USA or any of its affiliates (the “Unaffiliated Directors”) an annual fee of $40,000, plus $4,000 per quarterly Board meeting and in-person Independent Directors meeting; $3,000 for IOC meetings; $1,500 for audit committee, special telephonic Board, special telephonic Independent Directors, and executive committee meetings attended. Additionally, the Chairman of the Board was paid a quarterly retainer of $12,500, and each of the Audit Committee and IOC chairmen was paid a quarterly retainer of $1,500. The Corporation will continue to reimburse Directors for actual out-of-pocket expenses relating to attendance at meetings.

The following table shows the aggregate compensation paid by the Corporation to each Director and officer for the fiscal period ended September 30, 2012. None of the Independent Directors serve on any boards for the other funds advised by NAM Tokyo or its advisory subsidiaries. Also, any officer of the Corporation who is an officer, director or employee of NAM USA, the Administrator, the Distributor or their affiliates does not receive remuneration from the Corporation.

Name of Director or Officer	Aggregate Compensation*	Retirement Benefits	Total Compensation from the Fund and Fund Complex**
Independent Directors
J. Douglas Azar	$147,333	Not Applicable	$147,333
Lynn S. Birdsong	86,167	Not Applicable	86,167
Gregory A. Boyko	86,167	Not Applicable	86,167
James A. Firestone	80,667	Not Applicable	80,667
Osamu Nagayama***	2,250		2,250

*	Does not include pension or retirement benefits.
**	The “Fund Complex” consists of the Corporation, Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. Does not include pension or retirement benefits accrued.
***	Mr. Nagayama previously served as a Director of the Corporation. Mr. Nagayama retired as Director on September 30, 2011.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 6, 2013, the following persons owned of record or beneficially 5% or more of shares of each share class of each Fund:

THE JAPAN FUND CLASS S	CHARLES SCHWAB CO INC	16.23%
	ATTN MUTUAL FUNDS DEPARTMENT
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	NFS LLC FEBO	6.50%
	FMT CO CUST IRA ROLLOVER
	FBO ISAMU GEORGE SAITO
	1254 S DMND BAR BLVD UNIT D
	DIAMOND BAR CA 91765-5433

ASIA PACIFIC EX JAPAN FUND CLASS A	MLPF S THE SOLE BENEFIT OF	31.12%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	STIFEL NICOLAUS & CO INC	20.66%
	JOSEPH A MERK AND
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188

INDIA FUND CLASS A	PERSHING LLC	10.49%
	P. O. BOX 2052
	JERSEY CITY NJ 07303-2052

	UBS FINANCIAL SERVICES INC. FBO	7.96%
	NATHEL NATHEL INC
	RICHARD J BYLLOTT TTEE ET AL
	357 ROW C
	NYC TERMINAL MARKET
	BRONX NY 10474

GREATER CHINA FUND CLASS A	NFS LLC FEBO	84.45%
	FMT CO CUST IRA SEPP
	FBO MYRA R WOOD
	1581 STEEPLE CHASE LN
	NEW ORLEANS LA 70131-7918

GLOBAL EQUITY INCOME FUND CLASS A	MLPF S THE SOLE BENEFIT OF	58.82%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	AMERICAN ENTERPRISE INV SVCS	10.66%
	A/C 1173-2242
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405

	SSB&T CO	8.81%
	IRA CUST FBO
	SHIRLEY K TANG
	532 W WINNIE WAY
	ARCADIA CA 91007-7959

	STIFEL NICOLAUS & CO INC	6.78%
	GINA BELFIORE
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188

GLOBAL EMERGING MARKETS FUND CLASS A	MLPF S THE SOLE BENEFIT OF	13.45%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

INTERNATIONAL EQUITY FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO	17.59%
	A.R. RAMCHANDRAN
	ROLLOVER IRA
	3 PHEASANT RUN
	NISSEQUOGUE NY 11780-3507

	PERSHING LLC	11.54%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	MLPF S THE SOLE BENEFIT OF	8.47%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	UBS FINANCIAL SERVICES INC. FBO	5.27%
	ALFRED LAZZARO
	TRADITIONAL IRA
	64 WALDO AVE
	EAST ROCKAWAY NY 11518-1422

THE JAPAN FUND CLASS A	CHARLES SCHWAB CO INC	36.17%
	ATTN MUTUAL FUNDS DEPARTMENT
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	AMERICAN ENTERPRISE INV SVCS	17.34%
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405

	MLPF S THE SOLE BENEFIT OF	11.87%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

ASIA PACIFIC EX JAPAN FUND CLASS C	MLPF S THE SOLE BENEFIT OF
	FOR ITS CUSTOMERS	47.76%
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	STIFEL NICOLAUS & CO INC	20.15%
	ELIZABETH L VOLZ CREDIT
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188

	UBS FINANCIAL SERVICES INC. FBO	5.90%
	JULIAN SCHROEDER
	ROLLOVER IRA
	215 W 92ND ST APT 8A
	NEW YORK NY 10025-7477

INDIA FUND CLASS C	MLPF S THE SOLE BENEFIT OF	87.43%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	STIFEL NICOLAUS & CO INC	11.18%
	A/C 3606-6267
	JOANNE BLOOMSTEIN IRA R/O
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188

GREATER CHINA FUND CLASS C	PERSHING LLC	95.60%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

GLOBAL EQUITY INCOME FUND CLASS C	MLPF S THE SOLE BENEFIT OF	52.18%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES & ASSOC INC	24.67%
	FBO LAURIE JUNOWITZ
	1 GREENHAVEN RD
	PUTNAM VALLEY NY 10579-3303

	RAYMOND JAMES & ASSOC INC	18.60%
	FBO STEVEN M HACKENJOS
	5105 SILVER CHARM TER
	WESLEY CHAPEL FL 33544-1590

GLOBAL EMERGING MARKETS FUND CLASS C	MLPF S THE SOLE BENEFIT OF	19.30%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	PERSHING LLC	16.19%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	UBS FINANCIAL SERVICES INC. FBO	5.32%
	MICHIE MATSUKUMA
	168 ROSA MYSTICA DR
	EDMESTON NY 13335-1729

	MSSB FBO	5.06%
	GREATER KC COMMNTY FOUNDATION
	FBO MARY FORD MAURER DAF
	1055 BROADWAY SUITE 130
	KANSAS CITY MO 64105-1595

INTERNATIONAL EQUITY FUND CLASS C	MLPF S THE SOLE BENEFIT OF	90.63%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	UBS FINANCIAL SERVICES INC. FBO	6.17%
	BRADFORD K ANGER
	26 S MEADOW LN
	BARRINGTON RI 02806-5004

THE JAPAN FUND CLASS C	MLPF S THE SOLE BENEFIT OF	28.17%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES & ASSOC INC	22.19%
	FBO SALLY BRENMAN &
	MARK BRENMAN JT/WROS
	20281 E COUNTRY CLUB DR APT 1114
	AVENTURA FL 33180-3028

	MSSB FBO	19.50%
	J GELIEBTER & M GELIEBTER CO-TTEE
	FLORENCE GELIEBTER FAMILY TR U/A
	DTD 12/20/2012
	25 HERRICK DRIVE
	LAWRENCE NY 11559-1527

	AMERICAN ENTERPRISE INV SVCS	7.01%
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405

	STIFEL NICOLAUS & CO INC	5.10%
	LINDA HAROFF SEP IRA
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188

ASIA PACIFIC EX JAPAN FUND CLASS I	MLPF S THE SOLE BENEFIT OF	36.38%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	NOMURA PARTNERS INC	22.03%
	INTERNATIONAL EQUITY FUND
	2 WORLD FINANCIAL CTR
	NEW YORK NY 10281-0097

	LPL FINANCIAL	12.81%
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968

	NFS LLC FEBO	5.25%
	MICHAEL G PENNEY
	MICHAEL G PENNEY INSURANCE IN
	1089 WEST MORSE BLVD STE C
	WINTER PARK FL 32789-3772

INDIA FUND CLASS I	THE NOMURA TRUST AND BANKING CO LTD	46.02%
	FBO TRUST TKN1141014
	URBANNET OTEMACHI BLDG 19F 2-2-2
	OTEMACHI CHIYODA-KU TOKYO 100-0004

	JAPAN TRUSTEE SERVICES BANK LTD	46.02%
	HARUMI ISLAND TRITON SQUARE TOWER Y
	8-11 HARIUM 1-CHROME, CHUO-KO
	TOKYO, 104-6107 JAPAN

GREATER CHINA FUND CLASS I	THE NOMURA TRUST AND BANKING CO LTD	98.77%
	FBO TRUST TKN1141014
	URBANNET OTEMACHI BLDG 19F 2-2-2
	OTEMACHI CHIYODA-KU TOKYO 100-0004

GLOBAL EQUITY INCOME FUND CLASS I	THE NOMURA TRUST AND BANKING CO LTD	97.91%
	FBO TRUST TKN1141014
	URBANNET OTEMACHI BLDG 19F 2-2-2
	OTEMACHI CHIYODA-KU TOKYO 100-0004

GLOBAL EMERGING MARKETS FUND CLASS I	MLPF S THE SOLE BENEFIT OF	26.85%
	FOR ITS CUSTOMERS
	ATTN FUND ADMINISTRATION 97D90
	4800 DEER LAKE DR E FL 2
	JACKSONVILLE FL 32246-6484

	THE NOMURA TRUST AND BANKING CO LTD	24.33%
	FBO TRUST TKN1141014
	URBANNET OTEMACHI BLDG 19F 2-2-2
	OTEMACHI CHIYODA-KU TOKYO 100-0004

	MSSB FBO	6.01%
	LUDWIG H BOHLER
	PERSONAL AND CONFIDENTIAL
	35 TECHNOLOGY DRIVE
	WARREN NJ 07059-5172

INTERNATIONAL EQUITY FUND CLASS I	THE NOMURA TRUST AND BANKING CO LTD	98.67%
	FBO TRUST TKN1141014
	URBANNET OTEMACHI BLDG 19F 2-2-2
	OTEMACHI CHIYODA-KU TOKYO 100-0004

THE JAPAN FUND CLASS I	LPL FINANCIAL	39.31%
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121-1968

	NOMURA PARTNERS INC	32.37%
	INTERNATIONAL EQUITY FUND
	2 WORLD FINANCIAL CTR
	NEW YORK NY 10281-0097

	NFS LLC FEBO	18.15%
	FMT CO CUST IRA ROLLOVER
	FBO RICHARD A DANESI
	111 8TH STREET
	BELLEAIR BCH FL 33786-3220

HIGH YIELD FUND CLASS A	NOMURA CORPORATE RESEARCH & ASSET	100.00%
	MANAGEMENT INC
	2 WORLD FINANCIAL CTR LBBY B
	NEW YORK NY 10281-1038

HIGH YIELD FUND CLASS C	NOMURA CORPORATE RESEARCH & ASSET	100.00%
	MANAGEMENT INC
	2 WORLD FINANCIAL CTR LBBY B
	NEW YORK NY 10281-1038

HIGH YIELD FUND CLASS I	NOMURA CORPORATE RESEARCH & ASSET	100.00%
	MANAGEMENT INC
	2 WORLD FINANCIAL CTR LBBY B
	NEW YORK NY 10281-1038

As of January 6, 2013, all Directors and officers of the Corporation, as a group, owned beneficially (as that term is defined in Section 13(d) of The Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of any Fund.

ORGANIZATION OF THE FUNDS

The Corporation was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. Currently, the Corporation is comprised of eight series: The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the International Equity Fund and the High Yield Fund.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3, with 150,000,000 shares allocated to each Fund other than The Japan Fund, which has 200,000,000 shares allocated to it. The shares of each Fund are evenly divided among the classes of each Fund, with each Fund being authorized to issue Class A, Class C and Class I shares (The Japan Fund is also authorized to issue Class S shares), and with all classes being authorized at 50,000,000 shares. 150,000,000 shares are undesignated.

The Class S shares of The Japan Fund are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31. 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder. Shares have no preemptive rights or conversion rights (except as described below). Redemption and exchange rights are discussed elsewhere herein and in the Corporation’s Prospectus. Each share of each class of a Fund has equal rights with respect to each other share of the same class as to dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. The Board may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert their shares into shares of one or more other funds or classes on terms established by the Board. The Board in its sole discretion may cause the Corporation to redeem all of the shares of one or more series or classes held by any shareholder or all shareholders of a series or class for any reason, to the extent permissible by applicable law. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board.

Shareholders of a Fund are entitled to one vote for each share held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund or the Corporation. All shares of all classes the Funds shall vote as a single class or fund; provided, however, that as to any matter with respect to which a separate vote of any class or Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or that Fund shall apply in lieu of the single class/fund voting described above. As to any matter which does not affect the interest of a particular class or a particular Fund, only the holders of shares of the one or more affected classes or affected Funds shall be entitled to vote.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Corporation require that a special meeting of shareholders be held upon the written request of 50% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

ADDITIONAL INFORMATION

Internet Access

World Wide Website – The Corporation’s website address is http://www.nomurapartnersfunds.com. This site enables users to access or view the current Funds’ Prospectus and related information. Users can access new account forms online and request literature on the Funds. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website.

Other Information

Many of the investment transactions in the Funds will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Funds. These transactions will reflect investment decisions made by each Fund’s sub-advisor in light of the objectives and policies of such Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Funds may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Funds’ Prospectus and this SAI omit certain information contained in the registration statement which the Corporation has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Corporation’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendices A, B and C to this SAI. The Board will periodically review the Funds’ proxy voting records.

Each Fund is required to disclose annually its complete proxy voting records on Form N-PX. The Japan Fund’s proxy voting record for the most recent 12-month period ended June 30th, and the proxy voting records for all other Funds for the period from inception to June 30th, are available upon request by calling the Fund at 1-800-535-2726 and on the Corporation’s website at www.nomurapartnersfunds.com. The Funds’ Forms N-PX are also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of each Fund, together with the report of BBD, LLP, independent registered public accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Corporation dated September 30, 2012 are incorporated herein by reference and are hereby deemed to be a part of this SAI. The financial statements, including the investment portfolios of each Fund, together with the Financial Highlights and notes to the financial statements in the Semi-Annual Report to shareholders of the Corporation dated March 31, 2012 are incorporated herein by reference and are deemed to be a part of this SAI.

APPENDIX A

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

Nomura Asset Management Co., Ltd.

Nomura Asset Management U.S.A. Inc.

Nomura Asset Management U.K. Limited

Nomura Asset Management Singapore Limited

Nomura Asset Management Malaysia Sdn. Bhd.

Nomura Islamic Asset Management Sdn. Bhd.

Nomura Asset Management Hong Kong Limited

July 2011

1.	General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2.	Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)	The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified (for Japanese equity securities)

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.	Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)	Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6) Corporate Actions

Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.	Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.	Other Considerations

(1)	Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

PROXY VOTING

NCRAM Proxy and Consent Voting Policies and Procedures

The following are general proxy voting policies and procedures (“Proxy Policy”) adopted by Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “firm”). The firm will use the Proxy Policy when voting proxies on behalf of clients. In addition to covering the voting of proxies, this Proxy Policy also applies to voting and/or consent rights with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures (for purposes of the Proxy Policy, the term “proxy voting” shall include any voting rights, consent rights or other voting authority of NCRAM on behalf of its clients).

I.	Policy

When NCRAM votes proxies for a client that has delegated to NCRAM proxy voting authority, NCRAM acts as the client’s agent. Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. NCRAM is therefore subject to a fiduciary duty to vote proxies in a manner NCRAM believes is consistent with the client’s best interests, whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1940 (“ERISA”). When voting proxies for client accounts, NCRAM’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan fiduciaries and participants. In fulfilling its obligations to clients, NCRAM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative that NCRAM considers the interests of its clients, and not the interests of NCRAM, when voting proxies and that real (or perceived) material conflicts that may arise between NCRAM’s interest and those of NCRAM’s clients are properly addressed and resolved.

Proxy voting is an important right of shareholders and consent voting is an important right of debt security holders. Reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When NCRAM has discretion to vote the proxies or consents of its clients, it will vote those proxies and consents in the best interest of its clients and in accordance with these Policies and Procedures.

II.	Limitations

The firm recognizes that proxy voting is a valuable right of company shareholders and consent voting is an important right of debt security holders. Generally, the firm will vote all proxies it receives. However, the firm may refrain from voting in certain circumstances.

Voting for Non-US Companies: Practicalities and costs involved with voting an international proxy may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. These issues include, but are not limited to: (i) untimely notice of a shareholders meeting or of a consent action, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” requirements where investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period of time in proximity of the shareholder meeting, (v) difficulties in translating the proxy, (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting restrictions, and (vii) any other instances where the cost of voting the proxy outweighs the possible benefit to the client.

Securities Lending: If an NCRAM client has decided to participate in a securities lending program, NCRAM will not seek to vote proxies relating to securities on loan because NCRAM does not have a contractual right to recall such loaned securities for proxy voting purposes.

III.	Proxy Voting Procedures

All proxies and consent requests (together, referred to herein as “ballots”) received by NCRAM will be sent to the Operations Group. The Operations Group will:

(1) Keep a record of each ballot received;

(2) Determine which accounts managed by NCRAM hold the security to which the ballot relates;

(3) Forward the ballot to a portfolio manager with responsibility for the account(s) that hold the applicable securities (the “Responsible Portfolio Manager”);

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(4) Provide the Responsible Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls, and the date by which NCRAM must vote the ballot in order to allow enough time for the completed ballot to be returned to the issuer or its agent prior to the vote taking place;

(5) Absent material conflicts (see Section V), the Responsible Portfolio Manager will determine how NCRAM should vote the ballot. The Responsible Portfolio Manager will send its decision on how NCRAM will vote a ballot to the Operations Group. The Operations Group is responsible for completing the ballot and mailing (or otherwise delivering) the ballot in a timely and appropriate manner.

(6) NCRAM may retain a third party to assist it in coordinating and voting ballots with respect to client securities. If so, the Operations Group shall monitor the third party to assure that all ballots are being properly voted and appropriate records are being retained.

IV.	Voting Guidelines

In the absence of specific voting guidelines from the client, NCRAM will vote proxies for equity securities and consents for debt securities in the best interests of each particular client, which may result in different voting results for proxies or consents for the same issuer.

Debt Securities: Consent requests for debt securities will be evaluated on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Below are common issues that may be included in consent request and the factors that NCRAM may consider in determining

(1) NCRAM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

(2) NCRAM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities: (i) other alternatives to the proposed plan: (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; and (iii) whether the vote is likely to increase or decrease recoveries to clients.

Equity Securities: NCRAM believes that voting proxies for equity securities in accordance with the following guidelines is in the best interests of its clients.

Generally, NCRAM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

NCRAM shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1)	whether the proposal was recommended by management and NCRAM’s opinion of management;

(2)	whether the proposal acts to entrench existing management; and

(3)	whether the proposal fairly compensates management for past and future performance.

V.	Conflicts of Interest

The Responsible Portfolio Manager will identify any conflicts that exist between the interests of NCRAM and its clients. This examination will include a review of the relationship of NCRAM and its affiliates with the issuer of each security to determine if the issuer is a client of NCRAM or, to the knowledge of the Responsible Portfolio Manager, an affiliate of NCRAM, or has some other relationship with NCRAM or its affiliates or employees or with a client of NCRAM.

If a material conflict exists, the Responsible Portfolio Manager will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Responsible Portfolio Manager will also consult with the Legal or Compliance staff and determine whether it is appropriate to disclose the conflict to the affected clients and obtain client consent to the vote or give the clients the opportunity to vote their proxies or consents themselves.

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APPENDIX C

MARTIN CURRIE INC. – COMPLIANCE MANUAL

STATEMENT OF POLICIES AND PROCEDURES - PROXY VOTING

PROXY VOTING POLICIES AND PROCEDURES

For the avoidance of doubt, for the purposes of the application of Martin Currie’s Policies and Procedures, including this Policy, any reference to ‘employee’ includes any contract staff (including Secondees under our Joint Venture relationship) and employees of other companies within our group including MC China Ltd and Heartland Capital Investment Consulting Company (Shanghai) Limited (the “Employees”).

REQUIREMENT

As a registered investment adviser, Martin Currie, Inc. (“Martin Currie”, “the Firm”, “we” or “us”) has adopted these policies and procedures, which are intended to ensure that we exercise voting rights in the best interests of our clients (“Clients”).

We believe that good governance of the companies in which we invest is an essential part of creating shareholder value and investment performance for our clients. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. A fundamental ethical principle of Martin Currie is to pay due regard to the interests of its Clients; in this context, we recognize that we must exercise voting rights in the best interests of our clients.

Martin Currie is a global investment manager and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the UK, the US or other developed countries.

This statement is intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. It sets forth the policy and procedures of the Firm for voting proxies for our Clients, including investment companies registered under the Investment Company Act of 1940, as amended, except where such Clients require different standards to the voting of proxies to be applied on their behalf.

PROXY VOTING POLICY

Our proxy voting is carried out by ISS, an independent third party who votes on the basis of their research and according to ISS/NAPF guidelines agreed with Martin Currie. (“NAPF” stands for National Association of Pension Funds). These guidelines are reviewed by Martin Currie at least annually to ensure they continue to be an appropriate basis for our proxy voting.

It is the general policy of these guidelines to support the management of the companies in which Martin Currie invests. However, Martin Currie reserves the right to depart from these guidelines to protect our Clients’ best interests. Where we wish to vote contrary to the guidelines, we instruct ISS to do so and retain evidence to explain why.

Elections of Directors

In many instances, election of directors is a routine voting issue. Unless there is a contest for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will typically vote in favour of the management proposed slate of directors. Reasons for not voting in favour may include:

☐ the election of insiders or affiliated outsiders would cause the board not to be deemed independent;

☐ Directors have adopted a ‘poison pill’ without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

☐ Directors have failed to address the issue(s) that resulted in any of the directors receiving fewer than 50% of votes out of those cast at the previous board election; and

☐ where directors have failed to act on key issues, such as failure to submit a rights plan to a shareholder vote, failure to act on tender offers where a majority of shareholders have tendered their shares or failure to respond to shareholder actions that have received significant shareholder support.

Note that the preceding list is not exhaustive.

Appointment of Auditors

The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. Martin Currie believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. In some circumstances, there would be exceptions to this, for example, where the auditor has a financial interest in the company and is therefore not independent. Voting would be on a case-by-case basis on shareholder proposals asking for rotation of an auditor firm. This would take into account the following factors:

☐ the tenure of the audit firm;

☐ the establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price;

☐ the length of the rotation period; and

☐ significant audit-related issues.

Changes in Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Martin Currie will generally cast its votes in accordance with the company’s management on such proposals but this will be considered on a case-by-case basis.

Corporate Restructurings, Mergers and Acquisitions

Martin Currie will vote reorganizations / restructurings on a case-by-case basis, taking account of such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Corporate Governance

Martin Currie recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfil their obligations to the shareholders. We generally favour proposals promoting transparency and accountability within a company.

Responsible Investment

Martin Currie recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may vote against or abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Our policy on Responsible Investment sets out more detail on our approach to these issues.

Executive Compensation

Directors’ remuneration should be a fair reflection of individual and corporate success. In considering whether an individual remuneration package is fair, we consider the nature of the job, including its size and complexity, its comparability with similar jobs, the skills required and the performance of the jobholder. We are cautious about the use of survey comparisons, which can lead to increased pay without improved performance. We strongly support deferred remuneration schemes for directors and employees that align their interests with those of shareholders. Where schemes have performance hurdles we believe that these should be relevant, realistic and challenging.

PROXY VOTING PROCEDURES

ISS is responsible for voting on behalf of the Firm according to the ISS/NAPF guidelines. Investment managers are responsible for ensuring that, where they wish to vote contrary to these guidelines, they inform the Middle Office team. The Middle Office team will inform ISS of how we wish to vote in each specific instance. Middle Office is responsible for ensuring that full and adequate records of proxy voting are retained, including the investment manager’s rationale for voting contrary to the guidelines.

The Middle office team is responsible for undertaking the due diligence for selecting and maintaining ISS as its preferred third party service provider.

Review of Proxy Voting Procedures

The Chief Compliance Officer will ensure that an annual review of this policy is carried out. The Risk & Compliance team, overseen by the Chief Compliance Officer, also consider specific proxy voting matters as and when deemed necessary.

Conflicts of Interest

Martin Currie recognizes that there is a potential conflict of interest when we vote for a proxy solicited by a company with which we have any material business or personal relationship. In this context, the Portfolio Manager has a duty to disclose to Risk & Compliance any potential actual or apparent material conflict of interest known relating to a proxy vote. Generally, conflict is unlikely to arise if the vote is in accordance with the ISS/NAPF guidelines. However, if an investment manager wishes to vote contrary to the guidelines in relation to a company with which we have any material business or personal relationship, the matter must be referred to the Risk & Compliance team for independent consideration

We would consider a potential material conflict of interest to exist where Martin Currie (or relevant staff) has a material personal or business relationship with the proponent, issuer or other relevant participants (e.g. directors) in the proxy proposal.

In the event of a potential material conflict of interest, the Firm will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be formally approved by the Risk & Compliance team, taking into consideration the ? what action is appropriate in the specific circumstances and in the interest of the Client(s).

Material conflict of interest includes, for example, the Portfolio Manager is aware of a material business relationship between the issuer and a Martin Currie affiliate.

The Middle Office team, as part of its annual due diligence, review the processes and controls adopted by ISS to manage potential material conflicts of interest it may face when performing the responsibilities delegated to it by the Client.

‘Share Blocking’

Proxy voting in certain countries requires ‘share blocking’. That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Martin Currie has determined that the value of exercising the vote does not usually outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we are likely to abstain from voting those shares.

China

Votes on shares in Chinese markets are subject to a different process to that outlined above. Portfolio managers are responsible for communicating their voting intentions to our Middle Office team. However, the increased use of P-Note access products means that the level of direct equity ownership (carrying voting rights) is minimal. There are also jurisdictional reasons that reduces the number of China A shares on which we vote; for example, voting can frequently only happen “in person” and it is not always practical to travel to the region of residence of the company. Any Chinese investment with a listing outside of China is subject to our standard proxy voting procedure through ISS.

Stock Lending

Where securities are on loan and we judge a vote to be material, we may recall that stock where we have been informed of the loan and have the discretion and are able to make a recall in order to cast a proxy vote. In circumstances where it is not possible or practical to assess the materiality or where it is not possible to recall the security (e.g. where the events subject to voting are not communicated by the company in sufficient time) no votes will be cast.

Martin Currie may utilize third party service providers to assist it in identifying and evaluating whether an event is material, and to assist it in recalling loaned securities for proxy voting purposes.

Proxy Voting Records

Clients may obtain information on how the Martin Currie voted with respect to their proxies by contacting our Client Services team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 011-44-131-229-5252,

fax 011-44-131-222-2527, email Clientservices@martincurrie.com. Voting records are also available on our website at www.martincurrie.com/aboutus/stewardship

A summary of the proxy voting procedure is contained in our Form ADV Part 2, which is made available to all Clients at least annually.

Martin Currie has a specific recordkeeping policy which describes in greater detail the recordkeeping process as it applies to proxy voting.

Martin Currie is a signatory to the UK Stewardship Code (“the Code”). The Code aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities by setting out good practice on engagement with investee companies. In accordance with the provisions of the Code and our Corporate Governance policy, cumulative proxy voting records are published quarterly on our website. This disclosure does not contain voting records for individual clients. Specific voting records for each client are available to those clients at any time upon request.

Amended: May 2008

Amended: July 2009

Amended: June 2010

Amended: November 2010

Reviewed: July 2011

APPENDIX D

Description of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings/Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB, BB, B, CCC, CC, C	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest.

These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

P	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D, DD, DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert	Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Fitch Alert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

NOMURA PARTNERS FUNDS, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits:

(a)(1)	Nomura Partners Funds, Inc.’s (the “Registrant”) Articles of Amendment and Restatement of the Articles of Incorporation, dated January 7, 1992, are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

(a)(2)	Registrant’s Articles of Amendment, dated December 23, 1997, are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

(a)(3)	Registrant’s Articles Supplementary, dated April 27, 2000, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

(a)(4)	Registrant’s Certificate of Correction, dated January 26, 2001, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(a)(5)	Registrant’s Articles of Amendment, dated October 3, 2002, are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(a)(6)	Registrant’s Articles of Amendment, dated December 1, 2008, are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(a)(7)	Registrant’s Articles Supplementary, dated December 1, 2008 are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(a)(8)	Registrant’s Articles of Amendment, dated June 17, 2009, are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement.

(a)(9)	Registrant’s Articles Supplementary, dated October 18, 2012, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(b)	Registrant’s Amended and Restated By-Laws dated April 29, 2010 are incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement (relating to The Japan Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2008, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of each of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, and the International Equity Fund and Nomura Asset Management U.S.A. Inc., dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(3)	Investment Advisory Agreement (relating to the High Yield Fund between the Registrant and Nomura Asset Management U.S.A. Inc.), dated December 10, 2012, is filed herewith.

(d)(4)	Sub-Advisory Agreement (relating to The Japan Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd., dated November 1, 2008, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(d)(5)	Sub-Advisory Agreement (relating to the Asia Pacific ex Japan Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Singapore Limited, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(6)	Sub-Advisory Agreement (relating to the India Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Singapore Limited, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(7)	Sub-Advisory Agreement (relating to the Greater China Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Hong Kong Limited, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(8)	Sub-Advisory Agreement (relating to the Global Equity Income Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd., dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(9)	Sub-Advisory Agreement (relating to International Equity Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management U.K. Limited, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(10)	Sub-Advisory Agreement (relating to the Global Emerging Markets Fund) between Nomura Asset Management U.S.A. Inc. and Martin Currie Inc., dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(d)(11)	Sub-Advisory Agreement (relating to the High Yield Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Corporate Research and Asset Management Inc., dated December 10, 2012, is filed herewith.

(d)(12)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to The Japan Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(13)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the Asia Pacific ex Japan Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(14)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the India Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(15)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the Greater China Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(16)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the Global Equity Income Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(17)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the International Equity Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated January 27, 2012, is filed herewith.

(d)(18)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the Global Emerging Markets Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated November 1, 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(d)(19)	Fee Waiver/Expense Reimbursement Agreement (relating to the High Yield Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated December 10, 2012, is filed herewith.

(e)(1)	Distribution and Shareholder Services Agreement, dated April 26, 2007, between the Registrant and Foreside Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(e)(2)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (with respect to Classes A, C and I), dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(e)(3)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (with respect to Classes A, C and I), dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(e)(4)	Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated December 10, 2012, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(e)(5)	Distribution Services Agreement between Nomura Asset Management U.S.A. Inc. and Foreside Fund Services, LLC, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(e)(6)	Amended and Restated Distribution and Shareholder Services Agreement for Class S Shares of The Japan Fund between the Registrant and Foreside Fund Services, LLC, dated December 22, 2008, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(e)(7)	Amended and Restated Distribution and Shareholder Services Agreement for Class S Shares of The Japan Fund between the Registrant and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(e)(8)	Form of Selling Group Member Agreement is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(e)(9)	Form of Dealer Agreement is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(f)	Not applicable.

(g)(1)	Master Custodian and Accounting Services Agreement, dated October 1, 2007, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(g)(1)(a)	First Amendment to Master Custodian and Accounting Services Agreement, dated December 4, 2008, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(g)(1)(b)(1)	Custody Letter Agreement, dated December 26, 2008, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(g)(1)(b)(2)	Custody Letter Agreement between the Registrant and State Street Bank and Trust Company, dated December 10, 2012, is filed herewith.

(h)(1)	Administration Agreement, dated October 1, 2007, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(1)(a)	First Amendment to Administration Agreement, dated December 26, 2008, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(h)(1)(b)	Amendment to Administration Agreement, dated December 4, 2009, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(h)(1)(c)	Amendment to Administration Agreement, dated April 29, 2010, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(h)(1)(d)	Form of Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated December 10, 2012, is filed herewith.

(h)(2)	Transfer Agency and Service Agreement, dated October 1, 2007, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(2)(a)	Amendment to Transfer Agency and Service Agreement, dated December 11, 2008, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(h)(2)(b)	Amendment to Transfer Agency and Service Agreement, dated April 29, 2010, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(h)(2)(c)	Amendment to Transfer Agency and Service Agreement, dated July 28-29, 2010, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(h)(2)(d)	Amendment to Transfer Agency and Service Agreement, dated October 1, 2011, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(h)(2)(e)	Letter Agreement Regarding Cost Basis Reporting—Shareholder Solicitation, dated September 15, 2011, between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(h)(2)(f)	Amendment to Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.

(h)(2)(g)	Amendment to Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., dated November 30, 2012, is filed herewith.

(h)(3)	FAN Services Agreement between the Registrant and DST Systems, Inc. and Web Services Exhibit thereto, dated October 8, 2007, and Vision Services Exhibit between the Registrant and DST Systems, Inc., dated October 19, 2007, are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(4)	Credit Agreement between the Registrant and State Street Bank and Trust Company, dated December 21, 2007, is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(h)(4)(a)	Consent and First Amendment to Loan Agreement, dated October 14, 2008, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(h)(4)(b)	Second Amendment to Loan Agreement, dated December 19, 2008, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(h)(4)(c)	Third Amendment to Loan Agreement, dated December 18, 2009, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(h)(4)(d)	Fourth Amendment to Loan Agreement, dated December 17, 2010, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(h)(4)(e)	Fifth Amendment to Loan Agreement, dated December 16, 2011, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(h)(4)(f)	Sixth Amendment to Loan Agreement, dated December 14, 2012, between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(5)	Amended and Restated Compliance Services Agreement, dated December 22, 2008, between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(h)(5)(a)	First Amendment to Amended and Restated Compliance Services Agreement, dated September 1, 2009, between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(h)(5)(b)	Second Amended and Restated Compliance Services Agreement, dated December 31, 2009, between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(h)(5)(c)	Amendment No. 1 to the Second Amended and Restated Compliance Services Agreement, dated April 29, 2010, between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(h)(5)(d)	Amendment No. 2 to the Second Amended and Restated Compliance Services Agreement, dated February 7, 2011, between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(h)(5)(e)	Amendment No. 3 to the Second Amended and Restated Compliance Services Agreement between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC, dated December 10, 2012, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(h)(6)	Operations Services Agreement, dated February 11, 2011, between the Registrant and Nomura Asset Management U.S.A. Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(i)(1)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(j)(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(j)(2)(a)	Power of Attorney for Lynn S. Birdsong is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(j)(2)(b)	Power of Attorney for J. Douglas Azar is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(j)(2)(c)	Power of Attorney for James A. Firestone is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(j)(2)(d)	Power of Attorney for Gregory A. Boyko is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(k)	Inapplicable.

(l)	Inapplicable.

(m)(1)	Rule 12b-1 Distribution and Shareholder Servicing Plan for Class S Shares of The Japan Fund is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

(m)(2)	Amended Class A Shares Distribution Plan Pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement..

(m)(3)	Amended Class C Shares Distribution Plan Pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(m)(4)	Form of Mutual Fund Sales and Service Agreement is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(n)	Amended Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.

(o)	Inapplicable.

(p)(1)	Code of Ethics of Nomura Asset Management U.S.A. Inc. and Nomura Corporate Research and Asset Management Inc., dated July 2012, is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.

(p)(2)	Nomura Asset Management Co., Ltd. Code of Ethics, dated December 2010, is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(p)(3)	Nomura Asset Management Singapore Limited Code of Ethics, dated February 2005, is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(p)(4)	Nomura Asset Management Hong Kong Limited Code of Ethics, dated March 2009, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

(p)(5)	Nomura Asset Management U.K. Limited Personal Dealing Policy, dated July 2008, is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(p)(6)	Martin Currie Inc. Code of Ethics, dated July 2011, is incorporated by reference to Post-Effective Amendment no. 43 to the Registration Statement.

(p)(7)	Registrant’s Code of Ethics, dated February 2012, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement..

(p)(8)	State Street Bank and Trust Company Standard of Conduct is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(p)(9)	Code of Ethics of Foreside Fund Services, LLC, dated May 2009, is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement.

Item 29. Persons Controlled By or Under Common Control with Registrant:

None.

Item 30. Indemnification:

A policy of insurance covering Foreside Fund Services, LLC (“Foreside” or the “Distributor”) and its affiliates insures the Distributor’s Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

A second policy insures that if a claim is made against Foreside in the conduct of any professional services carried out by or on behalf of the company, the insurer will indemnify all losses for which Foreside becomes legally obligated to pay. Professional services are defined as services rendered or which ought to have been rendered for or on behalf of a customer or client of the company for a fee, commission or other remuneration or consideration that inures to the benefit of the company.

The Registrant maintains an Investment Management Insurance Policy. The policy covers the officers and directors of the Registrant. Article Eighth of Registrant’s Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 provides as follows:

EIGHTH:

(1)	Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

(2)	To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 31. Business and Other Connections of Investment Advisers

(1) NOMURA ASSET MANAGEMENT U.S.A. INC. (“NAM USA”)

NAM USA provides investment advisory services to United States and foreign clients. The Advisor also acts as an investment manager to Korea Equity Fund, Inc. and Japan Smaller Capitalization Fund, Inc. (U.S. registered closed-end investment companies). The principal address of NAM USA is Two World Financial Center, Building B, New York, New York 10281.

Set forth below is a list of each executive officer and director of NAM USA, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his own account or in the capacity of director, officer, partner or trustee.

Name	Position with NAM USA	Other Substantial Business, Profession, Vocation or Employment

Masashi Terachi	President and Chief Executive Officer; Board of Director

Hiromichi Aoki	Managing Director and Chief Administrative Officer; Board of Director	None

Marti G. Subrahmanyam	Board of Director	Charles E. Merrill Professor of Finance, Economics and International Business, New York University since 1991.

Michael Andrews, CFA	Executive Director, Head of U.S. Retail	None

Roy Freeman	Executive Director and Head of Marketing and Client Servicing	None

Michael A. Morrongiello	Executive Director and Head of Operations	None

Rita Chopra-Brathwaite	Executive Director and Head of Retail Product Management	None

Robert Kleinman	Executive Director and Controller	None

Kenneth L. Munt	Managing Director and Corporate Secretary	None

Neil A. Daniele	Managing Director and Chief Compliance Officer	Chief Compliance Officer of Nomura Global Alpha LLC from July 2008 to the present; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. from April 2009 to the present.

(2) NOMURA ASSET MANAGEMENT CO., LTD. (“NAM”)

NAM provides investment advisory services to Japanese and international clients. NAM is an investment adviser to Korea Equity Fund, Inc. and Japan Smaller Capitalization Fund, Inc. (U.S. registered closed-end investment companies). The principal address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Set forth below is a list of the principal officers and directors of NAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years.

Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment

Kazutoshi Inano	Director (Chairman)	Vice Chairman, Nomura Securities Co., Ltd. (NSC) from 2008 to 2009; Director and Deputy President & Co-COO, Nomura Holdings, Inc. from 2003 to 2008.

Toshihiro Iwasaki	Director, Chairman & CEO	Executive Managing Director of Nomura Holdings, Inc. from June 2011 to present. Executive Managing Director, Deputy President of NAM from April to June 2011.

Noriaki Nagai	Outside Director	Director of NAM from April 2008 to present. Senior Corporate Managing Director of Nomura Holdings, Inc. from April 2010 to present. Senior Corporate Managing Director of Nomura Securities Co., Ltd. from April 2010 to present. Director of Nomura Institute of Capital Markets Research Director of Unified Partners Co., Ltd.

Toshio Morita	Outside Director

Director of NAM from April 2011 to present. Senior Corporate Managing Director of Nomura Holdings, Inc. from April 2011 to present Director of The Nomura Trust & Banking Co., Ltd.

Director of Nomura Healthcare Co., Ltd.

Director of Nomura Agri Planning & Advisory Co., Ltd.

Masanori Nishimatsu	Outside Director

Director of NAM from June 2010 to present. Director of Nomura Holdings, Inc. Director of The Nomura Trust & Banking Co., Ltd. Corporate Auditor of Nomura Investor Relations Co., Ltd.

Corporate Auditor of Nomura Funds Research And Technologies Co., Ltd.

Corporate Auditor of Nomura Private Equity Capital Co., Ltd.

Corporate Auditor of Nomura Agri Planning & Advisory Co., Ltd.

Masahiko Kitayama	Outside Director	Senior Corporate Managing Director of NSC from 2008 to 2012.

Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment

Masaru Konno	Outside Director	Director of NAM from June 2011 to present Senior Managing Director of Nomura Holdings, Inc. from May 2011 to present Director of The Nomura Trust & Banking Co., Ltd.

Shiro Fujitsu	Director	President of Nomura Funds Research and Technologies Co., Ltd. ( NFR&T ) from 2010 to 2012.

Yukio Shirokawa	Executive Managing Director; Executive Vice President	Senior Corporate Managing Director of NAM from 2008 to 2011. Senior Managing Director of NAM from 2004 to 2008.

Tamon Watanabe	Senior Corporate Managing Director	Chairman of NAM Singapore from 2012 to present Chairman of NAM UK and Director from 2009 to 2012 Senior Managing Director of NAM from 2005 to 2008.

Norio Ambe	Senior Corporate Managing Director	Managing Director of NAM from 2005 to 2006; Chairman (Executive Director) of NAM Singapore from May 2008 to March 2009; Chairman (Non-Executive Director) of NAM Singapore from April 2009 to Oct. 2009; Chairman (Non-Executive Director) of NAM Hong Kong from April 2008 to Dec. 2009.

Takashi Nagano	Senior Corporate Managing Director	Senior Managing Director of NSC from 2006 to 2009.

Kiyohiro Yamana	Senior Corporate Managing Director	Senior Managing Director of NAM from 2007 to 2010.

Kunio Watanabe	Senior Corporate Managing Director	Senior Managing Director of NAM from 2009 to 2012.

Kazuhito Yoshii	Senior Corporate Managing Director	Senior Managing Director of NSC from 2010 to 2012.

Mitsugu Toyoda	Senior Managing Director	None

Takashi Saruta	Senior Managing Director	Managing Director of NAM Singapore from 2007 to 2010.

Yoshihiro Namura	Senior Managing Director	Managing Director of NAM from 2008 to 2010.

Shigeru Shinohara	Senior Managing Director	Chairman and CEO of NAM UK from 2012 to present. President & CEO of Nomura Asset Management U.S.A. Inc from 2007 to 2012. President of Nomura Global Alpha LLC from 2008 to 2012.

Name	Position with NAM	Other Substantial Business, Profession, Vocation or Employment
Ryuji Takezaki	Senior Managing Director	None

Masanao Tsuda	Senior Managing Director	None

Minoru Tanabe	Senior Managing Director	None

(3) NOMURA ASSET MANAGEMENT SINGAPORE LIMITED (“NAM Singapore”)

NAM Singapore provides investment advisory services to South East Asian and international clients. NAM Singapore is investment sub-advisor to Korea Equity Fund, Inc. (a U.S. registered closed-end investment company). The principal address of NAM Singapore is 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983.

Set forth below is a list of the principal officers and directors of NAM Singapore indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years.

Name	Position with NAM Sing apore	Other Substantial Business, Profession, Vocation or Employment
Yoshimi Masuda	Chief Compliance Officer	Senior Manager, Head of Compliance, of Nomura Asset Management Singapore Limited since 2006 to current. CFA, 2001

Yoichi Hyodo	Director, Head of Corporate Administration (Executive Director)	Vice President of Nomura Asset Management Hong Kong Limited from July 2009 to June 2011. Manager, Treasury and Controller’s Department of Nomura Asset Management Co., Ltd from July 2004 to June 2009.

Yasuhiro Yokota	Managing Director (Executive Director)

Managing Director, Personnel Department, of Nomura Asset Management Co., Ltd from January 2008 to March 2012.

President & Managing Director of Nomura Asset Management Hong Kong Limited from July 2005 to Dec 2007.

Tamon Watanabe	Chairman (Executive Director)	Chairman, Director of Nomura Asset Management U.K. Limited from April 2009 to March 2012 Senior Corporate Managing Director of Nomura Asset Management Co., Ltd from February 2004 to April 2009

(4) NOMURA ASSET MANAGEMENT HONG KONG LIMITED (“NAM Hong Kong”)

NAM Hong Kong provides investment advisory services to Hong Kong, China and international clients. NAM Hong Kong is an investment sub-adviser to Korea Equity Fund, Inc. (a U.S. registered closed-end investment company). The principal address of NAM Hong Kong is 32/F, Two International Finance Centre, 8 Finance Street, Hong Kong.

Set forth below is a list of the principal officers and directors of NAM Hong Kong indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years.

Name	Position with NAM Hong Kong	Other Substantial Business, Profession, Vocation or Employment
Yasuhiro Yokota	Director	CEO & Director of NAM Singapore from April 2012 to present.

Tamon Watanabe	Chairman & Director	Chairman & Director of NAM Singapore from May 2012 to present

Yasuaki Ogiwara	President and Managing Director	None

Takafumi Sudo	Director & Vice President	None

Granfield Wat	Chief Compliance Officer	None

(5) NOMURA ASSET MANAGEMENT U.K. LIMITED (“NAM UK”)

NAM UK provides investment advisory services to European, Middle Eastern and international clients. The principal address of NAM UK is 1 Angel Lane, London EC4R 3AB, United Kingdom.

Set forth below is a list of the principal officers and directors of NAM UK indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years.

Name	Position with NAM UK	Other Substantial Business, Profession, Vocation or Employment
Shigeru Shinohara	Chairman and Chief Executive Officer	None

Richard J. Bisson	Director, President and Chief Operating Officer	None

Nigel Biggs	Managing Director, Chief Compliance Officer	None

Mark Roxburgh	Managing Director, Head of Marketing and Client Services	None

Atsushi Saito	Managing Director, Chief Administrative Officer	None

Masahiro Kawagishi	Managing Director, Head of Fixed Income	None

Hideyuki Aoki	Managing Director, Head of Equities	None

Luke Nunneley	Non-Executive Director	None

Masanori Itatani	Non-Executive Director	Non—Executive Director of Nomura International plc since 2004. Director, Nomura Holdings Inc. since 2007

(6) NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC (“NCRAM”)

NCRAM provides investment advisory services to United States and foreign clients. The principal address of NAM USA is Two World Financial Center, Building B, New York, New York 10281.

Set forth below is a list of each executive officer and director of NCRAM, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his own account or in the capacity of director, officer, partner or trustee.

Name	Position with NCRAM	Other Substantial Business, Profession, Vocation or Employment
David Mair Findlay	President, Chief Executive Officer, Chief Legal Officer and Chairman of the Board	Senior Managing Director of Nomura Holdings, Inc. and a Senior Managing Director and the Chief Legal Officer of Nomura Holding America, Inc. and Nomura Securities International, Inc.; the Chief Legal Officer at The Capital Company of America; Regional CEO, Americas.

Steven Zoric	General Counsel and Chief Administrative Officer	None

Neil Anthony Daniele	Chief Compliance Officer	Chief Compliance Officer of Nomura Asset Management U.S.A. Inc. from 2002 to the present; Chief Compliance Officer of Nomura Global Alpha LLC from July 2008 to the present; Chief Compliance Officer Nomura Funds and Technologies America, Inc. from April 2009 to the present.

Jennie H. Wong	Managing Director	None

Jeffrey R. Norton	Executive Director and Head of Emerging Markets	None

David Owen Crall	Managing Director and Chief Investment Officer	None

Stephen Spencer Kotsen	Managing Director and Portfolio Manager	None

Steve Rosenthal	Executive Director and Co-Portfolio Manager	None

Amy Yu Chang	Executive Director and Portfolio Manager	None

(7) MARTIN CURRIE INC. (“Martin Currie”)

Martin Currie provides investment advisory services to international clients. The principal address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Set forth below is a list of the principal officers and directors of Martin Currie indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years.

Name	Position with Martin Currie	Other Substantial Business, Profession, Vocation or Employment

Willie Watt	Director/President Chief Executive Officer,	Willie joined Martin Currie as chief executive in January 2001. Before that, he spent 16 years with 3i Group, latterly as a managing director responsible for UK business. Willie’s remit at Martin Currie was to lead a programme of change, transforming the well-respected Scottish investment management company into a dynamic international business. With a ‘Big Boutique’ vision for Martin Currie, Willie assembled an outstanding team, which re-focused the business on specialist active equities, created a robust operational platform and reinvigorated the company’s culture.

Jacqui Hughes	Director Head of Asia business platform	Formerly Martin Currie’s chief compliance officer, Jacqui took on the newly created role of head of our Asian business platform in 2011. In this position, her responsibilities include development and oversight of Martin Currie’s Asian business activities. Having been an assistant director for risk and compliance since 2002, Jacqui was appointed chief compliance officer for all regulated entities in 2006, and became a director in the same year. She joined the firm’s compliance team in 1997, having held a number of roles in Martin Currie’s unit-trust division since joining the firm 1993. Jacqui began her career in the investment-support department of Scottish Equitable.

Ralph Campbell	Director/Vice president Director of Finance	Ralph joined Martin Currie as director of finance in 2005 and was appointed to the main board of the Martin Currie group of companies that year. Earlier, he was commercial director of GE Consumer Finance and financial director of Prudential Portfolio Managers. He began his career as an accountant with Coopers & Lybrand, where he spent five years as a senior consultant and financial controller in Australia. Ralph is a member of the Institute of Chartered Accountants of Scotland.

Name	Position with Martin Currie	Other Substantial Business, Profession, Vocation or Employment

Christine Montgomery	Director/Vice president, Portfolio manager, global	Christine joined Martin Currie in 2009 as a director in the global team with responsibility for EAFE and ACWI ex US mandates. She joined Martin Currie from Edinburgh Partners, where she was an investment partner, managing global and international portfolios for institutional clients, mostly in North America. Before that, she was a global-equities fund manager at Franklin Templeton Investments. Christine began her investment career at Aegon Asset Management (formerly Scottish Equitable). During her 12 years with the company, her roles included head of equities, head of fixed-income and deputy CIO. Before joining Aegon, she had worked in the Department of Accounting at the University of Edinburgh.

Andy Sowerby	Director/Vice president, Managing director of sales, marketing and client service	Andy joined Martin Currie in 2005 and was appointed to the executive and the main board of the Martin Currie group of companies the same year. He has responsibility for sales, marketing and client service. Andy came to Martin Currie from Investec Fund Managers, where he was joint managing director with responsibility for marketing the company’s pooled-fund businesses, both in the UK and in Europe. He was also on the main board of Investec Asset Management. Before that, Andy spent 12 years at Scottish Widows Fund Management, where he played a prominent role in building up the group’s unit-trust business.

John Pickard	Director/Vice president, Head of Investment	John joined Martin Currie as head of investment in 2010, assuming a position on the executive and the main board of the Martin Currie group of companies. He came to Martin Currie from UBS Global Asset Management in Zurich, where he was managing director, European head of equities, and a member of the UBS Global Asset Management equity-management team. There John was responsible for all equity capabilities based in Europe, managing around 80 people and £15 billion of assets. His previous positions with UBS included EMEA head of equities (also in Zurich), senior global equity portfolio manager (in London) and head of Asian equities (based in Tokyo). Earlier, John held a variety of senior roles at UBS subsidiary Phillips & Drew, where he began his investment career as a graduate trainee in 1988.

Darren Cannon	Director/ Vice president/ Chief operating officer	Darren was appointed as chief operating officer in March 2012. He has spent over 25 years working in the asset-management industry in a number of senior operations appointments. Darren worked at UBS from 1989 to 2006, where his roles included head of Asia-Pacific operations and global head of operations. Darren joins Martin Currie from Schroders, where he was head of derivatives and data services from 2006 until 2011.

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	361 Absolute Alpha Fund, Series of Investment Managers Series Trust

2.	361 Long/Short Equity Fund, Series of Investment Managers Series Trust

3.	361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust

4.	AdvisorShares Trust

5.	American Beacon Funds

6.	American Beacon Select Funds

7.	Avenue Mutual Funds Trust

8.	Bennett Group of Funds

9.	Bridgeway Funds, Inc.

10.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust

11.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

12.	Central Park Group Multi-Event Fund

13.	Direxion Shares ETF Trust

14.	DundeeWealth Funds

15.	FlexShares Trust

16.	Forum Funds

17.	FQF Trust

18.	Gottex Multi-Alternatives Fund—I

19.	Gottex Multi-Alternatives Fund—II

20.	Gottex Multi-Asset Endowment Fund—I

21.	Gottex Multi-Asset Endowment Fund—II

22.	Henderson Global Funds

23.	Ironwood Institutional Multi-Strategy Fund LLC

24.	Ironwood Multi-Strategy Fund LLC

25.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust

26.	Manor Investment Funds

27.	Nomura Partners Funds, Inc.

28.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

29.	Perimeter Small Cap Value Fund, Series of Investment Managers Series Trust

30.	PMC Funds, Series of Trust for Professional Managers

31.	Precidian ETFs Trust

32.	Quaker Investment Trust

33.	RevenueShares ETF Trust

34.	Salient MF Trust

35.	Sound Shore Fund, Inc.

36.	The Roxbury Funds

37.	Turner Funds

38.	Wintergreen Fund, Inc.

Item 32(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	President and Principal Executive Officer

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None

Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are maintained as follows:

(a) State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH—0326, Boston, MA 02116 (books and records relating to its functions as Custodian and Administrator);

(b) Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, NY 10281; certain accounts and records of The Japan Fund and the Global Equity Income Fund are located, in whole or in part at the office of Nomura Asset Management Co., Ltd., 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan; certain accounts and records of the Global Equity Income Fund, the Asia Pacific ex Japan Fund and the India Fund are located, in whole or in part, at the office of Nomura Asset Management Singapore Limited, 6 Battery Road #34-02, Singapore 049909; certain accounts and records of the Greater China Fund are located, in whole or in part, at the office of Nomura Asset Management Hong Kong Limited, 30/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong; certain accounts and records of the Global Emerging Markets Fund are located, in whole or in part, at the office of Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES; certain accounts and records of the High Yield Fund are located, in whole or in part, at the office of Nomura Corporate Research And Asset Management Inc., Two World Financial Center, Building B, New York, NY 10281; and certain accounts and records of the Global Equity Income Fund and the International Equity Fund are located, in whole or in part, at the office of Nomura Asset Management U.K. Limited, 6th Floor, Nomura House, 1 St. Martin’s-le-Grand, London EC1A 4NT, United Kingdom (books and records relating to their functions as investment advisor and sub-advisors);

(c) Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 (books and records relating to its functions as Transfer Agent);

(d) Foreside Fund Services, LLC, Three Canal Plaza, 3rd Floor, Portland, ME 04101 (books and records relating to its functions as Distributor and Compliance Service provider);

(e) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017 (certain other books and records relating to its functions as legal counsel).

Item 34.	Management Services:

None.

Item 35.	Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and the State of Maine, on the 28th day of January 2013.

NOMURA PARTNERS FUNDS, INC.

By:	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ RICHARD J. BERTHY Richard J. Berthy	President and Principal Executive Officer	January 28, 2013

/S/ Cynthia Morse-Griffin Cynthia Morse-Griffin	Treasurer and Principal Financial Officer

J. DOUGLAS AZAR* J. Douglas Azar	Chairman of the Board of Directors

LYNN S. BIRDSONG* Lynn S. Birdsong	Director

GREGORY A. BOYKO* Gregory A. Boyko	Director

JAMES A. FIRESTONE* James A. Firestone	Director

*	This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact

/S/ David James David James	January 28, 2013

EXHIBIT INDEX

Number	Exhibit

(d)(3)	Investment Advisory Agreement (relating to the High Yield Fund between the Registrant and Nomura Asset Management U.S.A. Inc.), dated December 10, 2012

(d)(11)	Sub-Advisory Agreement (relating to the High Yield Fund) between Nomura Asset Management U.S.A. Inc. and Nomura Corporate Research and Asset Management Inc., dated December 10, 2012

(d)(17)	Amended and Restated Fee Waiver/Expense Reimbursement Agreement (relating to the International Equity Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated January 27, 2012

(d)(19)	Fee Waiver/Expense Reimbursement Agreement (relating to the High Yield Fund) between the Registrant and Nomura Asset Management U.S.A. Inc., dated December 10, 2012

(g)(1)(b)(2)	Custody Letter Agreement between the Registrant and State Street Bank and Trust Company, dated December 10, 2012

(h)(1)(d)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated December 10, 2012

(h)(2)(g)	Amendment to Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., dated November 30, 2012

(h)(4)(f)	Sixth Amendment to Loan Agreement, dated December 14, 2012, between the Registrant and State Street Bank and Trust Company

(j)(1)	Consent of Independent Registered Public Accounting Firm